                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant    /X/

Filed by a Party other than the Registrant  /  /

Check the appropriate box:
/X/      Preliminary Proxy Statement
/ / Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e) (2))
/ /      Definitive Proxy Statement
/ /      Definitive Additional Materials
/ /      Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

Columbia Funds Trust I; Columbia Funds Trust III; Columbia Funds Trust IV; Columbia Funds Trust V; Columbia Funds Trust VI; Columbia Funds Trust VII; Columbia Funds Trust VIII, Columbia Funds Trust IX and Columbia Funds Trust XI

--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/      No fee required
/ /      $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(2) or
         Item 22(a)(2) of Schedule 14A
/ /      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11

         1) Title of each class of securities to which transaction applies:

            --------------------------------------------------------------------

         2) Aggregate number of securities to which transaction applies:

            --------------------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

            --------------------------------------------------------------------

         4) Proposed maximum aggregate value of transaction:

            --------------------------------------------------------------------

         5) Total fee paid:

            --------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:

            --------------------------------------------------------------------

         2) Form, Schedule or Registration Statement No.:

            --------------------------------------------------------------------

         3) Filing Party:

            --------------------------------------------------------------------

         4) Date Filed:

            --------------------------------------------------------------------

Columbia Funds Trust I
Columbia High Yield Opportunity Fund
Columbia Strategic Income Fund
Columbia Tax-Managed Growth Fund
Columbia Tax-Managed Value Fund

Columbia Funds Trust III
Columbia Federal Securities Fund
Columbia Global Equity Fund
Columbia Intermediate Government Income Fund
Columbia Liberty Fund
Columbia Mid Cap Value Fund
Columbia Quality Plus Bond Fund

Columbia Funds Trust IV
Columbia Municipal Money Market Fund
Columbia Tax-Exempt Fund
Columbia Tax-Exempt Insured Fund
Columbia Utilities Fund

Columbia Funds Trust V
Columbia California Tax-Exempt Fund
Columbia Connecticut Intermediate Municipal Bond Fund
Columbia Connecticut Tax-Exempt Fund
Columbia Florida Intermediate Municipal Bond Fund
Columbia Intermediate Tax-Exempt Bond Fund
Columbia Large Company Index Fund
Columbia Massachusetts Intermediate Municipal Bond Fund
Columbia Massachusetts Tax-Exempt Fund
Columbia New Jersey Intermediate Municipal Bond Fund
Columbia New York Intermediate Municipal Bond Fund
Columbia New York Tax-Exempt Fund
Columbia Rhode Island Intermediate Municipal Bond Fund
Columbia Small Company Index Fund
Columbia U.S. Treasury Index Fund

Columbia Funds Trust VI
Columbia Growth & Income Fund
Columbia Small Cap Value Fund

Columbia Funds Trust VII
Columbia Newport Tiger Fund

Columbia Funds Trust VIII
Columbia Income Fund
Columbia Intermediate Bond Fund

Columbia Funds Trust IX
Columbia High Yield Municipal Fund
Columbia Managed Municipals Fund

Columbia Funds Trust XI
Columbia Asset Allocation Fund
Columbia Dividend Income Fund
Columbia Disciplined Value Fund
Columbia Growth Stock Fund
Columbia Large Cap Core Fund
Columbia Large Cap Growth Fund
Columbia Small Company Equity Fund
Columbia Small Cap Fund
Columbia Young Investor Fund

                 (each, a "Fund"; and collectively, the "Funds")
                              One Financial Center,
                        Boston, Massachusetts 02111-2621
                                 (617) 426-3750

                                                                       [ ], 2005

Dear Shareholder:

      I am writing to you to ask for your vote on the following important matters that affect your investment in the Funds: (1) the election of Trustees for your Fund; and (2) the approval of amendments to and the elimination of certain fundamental investment restrictions of your Fund. If approved, each of these proposals will serve to facilitate efficient administration of and compliance monitoring for your Fund.

      Shareholders of Funds that are voting on certain merger transactions have received or will receive shortly separate proxy statements in connection with the merger transactions. This proxy statement is not a duplicate of the merger proxy statement. It is for a separate shareholder meeting called for the election of Trustees.

      Included in this booklet is information about the upcoming meeting of shareholders of the Funds (the "Special Meeting"):

            - A NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF EACH OF THE FUNDS, which summarizes the issues on which you are being asked to vote; and

            - A PROXY STATEMENT FOR THE SPECIAL MEETING, which provides more detailed information on the specific issues being considered at the Special Meeting.

            ALSO ENCLOSED ARE YOUR BALLOT AND POSTAGE-PAID RETURN ENVELOPE.

      Although we would like very much to have each shareholder attend this meeting, we realize that it may not be possible. Whether or not you plan to be present, we need your vote. We urge you to record your voting instructions by telephone, via the Internet or by completing, signing and returning the enclosed proxy card(s) promptly. A postage-paid envelope is enclosed for mailing, and Internet voting instructions are listed at the top of your proxy card(s).

      Your vote is important. A prompt response on your part will help to ensure that your interests are represented. If you have any questions about the proposals, please call a Columbia customer service representative at (800) 426-3750 or contact your financial advisor.

                                         Sincerely yours,

                                         Christopher L. Wilson
                                         President

Columbia Funds Trust I
Columbia High Yield Opportunity Fund
Columbia Strategic Income Fund
Columbia Tax-Managed Growth Fund
Columbia Tax-Managed Value Fund

Columbia Funds Trust III
Columbia Federal Securities Fund
Columbia Global Equity Fund
Columbia Intermediate Government Income Fund
Columbia Liberty Fund
Columbia Mid Cap Value Fund
Columbia Quality Plus Bond Fund

Columbia Funds Trust IV
Columbia Municipal Money Market Fund
Columbia Tax-Exempt Fund
Columbia Tax-Exempt Insured Fund
Columbia Utilities Fund

Columbia Funds Trust V
Columbia California Tax-Exempt Fund
Columbia Connecticut Intermediate Municipal Bond Fund
Columbia Connecticut Tax-Exempt Fund
Columbia Florida Intermediate Municipal Bond Fund
Columbia Intermediate Tax-Exempt Bond Fund
Columbia Large Company Index Fund
Columbia Massachusetts Intermediate Municipal Bond Fund
Columbia Massachusetts Tax-Exempt Fund
Columbia New Jersey Intermediate Municipal Bond Fund
Columbia New York Intermediate Municipal Bond Fund
Columbia New York Tax-Exempt Fund
Columbia Rhode Island Intermediate Municipal Bond Fund
Columbia Small Company Index Fund
Columbia U.S. Treasury Index Fund

Columbia Funds Trust VI
Columbia Growth & Income Fund
Columbia Small Cap Value Fund

Columbia Funds Trust VII
Columbia Newport Tiger Fund

Columbia Funds Trust VIII
Columbia Income Fund
Columbia Intermediate Bond Fund

Columbia Funds Trust IX
Columbia High Yield Municipal Fund
Columbia Managed Municipals Fund

Columbia Funds Trust XI
Columbia Asset Allocation Fund
Columbia Dividend Income Fund
Columbia Disciplined Value Fund
Columbia Growth Stock Fund
Columbia Large Cap Core Fund
Columbia Large Cap Growth Fund
Columbia Small Company Equity Fund
Columbia Small Cap Fund
Columbia Young Investor Fund

                 (each, a "Fund"; and collectively, the "Funds")
                              One Financial Center,
                        Boston, Massachusetts 02111-2621
                                 (617) 426-3750

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 16, 2005

To the Shareholders of the Funds.

NOTICE IS HEREBY GIVEN that the Special Meeting of Shareholders of the Funds (the "Meeting") will be held at the offices of the Funds at One Financial Center, Boston, Massachusetts, on September 16, 2005, at 10:00 a.m. Boston time. The purpose of the Meeting is to consider and act upon the following matters:

1. To elect your Fund's nominees for Trustees. (TO BE VOTED ON SEPARATELY BY ALL SHAREHOLDERS OF EACH TRUST, VOTING TOGETHER WITH SHAREHOLDERS OF ALL FUNDS OF THAT TRUST.)

2. To approve amendments to and the elimination of certain fundamental investment restrictions of your Fund. (TO BE VOTED UPON BY THE SHAREHOLDERS OF EACH AFFECTED FUND, VOTING SEPARATELY BY FUND AND SEPARATELY ON EACH PROPOSED AMENDMENT OR ELIMINATION.)

3. To transact such other business as may properly come before the Meeting, or any adjournment(s) thereof.

The Board of Trustees has fixed the close of business on June 28, 2005, as the record date for the determination of the shareholders of the Funds entitled to notice of, and to vote at, the Meeting and any adjournments thereof.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR ALL OF THE PROPOSALS.

By order of the Board of Trustees,

R. Scott Henderson
Secretary of the Funds

[ ], 2005

NOTICE: YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE SEE THE ENCLOSED PROSPECTUS/PROXY STATEMENT AND OTHER MATERIALS FOR INSTRUCTIONS ON HOW TO VOTE EASILY AND QUICKLY.

Columbia Funds Trust I
Columbia High Yield Opportunity Fund (HYOF)
Columbia Strategic Income Fund (SIF)
Columbia Tax-Managed Growth Fund (TMGF)
Columbia Tax-Managed Value Fund (TMVF)*

Columbia Funds Trust III
Columbia Federal Securities Fund (FSF)
Columbia Global Equity Fund (GEF)
Columbia Intermediate Government Income Fund (IGIF)*
Columbia Liberty Fund (LF)
Columbia Mid Cap Value Fund (MCVF)*
Columbia Quality Plus Bond Fund (QPBF)

Columbia Funds Trust IV
Columbia Municipal Money Market Fund (MMMF)*
Columbia Tax-Exempt Fund (TEF)
Columbia Tax-Exempt Insured Fund (TEIF)
Columbia Utilities Fund (UF)

Columbia Funds Trust V
Columbia California Tax-Exempt Fund (CTEF)
Columbia Connecticut Intermediate Municipal Bond Fund (CIMBF) Columbia Connecticut Tax-Exempt Fund (CCTEF)
Columbia Florida Intermediate Municipal Bond Fund (FIMBF)* Columbia Intermediate Tax-Exempt Bond Fund (ITEBF)
Columbia Large Company Index Fund (LCIF)*
Columbia Massachusetts Intermediate Municipal Bond Fund (MIMBF) Columbia Massachusetts Tax-Exempt Fund (MTEF)
Columbia New Jersey Intermediate Municipal Bond Fund (NJIMBF) Columbia New York Intermediate Municipal Bond Fund (NYIMBF) Columbia New York Tax-Exempt Fund (NYTEF)
Columbia Rhode Island Intermediate Municipal Bond Fund (RIIMBF) Columbia Small Company Index Fund (SCIF)*
Columbia U.S. Treasury Index Fund (USTIF)

Columbia Funds Trust VI
Columbia Growth & Income Fund (GIF)*
Columbia Small Cap Value Fund (SCVF)

Columbia Funds Trust VII
Columbia Newport Tiger Fund (NTF)*

Columbia Funds Trust VIII
Columbia Income Fund (IF)
Columbia Intermediate Bond Fund (IBF)

Columbia Funds Trust IX
Columbia High Yield Municipal Fund (HYMF)
Columbia Managed Municipals Fund (MMF)*

Columbia Funds Trust XI
Columbia Asset Allocation Fund (AAF)
Columbia Dividend Income Fund (DIF)
Columbia Disciplined Value Fund (DVF)
Columbia Growth Stock Fund (GSF)
Columbia Large Cap Core Fund (LCCF)
Columbia Large Cap Growth Fund (LCGF)
Columbia Small Company Equity Fund (SCEF)
Columbia Small Cap Fund (SCF)
Columbia Young Investor Fund (YIF)

(each italicized entity, a "Fund"; together with the other italicized entities, the "Funds"; each unitalicized entity, a "Trust"; together with the other unitalicized entities, the "Trusts"; each Fund with an asterisk, a
         "Merger Fund"; together with the other Funds with an asterisk, the "Merger Funds"#)

                              One Financial Center,
                        Boston, Massachusetts 02111-2621
                                 (617) 426-3750

                              --------------------

                                 PROXY STATEMENT

                              --------------------

                     FOR THE SPECIAL MEETING OF SHAREHOLDERS

                        TO BE HELD ON SEPTEMBER 16, 2005



-------

# Shareholders of each of the Merger Funds are voting on certain merger transactions, and have received or will receive shortly separate proxy statements in connection with the merger transactions. This proxy statement is not a duplicate of the merger proxy statement. It is for a separate shareholder meeting called for the election of Trustees.

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board" or the "Trustees") of the Trusts for use at the special meeting of the shareholders of the Funds (the "Meeting") to be held at the offices of the Funds, One Financial Center, Boston, Massachusetts, on September 16, 2005, at 10:00 a.m. Boston time, and at any adjournment(s) thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders (the "Notice"). The Notice, this Proxy Statement and the enclosed proxy card are first being mailed, or otherwise being made available, to shareholders on or about July 19, 2005. Please read this Proxy Statement and keep it for future reference.

The Meeting has been called for the purpose of having the shareholders of the Funds consider and take action upon the proposals listed in the Notice (the "Proposals"). This Proxy Statement contains information you should know before voting on the Proposals. As described in greater detail below, while shareholders are being asked to amend and eliminate certain "fundamental" investment restrictions, this is being done solely to facilitate compliance testing through standardization and to enhance future flexibility. The Funds' investment advisor, Columbia Management Advisors, Inc. ("Columbia Management") generally has no present intention of changing the way that the Funds are managed in response to these proposals. The following is a list of the Proposals presented in this Proxy Statement and the Funds that are affected by such
Proposals:

Proposal                                          Affected Funds
--------------------------------------------      -------------------------------------------------------
Proposal 1: To approve the election of            All Funds
Trustees.

Proposal 2.A.: To approve an amendment to         All Funds except the Merger Funds
certain Funds' fundamental investment
restrictions with respect to borrowing money,
pledging assets and issuing senior
securities.
















Proposal 2.B.: To approve an amendment to      All Funds except the Merger Funds
certain Funds' fundamental investment
restrictions with respect to making loans.

Proposal 2.C.: To approve an amendment to      Columbia Asset Allocation Fund
certain Funds' fundamental investment          Columbia Disciplined Value Fund
restrictions with respect to diversification   Columbia Dividend Income Fund
of investments.                                Columbia Federal Securities Fund
                                               Columbia Global Equity Fund
                                               Columbia Growth Stock Fund
                                               Columbia High Yield Municipal Fund
                                               Columbia High Yield Opportunity Fund
                                               Columbia Income Fund
                                               Columbia Intermediate Bond Fund
                                               Columbia Intermediate Tax-Exempt Bond Fund
                                               Columbia Large Cap Core Fund
                                               Columbia Large Cap Growth Fund
                                               Columbia Liberty Fund
                                               Columbia Quality Plus Bond Fund
                                               Columbia Small Cap Fund


                                               Columbia Small Cap Value Fund
                                               Columbia Small Company Equity Fund
                                               Columbia Strategic Income Fund
                                               Columbia Tax-Exempt Fund
                                               Columbia Tax-Exempt Insured Fund
                                               Columbia Tax-Managed Growth Fund
                                               Columbia U.S. Treasury Index Fund
                                               Columbia Utilities Fund
                                               Columbia Young Investor Fund

Proposal 2.D.: To approve an amendment to      Columbia Asset Allocation Fund
certain Funds' fundamental investment          Columbia Connecticut Intermediate Municipal Bond Fund
restrictions with respect to investments in    Columbia Disciplined Value Fund
commodities.                                   Columbia Dividend Income Fund
                                               Columbia Growth Stock Fund
                                               Columbia High Yield Municipal Fund
                                               Columbia Income Fund
                                               Columbia Intermediate Bond Fund
                                               Columbia Intermediate Tax
                                               Columbia Large Cap Core Fund
                                               Columbia Large Cap Growth Fund
                                               Columbia Massachusetts Intermediate Municipal Bond Fund
                                               Columbia New Jersey Intermediate Municipal Bond Fund
                                               Columbia New York Intermediate Municipal Bond Fund
                                               Columbia Quality Plus Bond Fund
                                               Columbia Rhode Island Intermediate Municipal Bond Fund
                                               Columbia Small Cap Fund
                                               Columbia Small Company Equity Fund
                                               Columbia Tax-Managed Growth Fund
                                               Columbia U.S. Treasury Index Fund
                                               Columbia Young Investor Fund

Proposal 2.E.: To approve an amendment to      All Funds except the Merger Funds
certain Funds' fundamental investment
restrictions with respect to investments in
real estate.

Proposal 2.F.: To approve an amendment to      All Funds except the Merger Funds
certain Funds' fundamental investment
restrictions with respect to underwriting of
securities.

Proposal 2.G.: To approve the elimination of   Columbia California Tax-Exempt Fund
certain Fund's fundamental investment          Columbia Connecticut Tax-Exempt Fund
restrictions with respect to purchasing        Columbia Federal Securities Fund
securities on margin.                          Columbia Global Equity Fund
                                               Columbia Liberty Fund
                                               Columbia Massachusetts Tax-Exempt Fund
                                               Columbia New York Tax-Exempt Fund
                                               Columbia Tax-Exempt Fund
                                               Columbia Tax-Exempt Insured Fund
                                               Columbia U.S. Treasury Index Fund
                                               Columbia Utilities Fund

Proposal 2.H.: To approve the elimination of   Columbia Global Equity Fund
certain Funds' fundamental investment          Columbia Growth Stock Fund
restrictions with respect to investing for     Columbia Income Fund
the purpose of exercising control.             Columbia Intermediate Bond Fund
                                               Columbia U.S. Treasury Index Fund
                                               Columbia Young Investor Fund

Proposal 2.I.: To approve the elimination of   Columbia U.S. Treasury Index Fund
certain Funds' fundamental investment
restrictions with respect to short sales.

Proposal 2.J.: To approve an amendment to      All Funds except the Merger Funds
certain Funds' fundamental investment
restrictions with respect to concentrating
investments in an industry.

Proposal 2.K.: To approve the elimination of   Columbia U.S. Treasury Index Fund
certain Funds' fundamental investment
restrictions with respect to purchasing
illiquid securities.

Proposal 2.L.: To approve the elimination of   Columbia U.S. Treasury Index Fund
certain Funds' fundamental investment
restrictions with respect to investing in
securities of other investment companies.

Proposal 2.M.: To approve the elimination of   Columbia Small Cap Value Fund
certain Funds' fundamental investment
restrictions with respect to buying and
selling puts and calls.

With respect to Proposal 1, the shareholders of each Fund in a Trust will vote together with the shareholders of all other Funds of that Trust on the election of Trustees. With respect to Proposal 2, the shareholders of each Fund will vote separately by Fund and separately on each Proposal 2.A. through 2.M. affecting the Fund.

Timely, properly executed proxies will be voted as you instruct. If no specification is made with respect to a Proposal, shares will be voted in accordance with the recommendation of the Board as to that Proposal. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy card. Supplemental solicitations of proxies may be made by personal interview, mail, telephone, facsimile or electronic mail ("e-mail") by officers and Trustees of your Fund, officers and employees of Columbia Management and other representatives of your Fund, as described below. Columbia Management will bear the costs incurred in connection with the solicitation of proxies, the costs of holding the Meeting, and other expenses associated with obtaining the approval of the Funds and their shareholders.

Shareholders of record at the close of business on June 28, 2005 (the "Record Date") are entitled to receive notice of, and to vote at, the Meeting or any adjournment(s) thereof. Shareholders of a Fund that is a series of Columbia Funds Trust I, Columbia Funds Trust III, Columbia Funds Trust IV, Columbia Funds Trust V, Columbia Funds Trust VI and Columbia Trust VII on the Record Date shall be entitled to one vote for each whole share held, as to any matter on which they are entitled to vote, and each fractional share shall be entitled to a proportionate fractional vote. Shareholders of a Fund that is a series of Columbia Funds Trust VIII, Columbia Funds Trust IX and Columbia Funds Trust XI on the Record Date shall be entitled to a number of votes on any matter on which they are entitled to vote equal to the net asset value of the share (or fractional share) in United States dollars determined at the close of business on the Record Date (for example, a share having a net asset value of $10.50 would be entitled to 10.5 votes).

I.    PROPOSAL 1: ELECTION OF TRUSTEES

Mses. Kelly and Verville and Messrs. Hacker, Lowry, Mayer, Nelson, Neuhauser, Simpson, Stitzel, Theobald and Woolworth (who have each agreed to serve) are proposed for election as Trustees of the Fund.

REQUIRED VOTE

The affirmative vote of a plurality of the holders of shares of beneficial interest of each series of a Trust (voting together as a single class) present at the Meeting in person or by proxy is required for the election of each such Trustee. The names and ages of the Trustees of the Funds, the year each was first elected, their principal business occupations during at least the last five years, the number of portfolios in the Fund Complex overseen by each Trustee and other directorships that each Trustee holds are shown below. The address of each Trustee is One Financial Center, Boston, MA 02111-2621.

                                                                   NUMBER OF
                             YEAR FIRST                           PORTFOLIOS
                              ELECTED           PRINCIPAL          IN FUND
                 POSITION       OR             OCCUPATION(s)       COMPLEX
NAME/AGE AND       WITH     APPOINTED TO     DURING PAST FIVE      OVERSEEN         OTHER
 ADDRESS          FUNDS      OFFICE (1)           YEARS           BY DIRECTOR  DIRECTORSHIPS HELD
--------------  ----------  ------------  ----------------------  -----------  ------------------
Douglas A.      Director/   1996          Executive Vice              101             None
Hacker          Trustee                   President-Strategy of
(Age 49)                                  United Airlines
                                          (airline) since
                                          December, 2002
                                          (formerly President of
                                          UAL Loyalty Services
                                          (airline) from
                                          September, 2001 to
                                          December, 2002;
                                          Executive Vice
                                          President and Chief
                                          Financial Officer of
                                          United Airlines from
                                          July, 1999 to
                                          September, 2001;
                                          Senior Vice President
                                          - Finance from March,
                                          1993 to July, 1999).

Janet Langford  Director/   1996          Partner, Zelle,             101             None
Kelly           Trustee                   Hofmann, Voelbel,
(Age 47)                                  Mason & Gette LLP
                                          (Law firm) since
                                          2005; Adjunct
                                          Professor of Law,
                                          Northwestern
                                          University, since
                                          September, 2004;
                                          (formerly Chief
                                          Administration Officer

                                                                   NUMBER OF
                             YEAR FIRST                           PORTFOLIOS
                              ELECTED            PRINCIPAL          IN FUND
                 POSITION       OR             OCCUPATION(s)       COMPLEX
NAME/AGE AND       WITH     APPOINTED TO     DURING PAST FIVE      OVERSEEN         OTHER
 ADDRESS          FUNDS      OFFICE (1)           YEARS           BY DIRECTOR  DIRECTORSHIPS HELD
--------------  ----------  ------------  ----------------------  -----------  ------------------
                                          and Senior Vice
                                          President, Kmart
                                          Holding Corporation
                                          (consumer goods), from
                                          September, 2003 to
                                          March, 2004; Executive
                                          Vice
                                          President-Corporate
                                          Development and
                                          Administration,
                                          General Counsel and
                                          Secretary, Kellogg
                                          Company (food
                                          manufacturer), from
                                          September, 1999 to
                                          August, 2003; Senior
                                          Vice President,
                                          Secretary and General
                                          Counsel, Sara Lee
                                          Corporation (branded,
                                          packaged,
                                          consumer-products
                                          manufacturer) from
                                          January, 1995 to
                                          September, 1999).

                                                                   NUMBER OF
                             YEAR FIRST                           PORTFOLIOS
                              ELECTED            PRINCIPAL          IN FUND
                 POSITION       OR             OCCUPATION(s)       COMPLEX
NAME/AGE AND       WITH     APPOINTED TO     DURING PAST FIVE      OVERSEEN          OTHER
 ADDRESS          FUNDS      OFFICE (1)           YEARS           BY DIRECTOR  DIRECTORSHIPS HELD
--------------  ----------  ------------  ----------------------  -----------  ------------------
Richard W.      Director/   1995          Private Investor since      103             None
Lowry (2)       Trustee                   August, 1987 (formerly
(Age 69)                                  Chairman and Chief
                                          Executive Officer,
                                          U.S. Plywood
                                          Corporation (building
                                          products
                                          manufacturer)).


Charles R.      Director/   1981          Professor of                101             None
Nelson          Trustee                   Economics, University
(Age 62)                                  of Washington, since
                                          January, 1976; Ford
                                          and Louisa Van
                                          Voorhis Professor of
                                          Political Economy,
                                          University of
                                          Washington, since
                                          September, 1993;
                                          (formerly Director,

                                                                   NUMBER OF
                             YEAR FIRST                           PORTFOLIOS
                              ELECTED            PRINCIPAL          IN FUND
                 POSITION       OR             OCCUPATION(s)       COMPLEX
NAME/AGE AND       WITH     APPOINTED TO     DURING PAST FIVE      OVERSEEN          OTHER
 ADDRESS          FUNDS      OFFICE (1)           YEARS           BY DIRECTOR  DIRECTORSHIPS HELD
--------------  ----------  ------------  ----------------------  -----------  ------------------
                                          Institute for Economic
                                          Research, University
                                          of Washington, from
                                          September, 2001 to
                                          June, 2003; Adjunct
                                          Professor of
                                          Statistics, University
                                          of Washington, since
                                          September, 1980;
                                          Associate Editor,
                                          Journal of Money
                                          Credit and Banking,
                                          since September, 1993;
                                          consultant on
                                          econometric and
                                          statistical matters).

John J.         Director/   1985          Academic Vice               103         Saucony, Inc.
Neuhauser (2)   Trustee                   President and Dean of                (athletic footwear)
(Age 62)                                  Faculties since
                                          August, 1999, Boston
                                          College (formerly
                                          Dean, Boston College
                                          School of Management
                                          from September, 1977
                                          to August, 1999).

                                                                   NUMBER OF
                             YEAR FIRST                           PORTFOLIOS
                              ELECTED            PRINCIPAL          IN FUND
                 POSITION       OR             OCCUPATION(s)       COMPLEX
NAME/AGE AND       WITH     APPOINTED TO     DURING PAST FIVE      OVERSEEN          OTHER
 ADDRESS          FUNDS      OFFICE (1)           YEARS           BY DIRECTOR  DIRECTORSHIPS HELD
--------------  ----------  ------------  ----------------------  -----------  ------------------
Patrick J.      Director/   2000          Partner, Perkins Coie,      101      None
Simpson         Trustee                   LLP (law firm).
(Age 61)

                                                                   NUMBER OF
                             YEAR FIRST                           PORTFOLIOS
                              ELECTED            PRINCIPAL          IN FUND
                 POSITION       OR             OCCUPATION(s)       COMPLEX
NAME/AGE AND       WITH     APPOINTED TO     DURING PAST FIVE      OVERSEEN           OTHER
 ADDRESS          FUNDS      OFFICE (1)           YEARS           BY DIRECTOR   DIRECTORSHIPS HELD
--------------  ----------  ------------  ----------------------  -----------  --------------------
Thomas E.       Director/   1998          Business Consultant         101             None
Stitzel         Trustee                   since 1999 (formerly
(Age 69)                                  Professor of Finance
                                          from 1975 to 1999;
                                          College of Business,
                                          Boise State
                                          University); Chartered
                                          Financial Analyst.

Thomas C.       Director/   1996          Partner and Senior          101            Anixter
Theobald (3)    Trustee                   Advisor, Chicago                        International
(Age 68)                                  Growth Partners                        (network support
                                          (private equity                          equipment
                                          investing) since                     distributor); Ventas
                                          September, 2004;                       Inc. (real estate
                                          (formerly Managing                    investment trust);
                                          Director, William                     Jones Lang LaSalle
                                          Blair Capital Partners                   (real estate
                                          (private equity                            management
                                          investing) from                          services) and

                                                                   NUMBER OF
                             YEAR FIRST                           PORTFOLIOS
                              ELECTED            PRINCIPAL          IN FUND
                 POSITION       OR             OCCUPATION(s)       COMPLEX
NAME/AGE AND       WITH     APPOINTED TO     DURING PAST FIVE      OVERSEEN          OTHER
 ADDRESS          FUNDS      OFFICE (1)           YEARS           BY DIRECTOR  DIRECTORSHIPS HELD
--------------  ----------  ------------  ----------------------  -----------  ------------------
                                          September, 1994 to                     Ambac Financial
                                          September, 2004).                     Group (financial
                                                                                    guarantee
                                                                                   insurance).

Anne-Lee        Director/   1998          Retired since 1997          101        Chairman of the
Verville        Trustee                   (formerly General                    Board of Directors,
(Age 59)                                  Manager, Global                      Enesco Group, Inc.
                                          Education Industry,                  (designer, importer
                                          IBM Corporation                      and distributor of
                                          (computers and                          giftware and
                                          technology) from 1994                  collectibles).
                                          to 1997).

                                                                   NUMBER OF
                             YEAR FIRST                           PORTFOLIOS
                              ELECTED            PRINCIPAL          IN FUND
                 POSITION       OR             OCCUPATION(s)       COMPLEX
NAME/AGE AND       WITH     APPOINTED TO     DURING PAST FIVE      OVERSEEN          OTHER
 ADDRESS          FUNDS      OFFICE (1)           YEARS           BY DIRECTOR  DIRECTORSHIPS HELD
--------------  ----------  ------------  ----------------------  -----------  ------------------

Richard L.      Director/   1991          Retired since               101      NorthWest Natural
Woolworth       Trustee                   December, 2003                         (a natural gas
(Age 64)                                  (formerly Chairman and               service provider).
                                          Chief Executive
                                          Officer, The Regence
                                          Group (regional health
                                          insurer); Chairman and
                                          Chief Executive
                                          Officer, Blue Cross
                                          Blue Shield of Oregon;
                                          Certified Public
                                          Accountant, Arthur
                                          Young & Company).

                                                                   NUMBER OF
                             YEAR FIRST                           PORTFOLIOS
                              ELECTED            PRINCIPAL          IN FUND
                 POSITION       OR             OCCUPATION(s)       COMPLEX
NAME/AGE AND       WITH     APPOINTED TO     DURING PAST FIVE      OVERSEEN           OTHER
 ADDRESS          FUNDS      OFFICE (1)           YEARS           BY DIRECTOR   DIRECTORSHIPS HELD
--------------  ----------  ------------  ----------------------  -----------  --------------------
INTERESTED      Director/   1994          Partner, Park Avenue        103        Lee Enterprises
DIRECTOR        Trustee                   Equity Partners                      (print media); WR
William E.                                (private equity) since                 Hambrecht + Co.
Mayer (2)(4)                              February, 1999;                      (financial service
(Age 65)                                  (formerly Partner,                    provider); First
                                          Development Capital                  Health (healthcare);
                                          LLC from November,                     Readers Digest
                                          1996 to February,                       (publisher);
                                          1999).                                   OPENFIELD
                                                                               Solutions (retail
                                                                               industry technology
                                                                                   provider).

                              -20-

(1) In October 2003, the trustees of the Liberty Funds and Stein Roe Funds were elected to the boards of the Columbia Funds; simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors/trustees of the Columbia Funds were appointed to serve as trustees of the Liberty Funds and Stein Roe Funds. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Fund Complex.

(2) Messrs. Lowry, Neuhauser and Mayer each also serve as a director/trustee of the All-Star Funds, currently consisting of 2 investment companies, which are advised by an affiliate of Columbia Management.

(3) Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

(4) Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940, as amended) of the Fund by reason of his affiliation with WR Hambrecht + Co.

FOR INFORMATION REGARDING THE EXECUTIVE OFFICERS OF YOUR FUND, SEE APPENDIX A TO THIS PROXY STATEMENT.

CONSOLIDATION OF LEGAL ENTITIES

The Trustees have also approved, subject to shareholder approval of the election of all current Trustees, the reorganization of each Fund as a series of a single Massachusetts business trust, Columbia Funds Trust IX (the "Acquiring Trust"). The Trustees believe that the consolidation of the Funds into a single legal entity will enhance the efficiency of compliance monitoring and administration. This consolidation is currently expected to be effected in the first quarter of 2006 (or in the case of each Fund that is a surviving fund in a merger transaction on the date of the closing of such merger transaction). The New Fund will have the same fundamental investment restrictions as the Fund immediately prior to the Reorganization (which will reflect any approvals of Proposals 2.A. through 2.M.). All of the Trustees of the Acquiring Trust will serve as Trustees of the New Funds, even if one or more of such Trustees are not elected pursuant to Proposal 1.

The consolidation of legal entities (the "Reorganizations") would be effected pursuant to a plan of reorganization that provides for the transfer of all of the assets of each Fund to a corresponding series of the Acquiring Trust (a "New Fund") in exchange for shares of the New Fund and the assumption by the New Fund of all of the liabilities of the Fund, followed by the liquidation of the Fund (a "Plan").

As described in more detail below in "Information About the Acquiring Trust", the Acquiring Trust, like the Trust, is a business trust governed by Massachusetts law and an agreement and declaration of trust (the "Agreement and Declaration of Trust"). The Acquiring Trust has separate series representing different portfolios. Each series of the Acquiring Trust will have shares representing beneficial interests in the assets and liabilities belonging to that series, and shares of each series will be further divided into separate classes. The New Funds will continue the business of the Funds.

Each New Fund will have the same investment objectives, policies and restrictions as the corresponding Fund (as amended by Proposal 2 to the extent the amendments are approved by shareholders). In addition, each New Fund will be managed by the same investment team as the corresponding Fund using the same investment process, and will have the same management fees and expense structure as the corresponding Fund immediately prior to the Reorganization.

Because each Reorganization would satisfy the provisions of Rule 17a-8 of the Investment Company Act of 1940, as amended (the "1940 Act") that permit reorganizations without a shareholder vote and none of the Agreements and Declarations of Trust of the Funds requires a shareholder vote for such Reorganizations, no shareholder vote is required to complete the Reorganizations.

BACKGROUND AND REASONS FOR THE REORGANIZATIONS

At a meeting held on May 11, 2005, the Board, including all Trustees who are not "interested persons" of the Trust (as defined in Section 2(a)(19) of the 1940
Act) (each, an "Independent Trustee") unanimously approved the Reorganization of each Fund and recommended shareholder approval of each Reorganization. The Board was assisted in its determination by independent legal counsel for the Independent Trustees. The Board determined that each Reorganization would be in the best interests of the relevant Fund, and that the interests of the Fund's shareholders would not be diluted as a result of effecting the Reorganization.

The Board also took into account the fact that the expected costs of the proposed Reorganizations, including the costs incurred in connection with the solicitation of proxies, the costs of holding the Meeting, the fees associated with creating the New Funds, accounting fees, and legal fees, would be borne by Columbia Management and not the Trust or the Funds.

The primary purpose of the Reorganizations is to facilitate compliance monitoring efficient administration.

AGREEMENT AND PLAN OF REORGANIZATION

Each Plan provides that the relevant New Fund will acquire all of the assets of the corresponding Fund in exchange for the assumption by the New Fund of all of the liabilities of the Fund and for the issuance of the shares of the New Fund ("Reorganization Shares"), all as of the Valuation Date, currently expected to be October 7, 2005, for Columbia Tax Managed Growth Fund; September 23, 2005, for Columbia Federal Securities Fund, Columbia Strategic Income Fund and Columbia Intermediate Tax-Exempt Bond Fund; September 16, 2005, for Columbia Tax-Exempt Fund and Columbia California Tax-Exempt Fund; and a date in the first quarter of 2006 for all other Funds. The following discussion of the Plans is qualified in its entirety by the full text of the Plan for each Fund, the form of which is attached as Exhibit 11 to this Proxy Statement.

Each Fund will sell all of its assets attributable to each class of its shares to the corresponding New Fund, and, in exchange, the New Fund will assume all of the liabilities of the Fund and deliver to the Fund a number of full and fractional shares of beneficial interest of the same class of the New Fund having an aggregate net asset value equal to the value of the assets of the Fund, less the value of the liabilities of the Fund assumed by the New Fund attributable to such class.

For federal income tax purposes, all of the Reorganizations are expected to be tax-free reorganizations. For more information about the tax consequences of the proposed Reorganizations, see "Federal Income Tax Consequences of the Reorganizations" below.

Upon consummation of the transactions proposed to occur on the Exchange Date, each Fund will distribute pro rata to its shareholders of record of each class as of the Exchange Date the full and fractional Reorganization Shares of such class received by the Fund. Each holder of shares of the Fund will receive a number of full and/or fractional Reorganization Shares having an aggregate net asset value on the Exchange Date equal to the value of and of the same class as the full and/or fractional shares of the Fund held by the shareholder as of the Exchange Date. This distribution will be accomplished by the establishment of accounts on the share records of the corresponding New Fund in the names of the Fund shareholders, each account representing the respective number of full and fractional Reorganization Shares due such shareholder.

The consummation of each Reorganization is subject to the conditions set forth in the Plan, including receipt of opinions of counsel, any of which may be waived. Each Plan may be terminated and the Reorganization abandoned at any time, before or after approval by the shareholders of the relevant Fund, prior to the Exchange Date, by mutual consent of the Trustees of the relevant Fund and trustees of the New Fund or, if any condition set forth in the Plan has not been fulfilled and has not been waived by the party entitled to its benefits, by such party.

All fees and expenses, including legal and accounting expenses, portfolio transfer taxes (if any) or other similar expenses incurred in connection with the consummation by each New Fund and its corresponding Fund of the transactions contemplated by the Plan will be borne by Columbia Management.

OTHER MATTERS

The investment objectives, policies and restrictions of each Fund (as amended by Proposal 2 to the extent the amendments are approved by shareholders) will be adopted by each New Fund and will not change as a result of the Reorganizations. In addition, Columbia Management will serve as the investment adviser of each New Fund. Furthermore, the management fees and expense structures of each New Fund will be the same as for the corresponding Fund.

Immediately prior to the Reorganizations, the New Funds will have nominal assets and no liabilities, and Columbia Management will be the sole shareholder of each New Fund.

INFORMATION ABOUT THE ACQUIRING TRUST. The Acquiring Trust is governed by an Agreement and Declaration of Trust restated as of July 28, 2000 and as amended from time to time thereafter (the "Declaration of Trust"), By-Laws as amended and restated as of October 24, 1990 and as amended from time to time thereafter (the "By-Laws"), and its Board. The Acquiring Trust is organized as a Massachusetts business trust governed by Massachusetts and federal law.

The table below summarizes the significant differences between the Declaration of Trust and By-Laws of the Acquiring Trust and the organizational documents for the Funds. For additional information, shareholders of a Fund should refer directly to such documents, copies of which may be obtained by contacting the Acquiring Trust at its address listed on the cover page of this Proxy Statement.


                                                       COLUMBIA FUNDS TRUST I
                                                       COLUMBIA FUNDS TRUST III
                                                       COLUMBIA FUNDS TRUST IV
                                                       COLUMBIA FUNDS TRUST V
                                                       COLUMBIA FUNDS TRUST VI           COLUMBIA FUNDS TRUST VIII
                    THE ACQUIRING TRUST                COLUMBIA FUNDS TRUST VII          COLUMBIA FUNDS TRUST XI
                    -------------------                ------------------------          -----------------------
SHAREHOLDER         A shareholder or former            A shareholder or former           A shareholder or former
LIABILITY:          shareholder held to be             shareholder held to be            shareholder held to be
                    personally liable solely by        personally liable solely by       personally liable solely by
                    reason of his or her being or      reason of his or her being or     reason of his or her being or
                    having been a shareholder is       having been a shareholder is      having been a shareholder is
                    entitled to be held harmless       entitled to be held harmless      entitled to be held harmless
                    from and indemnified against       from and indemnified against      from and indemnified against
                    all loss and expense arising       all loss and expense arising      all loss and expense arising
                    from such liability.               from such liability.              from such liability.

                                                                                         Every note, bond, contract,
                                                       Every note, bond, contract,       instrument, certificate or
                    Every note, bond, contract,        instrument, certificate or        undertaking made or issued by
                    instrument, certificate or         undertaking made or issued by     any Trustees or Trustee or by
                    undertaking made or issued by      any Trustees or Trustee or by     any officers or officer must
                    any Trustees or Trustee or by      any officers or officer must      recite that the same was
                    any officers or officer must       recite that the same was          executed or made by or on
                    recite that the same was           executed or made by or on         behalf of the Trust and that
                    executed or made by or on          behalf of the Trust and that      obligations of such instrument
                    behalf of the Trust and that       obligations of such instrument    are not binding on any of them
                    obligations of such instrument     are not binding on any of them    or shareholders individually.
                    are not binding on any of them     or shareholders individually.
                    or shareholders individually.

SHAREHOLDER         Shareholders have the power to     Shareholders have the power to    Shareholders have the power to
VOTING RIGHTS:      vote only (i) for the election     vote only (i) for the election    vote only (i) for the election
                    or, to the extent required by      or removal of Trustees; (ii)      or removal of Trustees; (ii)
                    law, removal of Trustees; (ii)     with respect to any investment    with respect to any investment
                    with respect to any                adviser; (iii) with respect to    adviser; (iii) with respect to
                    termination, by the                any termination, by the           any termination, by the
                    shareholders, of the Trust or      shareholders, of the Trust or     shareholders, of the Trust or
                    series or class of the Trust;      series or class of the Trust;     series or class of the Trust;
                    (iii) with respect to              (iv) with respect to any          (iv) with respect to any
                    derivative actions, to the         amendment, by the Trustees        amendment, by the
                    extent certain demand              that requires shareholder         shareholders, to the
                    requirements are met; and (iv)     authorization; (v) with           Declaration of Trust; (v) with
                    with respect to any other          respect to derivative actions     respect to derivative actions
                    matters required by law, the       similar to a Massachusetts        similar to a Massachusetts
                    organizational documents or        corporation; and (vi) with        corporation, to the extent
                    deemed desirable by the Board      respect to any other matters      certain demand requirements
                    of Trustees.                       required by law, the              are met; and (vi) with respect
                                                       organizational documents, or      to any other matters required
                    Each whole share (or               deemed desirable by the Board     by law, the organizational
                                                       of Trustees.                      documents or deemed desirable
                                                                                         by the Board of Trustees.

                    fractional share) outstanding      On a record date, each
                    on the record date is entitled     outstanding share or              Each whole share (or
                    to a number of votes on any        fractional share is entitled      fractional share) outstanding
                    matter which it is entitled to     to one vote or a proportional     on the record date is entitled
                    vote equal to the net asset        fractional vote.                  to a number of votes on any
                    value of the share (or                                               matter which it is entitled to
                    fractional share) in U.S.          Shareholders may vote together    vote equal to the net asset
                    dollars determined at the          with shareholders of the other    value of the share (or
                    close of business on the           series of the Trust on matters    fractional share) in U.S.
                    record date (for example, a        affecting the Trust as a          dollars determined at the
                    share having a net asset value     whole, such as the election of    close of business on the
                    of $10.50 would be entitled to     Trustees.                         record date (for example, a
                    10.5 votes).                                                         share having a net asset value
                                                                                         of $10.50 would be entitled to
                                                                                         10.5 votes).

                    Shareholders will vote together                                      Shareholders may vote together
                    with shareholders of the other                                       with shareholders of the other
                    series of the Trust on matters                                       series of the Trust on matters
                    affecting the Trust as a                                             affecting the Trust as a
                    whole, such as the election of                                       whole, such as the election of
                    Trustees.                                                            Trustees.

SHAREHOLDERS        Shareholders have no specific      Shareholders have no specific     Shareholders may call a
 MEETINGS:          right to call meetings, except     right to call meetings, except    meeting upon written
                    as may be required by              as may be required by             application of shareholders
                    applicable law, including the      applicable law, including the     holding at least 10% of the
                    Investment Company Act of          Investment Company Act of         outstanding shares, or 10% of
                    1940.                              1940.                             the outstanding shares of any
                                                                                         series or class (if
                                                                                         shareholders of such series or
                                                                                         class are entitled to vote by
                                                                                         individual series or class.
                                                                                         The application must state the
                                                                                         purpose of the meeting and the
                                                                                         matters to be acted upon.

SHAREHOLDER         30% of the shares entitled to      30% of the shares entitled to     30% of the shares entitled to
QUORUM:             vote at the meeting.               vote at the meeting.              vote at the meeting.

SHAREHOLDER         Majority consent required for      Majority consent required for     Majority consent required for
CONSENT:            shareholder action taken           shareholder action taken          shareholder action taken
                    without a meeting.                 without a meeting.                without a meeting.

NOTICE TO           Notice of shareholder              Written notice of shareholder     Notice of shareholder meetings
SHAREHOLDERS:       meetings is to be mailed,          meetings must be given not        is to be mailed, postage
                    postage prepaid, or sent by        less than seven days in           prepaid, not less than seven
                    facsimile or other electronic      advance.                          days before the date of such
                    submission not less than                                             meeting.
                    seven days before the date of      Notice is not expressly
                    such meeting.                      required to include the           Notice must include the
                                                       purpose for which the meeting     purpose or purposes for which
                    Notice is not expressly            is called.                        a meeting is called.
                    required to state the purpose
                    for which the meeting is
                    called.

SHAREHOLDER         Shareholders may put a proxy       Shareholders may put a proxy      Shareholders may put a proxy
PROXIES:            in place for a duration of up      in place for a duration of up     in place for a duration of up
                    to six months.                     to six months.                    to six months.

TRUSTEE'S           The Declaration of Trust may       The Declaration of Trust may      Except when otherwise required
POWER TO            be amended at any time by an       be amended at any time by an      by the Investment Company Act
AMEND               instrument in writing signed       instrument in writing signed      of 1940, the Declaration of
DECLARATION OF      by a majority of the then          by a majority of the then         Trust may be amended by a
TRUST:              Trustees, provided that, for       Trustees when authorized so to    majority vote of the Trustees,
                    non-ministerial amendments,        do by vote of a majority of       provided that, for
                    notice is mailed to                the shares entitled to vote       non-ministerial amendments,
                    shareholders upon the same day     with respect to such              notice is mailed to the
                    such amendment is effective.       amendment, except that            shareholders upon the same day
                                                       shareholder authorization is      such amendment is effective.
                                                       not required for amendments to
                                                       change the name of the Trust,
                                                       supply any omission, cure any
                                                       ambiguity or cure, correct or
                                                       supplement any defective or
                                                       inconsistent provision.

TERMINATION         Shareholders have the right to     Shareholders have the right to    Shareholders have the right to
OF TRUST:           terminate the Trust, or series     terminate the Trust or series     terminate the Trust, or series
                    or class, upon approval of at      upon approval of at least         or class, upon approval of at
                    least 66 2/3% of the               two-thirds of the outstanding     least a majority of the
                    outstanding shares of the          shares of the Trust or the        outstanding shares of the
                    Trust or the affected series       affected series.                  Trust or the affected series
                    or class.                                                            or class.
                                                       Trustees may terminate the
                    Trustees may terminate the         Trust or series without           Trustees may terminate the
                    Trust, or any series or class,     shareholder approval by           Trust, or series or class,
                    without shareholder approval       written notice to the             without shareholder approval
                    by written notice to               shareholders.                     by written notice to
                    shareholders.                                                        shareholders.

MERGER OR           The Declaration of Trust           Shareholders have no express      Shareholders have no express
CONSOLIDATION       provides that a consolidation,     right under the Declaration of    right under the Declaration of
TRUST:              merger or transfer may be          Trust to vote on mergers or       Trust to vote on mergers or
                    authorized by vote of a            consolidations.                   consolidations.
                    majority of the Trustees then
                    in office without shareholder
                    approval, unless otherwise
                    required by law.

REMOVAL OF          Trustee may be removed, with       Trustee may be removed, with      Trustee may be removed, with
TRUSTEES:           or without cause, by a             or without cause, by (i) a        or without cause, by (i) a
                    majority of Trustees then in       majority of Trustees then in      majority of Trustees then in
                    office.                            office or (ii) by a vote of       office; (ii) by a vote of
                                                       two-thirds of the holders of      two-thirds of the holders of
                                                       outstanding shares, with, at a    outstanding shares at a
                                                       meeting called for the            meeting called for the
                                                       purpose.                          purpose; or (iii) by the
                                                                                         holders of two- thirds of the
                                                                                         outstanding shares by
                                                                                         declaration in writing filed
                                                                                         with the custodian of the
                                                                                         Trust.

DIRECTOR/TRUST      Not limited.                       Not limited.                      Not limited.
EE
COMMITTEES:

TRUSTEE             Trustees are not personally        Trustees are not personally       Trustees are not personally
LIABILITY:          liable for claims against the      liable for claims against the     liable for claims against the
                    Trust or for any neglect or        Trust or for any neglect or       Trust or for any neglect or
                                                       wrongdoing of any                 wrongdoing of

                    wrongdoing of any officer,         officer, agent,                   any officer, agent, employee,
                    agent, employee, investment        employee, investment adviser,     investment adviser, or principal
                    adviser, or principal              or principal underwriter of       underwriter of the Trust. Each
                    underwriter of the Trust. Each     the Trust. Each Trustee is not    Trustee is not responsible for
                    Trustee is not responsible for     responsible for the act or        the act or omission of any
                    the act or omission of any         omission of any other Trustee     other Trustee and may be
                    other Trustee and may be           and may be liable only by         liable only by reason of
                    liable only by reason of           reason of willful misfeasance,    willful misfeasance, bad
                    willful misfeasance, bad           bad faith, gross negligence or    faith, gross negligence or
                    faith, gross negligence or         reckless disregard of the         reckless disregard of the
                    reckless disregard of the          duties involved in the conduct    duties involved in the conduct
                    duties involved in the conduct     of his office.                    of his office.
                    of his office.

TRUSTEE             The By-Laws state that the         The Declaration of Trust          The Declaration of Trust
INDEMNIFICATION:    Trust will indemnify each of       states that the Trust will        states that the Trust will
                    its Trustees and officers who      indemnify each of its Trustees    indemnify each of its Trustees
                    are not employees or officers      and officers against all          and officers against all
                    of any investment adviser to       liabilities and expenses,         liabilities and expenses,
                    the Trust or any affiliated        including amounts paid in         including amounts paid in
                    person thereof and may             satisfaction of judgments, in     satisfaction of judgments, in
                    indemnify each of its officers     compromise, as fines and          compromise, as fines and
                    who are employees or officers      penalties, and as counsel         penalties, and as counsel
                    of any investment adviser to       fees, reasonably incurred by      fees, reasonably incurred by
                    the Trust or any affiliated        such person while in office or    such person while in office or
                    person thereof against all         thereafter, by reason of the      thereafter, by reason of the
                    liabilities and expenses,          indemnified person's service      indemnified person's service
                    including amounts paid in          as a Trustee or officer. The      as a Trustee or officer. The
                    satisfaction of judgments, in      Trust will not indemnify its      Trust will not indemnify its
                    compromise, as fines and           Trustees and officers against     Trustees and officers against
                    penalties, and as counsel          any liability to the Trust or     any liability to the Trust or
                    fees, reasonably incurred by       to its shareholders to which      to its shareholders to which
                    such person while in office or     he or she would otherwise be      he or she would otherwise be
                    thereafter, by reason of the       subject by reason of willful      subject by reason of willful
                    indemnified person's service       misfeasance, bad faith, gross     misfeasance, bad faith, gross
                    as a Trustee or officer. The       negligence or reckless            negligence or reckless
                    Trust will not indemnify its       disregard of the duties           disregard of the duties
                    Trustees and officers against      involved in the conduct of        involved in the conduct of his
                    any liability to the Trust or      such person's office.             office.
                    to its shareholders to which
                    he or she would otherwise be       Under the Declaration of          Under the Declaration of
                    subject by reason of willful       Trust, in the absence of a        Trust, in the absence of a
                    misfeasance, bad faith, gross      final decision on the merits      final decision on the merits
                    negligence or reckless             by an adjudicating body that      by an adjudicating body that
                    disregard of the duties            such person is liable by          such person is not liable by
                    involved in the conduct of his     reason of willful misfeasance,    reason of willful misfeasance,
                    office.                            bad faith, gross negligence or    bad faith, gross negligence or
                                                       reckless disregard of the         reckless disregard of the
                    Under the By-Laws, in the          duties involved in the conduct    duties involved in the conduct
                    absence of a final decision on     of their office,                  of their office, no
                    the merits by an adjudicating      indemnification will be           indemnification will be
                    body that such person has not      provided if (a) approved as in    provided unless such person is
                    acted in good faith in the         the best interests of the         determined to be not liable by
                    reasonable belief that such        Trust, after notice that it       (a) a vote of a majority of
                    person's action was in the         involves such indemnification,    the disinterested Trustees or
                                                       by at least a majority of the     (b) an independent legal
                                                       disinterested Trustees acting     counsel as expressed in a
                                                       on the matter (provided that a    written opinion.
                                                       majority of the disinterested
                                                       Trustees then in office act on
                                                       the matter) upon a
                                                       determination, based upon a

                    best interests of the Trust or     review of readily available
                    is liable to the Trust or its      facts, that such person is not
                    Shareholders by reason of          liable to the Trust or its
                    willful misfeasance, bad           shareholders by reason of
                    faith, gross negligence or         willful misfeasance, bad
                    reckless disregard of the          faith, gross negligence or
                    duties involved in the conduct     reckless disregard of the
                    of his or her office,              duties involved in the conduct
                    indemnification will be            of his or her office or (b)
                    provided if (a) approved,          there has been obtained an
                    after notice that it involves      opinion in writing of
                    such indemnification, by at        independent legal counsel to
                    least a majority of the            the effect that such
                    disinterested Trustees acting      indemnification would not
                    on the matter (provided that a     protect such person against
                    majority of the disinterested      any liability to the Trust to
                    Trustees then in office act on     which such person would
                    the matter) upon a                 otherwise be subject by reason
                    determination, based upon a        of willful misfeasance, bad
                    review of readily available        faith, gross negligence or
                    facts, that such person has        reckless disregard of the
                    acted in good faith in the         duties involved in the conduct
                    reasonable belief that such        of his or her office.
                    person's action was in the
                    best interests of the Trust
                    and is not liable to the Trust
                    or its shareholders by reason
                    of willful misfeasance, bad
                    faith, gross negligence or
                    reckless disregard of the
                    duties involved in the conduct
                    of his or her office or (b)
                    there has been obtained an
                    opinion in writing of
                    independent legal counsel,
                    based upon a review of readily
                    available facts to the effect
                    that such person appears to
                    have acted in good faith in
                    the reasonable belief that
                    such person's action was in
                    the best interests of the
                    Trust and that such
                    indemnification would not
                    protect such person against
                    any liability to the Trust to
                    which such person would
                    otherwise be subject by reason
                    of willful misfeasance, bad
                    faith, gross negligence or
                    reckless disregard of the
                    duties involved in the conduct
                    of his or her office.

LEGAL               The By-Laws state that legal       The Declaration of Trust states   The Declaration of Trust states

EXPENSES:           expenses may be paid from time     that legal expenses may           that legal expenses may
                    to time by the Trust in            be paid from time to time by      be paid from time to time by
                    advance of the final               the Trust in advance of the       the Trust in advance of the
                    disposition of any such            final disposition of any such     final disposition of any such
                    proceeding if the Trust            proceeding if the Trust           proceeding if the Trust
                    receives a written undertaking     receives a written undertaking    receives a written undertaking
                    by the indemnified person to       by the indemnified person to      by the indemnified person to
                    reimburse the Trust in the         reimburse the Trust in the        reimburse the Trust (unless it
                    event it is subsequently           event it is subsequently          is determined that such person
                    determined that the                determined that the               is ultimately entitled to
                    indemnified person is not          indemnified person is not         indemnification) and (a) the
                    entitled to such                   entitled to such                  indemnified person provides
                    indemnification and (a) the        indemnification and (a) the       security for his undertaking,
                    indemnified person provides        indemnified person provides       or (b) the Trust is insured
                    security for his undertaking,      security for his undertaking,     against losses arising by
                    or (b) the Trust is insured        or (b) the Trust is insured       reason of any lawful advances,
                    against losses arising by          against losses arising by         or (c) a majority of the
                    reason of any lawful advances,     reason of any lawful advances,    disinterested, non-party
                    or (c) a majority of the           or (c) a majority of the          Trustees or an independent
                    disinterested, non-party           disinterested, non-party          legal counsel, as expressed in
                    Trustees or an independent         Trustees or an independent        a written opinion, determines
                    legal counsel, as expressed in     legal counsel, as expressed in    that there is reason to
                    a written opinion, determines      a written opinion, determines     believe that the indemnified
                    that there is reason to            that there is reason to           person ultimately will be
                    believe that the indemnified       believe that the indemnified      found entitled to
                    person ultimately will be          person ultimately will be         indemnification.
                    found entitled to                  found entitled to
                    indemnification.                   indemnification.

DIVIDENDS:          Not limited.                       Not limited.                      Not limited.

FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATIONS

The Reorganizations are intended to be tax-free. As a condition to each Fund's obligation to consummate the Reorganization, the Fund will receive an opinion from Ropes & Gray LLP, counsel to each Trust, to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, generally for federal income tax purposes, except as noted below:

(i)   the Reorganization will constitute a reorganization within the meaning of
      Section 368(a) of the Code, and the Fund and the New Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

(ii) under Section 361 of the Code, no gain or loss will be recognized by the Fund upon the transfer of its assets to the New Fund in exchange for Reorganization Shares and the assumption by the New Fund of the Fund's liabilities, or upon the distribution of such Reorganization Shares by the Fund to the shareholders of the Fund in liquidation;

(iii) under Section 354 of the Code, the Fund shareholders will recognize no gain or loss upon exchange of their shares of the Fund for the Reorganization Shares;

(iv) under Section 358 of the Code, the aggregate tax basis of the Reorganization Shares to be received by each shareholder of the Fund will be the same as the aggregate tax basis of the shares of the Fund exchanged therefor;

(v) under Section 1223(1) of the Code, the holding period of the Reorganization Shares received by each shareholder of the Fund will include the holding period for the Fund shares exchanged for the Reorganization Shares; provided such shares of the Fund were held as a capital asset on the date of the exchange;

(vi) under Section 1032 of the Code, no gain or loss will be recognized by the New Fund upon receipt of the assets transferred to the New Fund pursuant to the Plan in exchange for the Reorganization Shares and assumption by the New Fund of the liabilities of the Fund;

(vii) under Section 362(b) of the Code, the New Fund's tax basis in the assets that the New Fund receives from the Fund will be the same as the Fund's tax basis in such assets immediately prior to such exchange;

(viii) under Section 1223(2) of the Code, the New Fund's holding period in such assets will include the Fund's holding period in such assets;

(ix) under Section 381 of the Code, the New Fund will succeed to the capital loss carryovers of the Fund, if any, but the use by the New Fund of any such capital loss carryovers (and of capital loss carryovers of the New
      Fund) may be subject to limitation under Sections 383 and 284 of the Code.

The opinion will be based on certain factual certifications made by officers of each Trust and the Funds and will also be based on customary assumptions. Each Fund has agreed to make and provide additional representations to Ropes & Gray with respect to each Fund that are reasonably requested by Ropes & Gray. Ropes & Gray LLP will express no view with respect to the effect of the Reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles. The opinion is not a guarantee that the tax consequences of the Reorganizations will be as described above.

TRUSTEES' COMPENSATION

The members of the Board of Trustees also serve as trustees for certain other registered investment companies advised by Columbia Management (the "Fund Complex"). As of December 31, 2004, the Fund Complex consisted of 127 open-end funds and 11 closed-end management investment company portfolios. Two-thirds of the Trustees' fees are allocated among the funds within the Fund Complex based on the relative net assets of each fund and one-third of the fees is divided equally among the funds within the Fund Complex.

FOR MORE INFORMATION REGARDING THE COMPENSATION OF THE TRUSTEES, SEE APPENDIX
B.1 AND APPENDIX B.2 TO THIS PROXY STATEMENT.

SHAREHOLDER COMMUNICATIONS

Shareholders may communicate with the Trustees as a group or individually. Any such communications should be sent to the Fund's Board or an individual Trustee in writing, c/o the Secretary of the Funds, One Financial Center, Boston, MA 02111-2621. The Secretary may determine not to forward to the Board or a Trustee any letter that does not relate to the business of a Fund.

TRUSTEE SHARE OWNERSHIP

The table in Appendix C shows, as of December 31, 2004, the dollar range of equity securities beneficially owned by each Trustee (i) in each of the Funds, and (ii) in all funds overseen by the Trustee in the Fund Complex.

TRUSTEES' MEETINGS AND COMMITTEES

The Board is responsible for the overall management and supervision of your Fund's affairs and for protecting the interests of your Fund's shareholders. For the calendar year ended December 31, 2004, your Fund held [ ] meetings ([ ] regular joint Board meetings and [ ] special joint Board meetings). [The Funds do not have a formal policy on Trustee attendance at meetings of shareholders.]

The Board has created several committees to perform specific functions on behalf of the Funds. The members of each committee, along with a description of each committee's functions, appear below, followed by a table that sets forth the number of meetings held by each committee during the last fiscal year.

1. AUDIT COMMITTEE

Your Fund has an Audit Committee (the "Audit Committee") comprised of Trustees who are not "interested persons" (as defined in the 1940 Act) of any Fund. Each member of the Audit Committee must be financially literate and at least one member must have prior accounting experience or related financial management expertise.

The Audit Committee serves as an independent and objective party to monitor your Fund's accounting policies, financial reporting and internal control systems and the work of your Fund's independent registered public accountant. The Audit Committee also serves to provide an open avenue of communication between the independent registered public accountants, Columbia Management Group, Inc.'s ("Columbia") internal accounting staff and the Board. The principal functions of the Audit Committee are to assist Board oversight of (1) the integrity of your Fund's financial statements, (2) your Fund's compliance with legal and regulatory requirements, (3) the independent registered public accountant's qualifications and independence, (4) the performance of Columbia Management's internal audit function, and (5) the independent registered public accountant. The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the independent registered public accountants (including the resolution of disagreements between management and the independent registered public accountants regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other review or attest services for your Fund.

The Funds' Audit Committee members are Ms. Verville and Messrs. Hacker, Stitzel and Woolworth.

Based on the recommendation from the Audit Committee and on its own review, the Board selected PricewaterhouseCoopers LLP ("PwC") as independent registered public accountant for your Fund for its fiscal year. Representatives of PwC are not expected to be at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

2. GOVERNANCE COMMITTEE

Messrs. Lowry, Mayer, Simpson and Theobald are members of the Governance Committee of each Fund. The Funds have no nominating or compensation committee. The Governance Committee performs certain of the functions typically performed by those committees. Among other things, the Governance Committee recommends to the Board nominees for Trustee and nominees for appointment to various committees; performs periodic evaluations of the effectiveness of the Board; reviews and recommends to the Board policies and practices to be followed in carrying out the Trustees' duties and responsibilities; and reviews and makes recommendations to the Board regarding the compensation of the Trustees who are not affiliated with Columbia. On February 9, 2005, the Governance Committee adopted a written charter which sets forth the Governance Committee's structure, duties and powers, and methods of operation. A copy of the Governance Committee Charter is available at the website for the Funds at www.columbiafunds.com.

Three of the four Governance Committee members, Messrs. Lowry, Simpson and Theobald, who are not "interested persons" (as defined in the 1940 Act) of any Fund ("Governance Committee Independent Trustees"), participate in the consideration, selection and nomination of Trustees. The Governance Committee Independent Trustees will consider candidates for Trustee identified by any reasonable source, including current Independent Trustees, Fund management, Fund shareholders and other persons or entities. Shareholders of your Fund who wish to nominate a candidate to your Fund's Board may send information regarding prospective candidates to the Governance Committee, in care of the relevant Fund, at One Financial Center, Boston, MA

02111-2621. The information should include evidence of the shareholders' Fund ownership, a full listing of the proposed candidate's education, experience, current employment, date of birth, names and addresses of at least three professional references, information as to whether the candidate is not an "interested person" under the 1940 Act and such other information as may be helpful to the Governance Committee Independent Trustees in evaluating the candidate. All satisfactorily completed information packages regarding a candidate will be forwarded to a member of the Governance Committee for consideration. Recommendations for candidates will be evaluated in light of whether the number of Trustees of your Fund is expected to be increased and anticipated vacancies. [All nominations from Fund shareholders will be considered.] There may be times when the Governance Committee is not recruiting new Board members. In that case, shareholder recommendations will be maintained on file pending the active recruitment of Trustees.

When considering candidates for Trustee, the Governance Committee Independent Trustees consider, among other things, whether prospective nominees have distinguished records in their primary careers, personal and professional integrity, and substantive knowledge in areas important to the Board's operations, such as background or education in finance, auditing, securities law, the workings of the securities markets, or investment advice. For candidates to serve as Independent Trustees, independence from your Fund's investment adviser, its affiliates and other principal service providers is critical, as is an independent and questioning mind-set. In each case, the Governance Committee Independent Trustees will evaluate whether a candidate is an "interested person" under the 1940 Act. The Governance Committee Independent Trustees also consider whether a prospective candidate's workload would be consistent with regular attendance at Board meetings and would allow him or her to be available for service on Board committees, and devote the additional time and effort necessary to stay apprised of Board matters and the rapidly changing regulatory environment in which the Funds operate. Different substantive areas may assume greater or lesser significance at particular times, in light of a Board's present composition and its perceptions about future issues and needs.

The Governance Committee Independent Trustees initially evaluate prospective candidates on the basis of their resumes, considered in light of the criteria discussed above. Those prospective candidates that appear likely to be able to fill a significant need of the Board would be contacted by a Governance Committee Independent Trustee by telephone to discuss the position; if there appeared to be sufficient interest, an in-person meeting with one or more of the Governance Committee Independent Trustees would be arranged. If a Governance Committee Independent Trustee, based on the results of these contacts, believes he or she has identified a viable candidate, he or she would air the matter with the other Governance Committee Independent Trustees for input. Any request by Fund management to meet with the prospective candidate would be given appropriate consideration. The Funds have not paid a fee to third parties to assist in finding nominees.

3. ADVISORY FEES & EXPENSES COMMITTEE

Ms. Kelly and Messrs. Mayer, Nelson and Neuhauser are members of the Advisory Fees & Expenses Committee of each Fund. The Advisory Fees & Expenses Committee's functions include reviewing and making recommendations to the Board as to contracts requiring approval of a majority of the disinterested Trustees and as to any other contracts that may be referred to the committee by the Board.

4. COMPLIANCE COMMITTEE

Mses. Kelly and Verville, and Messrs. Nelson and Simpson are members of the Compliance Committee of the Board of Trustees of the Funds. The Compliance Committee's functions include providing oversight of the monitoring processes and controls regarding the Funds. The Committee supervises legal, regulatory and internal rules, policies, procedures and standards other than those relating to accounting matters and oversight of compliance by the Funds' investment adviser, principal underwriter and transfer agent.

                                                                 NUMBER OF
                                                                  MEETINGS
                                                             FOR CALENDAR YEAR
                                                                   ENDED
                                                             DECEMBER 31, 2004
                                                             -----------------
Audit Committee
Governance Committee
Advisory Fees & Expenses
  Committee
Compliance Committee

5. INVESTMENT OVERSIGHT COMMITTEES

Each Investment Oversight Committee ("IOC") is responsible for monitoring, on an ongoing basis, a select group of Columbia Funds and gives particular consideration to such matters as the Funds' adherence to their investment mandates, historical performance, changes in investment processes and personnel, and proposed changes to investment objectives. Investment personnel who manage the Funds will attend IOC meetings from time to time to assist each IOC in its review of the Funds. Each IOC meets four times a year. Investment Oversight Committee 1 currently consists of Messrs. Lowry, Mayer and Neuhauser. Investment Oversight Committee 2 currently consists of Mr. Hacker and Ms. Verville. Investment Oversight Committee 3 currently consists of Ms. Kelley and Messrs. Stitzel and Theobald. Investment Oversight Committee 4 currently consists of Messrs. Nelson, Simpson and Woolworth.

AUDIT COMMITTEE PRE-APPROVAL OF INDEPENDENT ACCOUNTANT SERVICES

The Audit Committee is required to pre-approve the engagement of your Fund's independent registered public accountant to provide audit and non-audit services to your Fund and non-audit services to Columbia Management or any entity controlling, controlled by or under common control with Columbia Management that provides ongoing services to the Funds ("Columbia Affiliate"), if the engagement relates directly to the operations or financial reporting of the Funds. The engagement may be entered into pursuant to pre-approval policies and procedures established by the Audit Committee.

The Audit Committee has adopted an Audit and Non-Audit Services Pre-Approval Policy ("Policy"). The Policy sets forth the procedures and conditions pursuant to which services to be performed by the Funds' independent registered public accountant are to be pre-approved. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent registered public accountant.

The Policy provides for the general pre-approval by the Audit Committee of certain: (i) audit services to the Funds; (ii) audit-related services to the Funds; (iii) tax services to the Funds; (iv) other services to the Funds; and
(v) Fund-related services to Columbia Affiliates. The Policy requires the Fund Treasurer and/or Director of Trustee Administration to submit to the Audit Committee, at least annually, a schedule of the types of services that are subject to general pre-approval. The schedule(s) must provide a description of each type of service that is subject to general pre-approval and, where possible, will provide projected fee caps for each instance of providing each service. At least annually, the Audit Committee will review and approve the types of services and review the projected fees for the next year, and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. In addition to the fees for each individual service, the Audit Committee has the authority to implement a fee cap on the aggregate amount of non-audit services provided to an individual New Fund. The fee amounts listed on the schedules will be updated to the extent necessary at each of the other regularly scheduled meetings of the Audit Committee.

FEES PAID TO THE INDEPENDENT REGISTERED PUBLIC ACCOUNTANT

The table in Appendix D1 sets forth the aggregate fees billed by PwC for each Fund's last two fiscal years for professional services rendered for (i) audit services, including the audit of each Fund's financial statements and services normally provided in connection with statutory and regulatory filings or engagements for those fiscal years; (ii) audit-related services associated with the review of the Funds' semi-annual financial statements; (iii) tax services and, primarily, reviews of Fund tax returns; and (iv) other services. Please note that the table includes amounts related to non-audit services that would have been subject to pre-approval if Securities and Exchange Commission ("SEC") rules relating to the pre-approval of non-audit services had been in effect at that time.

All of the audit fees, audit-related fees, tax fees and other fees billed by PwC for services provided to a Fund during its most recent fiscal year were pre-approved by the Audit Committee.

[There were no amounts billed by PwC in the most recent fiscal year for audit-related services, tax services or other services provided to Columbia or Columbia Affiliates for engagements that related directly to the operations or financial reporting of each Fund.]

The table in Appendix D2 sets forth the aggregate fees billed by PwC for non-audit services for the Funds, Columbia and Columbia Affiliates for the last two fiscal years.

The Audit Committee has determined that the provision of the services described above is compatible with maintaining the independence of PwC.

REQUIRED VOTE. The affirmative vote of a plurality of the holders of shares of beneficial interest of each Fund present at the Meeting in person or by proxy is required for the election of each such Trustee.

II.   PROPOSAL 2: ADOPTION OF STANDARDIZED FUNDAMENTAL INVESTMENT RESTRICTIONS

As described in the following proposals, the Trustees recommend that shareholders of the affected Funds approve the elimination of and revisions to certain fundamental investment restrictions of such Funds. Generally, the purpose of these proposed changes is to increase each Fund's investment flexibility and reduce administrative and compliance burdens by simplifying and making uniform these fundamental investment restrictions across all Funds.

BACKGROUND. The 1940 Act requires registered investment companies like the Funds to have "fundamental" investment restrictions governing certain of their investment practices. Investment companies may also voluntarily designate restrictions relating to other investment practices as fundamental. "Fundamental" investment restrictions can be changed only by a shareholder vote.

The proposed elimination of and revisions to certain of the fundamental investment restrictions of the Funds are discussed below. Columbia Management has indicated that it generally has no present intention of changing the manner in which it manages the Funds in response to these proposals. By eliminating those fundamental investment restrictions that are not required and revising those fundamental investment restrictions that are required, however, the Trustees believe that Columbia Management will be better able to manage the Funds in a changing regulatory or investment environment. In addition, the process of monitoring the Funds' compliance with investment restrictions will be simplified.

The discussion below in Proposals 2.A. through 2.M. highlights the differences between the Funds' current fundamental investment restrictions and, where applicable, a proposed uniform fundamental investment restriction. However, because the current fundamental investment restrictions vary among the Funds, shareholders of each Fund should consider comparing their Fund's current restrictions (contained in Exhibits 1 through 10) with the proposed restrictions.

2.A. AMENDING FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO BORROWING MONEY, PLEDGING ASSETS AND ISSUING SENIOR SECURITIES.

AFFECTED FUNDS: All Funds except the Merger Funds

The 1940 Act requires the Funds to state the extent to which they may borrow money and issue senior securities. Under Section 18(f)(1) of the 1940 Act, an open-end investment company may not issue senior securities, except that it may borrow from banks, for any purpose, up to 33 1/3% of its total assets (including the amount borrowed). EXHIBITS 1 and 2 list the current fundamental investment restrictions of each of the affected Funds with respect to borrowing money, pledging assets and issuing senior securities, respectively. Generally, the Funds' current fundamental investment restrictions are more restrictive than these 1940 Act requirements.

Accordingly, the Trustees recommend that each affected Fund amend its policy so that it will allow each affected Fund to issue senior securities, pledging assets or borrow money to the full extent permitted under applicable law. The proposed changes would automatically conform each affected Fund's policy more closely to the exact statutory and regulatory requirements, as they exist from time to time, without incurring the time and expense of obtaining shareholder approval to change the restriction. In addition, the proposed changes will reduce administrative and compliance burdens by simplifying and making uniform the Funds' fundamental investment restrictions with respect to borrowing money and issuing senior securities. The 1940 Act does not require a fundamental restriction with respect to the ability to pledge assets.

The proposed amended fundamental investment restriction is as follows:

      "The fund may not. . . [b]orrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief."

2.B.  AMENDING FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO MAKING LOANS.

AFFECTED FUNDS: All Funds except the Merger Funds

The 1940 Act requires the Funds to state the extent to which they intend to make loans to other persons. The Trustees recommend that each Fund's fundamental investment restriction with respect to making loans be revised to reflect a standard restriction for all the Funds. The amendment would permit each Fund to enter into repurchase agreements and securities loans to the extent permitted by the 1940 Act and applicable rules and exemptive relief. EXHIBIT 3 lists the current fundamental investment restriction of each Fund with respect to making loans.

The proposed amended fundamental investment restriction is as follows:

      "The fund may not. . . [m]ake loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief."

Following the amendment, each Fund may, consistent with the 1940 Act and its investment objective and policies, enter into repurchase agreements and securities loans without limit. The staff of the SEC has taken the position that a fund may not loan more than 1/3 of the total value of its assets (including any collateral for such loans). As noted above, although Columbia Management generally has no present intention of changing the way in which each Fund is managed, this increased flexibility could assist each Fund, in the future, in achieving its investment objective and responding to changes in applicable law or regulation. The proposed change would also automatically conform each Fund's lending policy more closely to the exact statutory and regulatory requirements, as they exist from time to time, without incurring the time and expense of obtaining shareholder approval to change the policy. In addition, these proposed changes will reduce administrative and compliance burdens by simplifying and making uniform the fundamental investment restrictions with respect to making loans.

When a Fund enters into a repurchase agreement, it typically purchases a security for a relatively short period of time (usually not more than seven days), which the seller agrees to repurchase at a fixed time and price, representing the Fund's cost plus interest. When a Fund enters into a securities loan, it lends certain of its portfolio securities to broker-dealers or other parties, typically in exchange for a portion of the interest earned on the collateral posted by the borrower or a fee from the borrower. The borrower may also pay the Fund an amount equal to any interest, dividends or other distributions payable on the securities lent. These transactions must be fully collateralized at all times, but involve risk to the Fund if the seller, in the case of repurchase agreements, or the borrower, in the case of securities loans, should default on its obligations. If the Fund's counterparty to these transactions should become involved in bankruptcy or insolvency proceedings, it is possible that the Fund may be treated as an unsecured creditor and may be required to return the underlying securities or collateral, as applicable, to the counterparty's estate.

2.C. AMENDING FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO DIVERSIFICATION OF INVESTMENTS.

AFFECTED FUNDS:

Columbia Asset Allocation Fund                Columbia Federal Securities Fund       Columbia Growth Stock Fund
Columbia Dividend Income Fund                 Columbia High Yield Municipal Fund     Columbia High Yield Opportunity Fund
Columbia Global Equity Fund                   Columbia Intermediate Bond Fund        Columbia Large Cap Growth Fund
Columbia High Yield Fund                      Columbia Large Cap Core Fund           Columbia Liberty Fund
Columbia Income Fund                          Columbia Real Estate Equity Fund       Columbia Small Company Equity Fund
Columbia Intermediate Tax-Exempt Bond Fund    Columbia Small Cap Value Fund          Columbia Tax-Exempt Fund
Columbia Large Cap Growth Fund                Columbia Strategic Income Fund         Columbia Tax-Managed Growth Fund
Columbia Quality Plus Bond Fund               Columbia U.S. Treasury Index Fund      Columbia Utilities Fund
Columbia Small Cap Fund                       Liberty Growth & Income Fund           Liberty S&P 500 Index Fund
Columbia Tax-Exempt Insured Fund              Columbia Disciplined Value Fund        Liberty Select Value Fund
Columbia Young Investor Fund

The Trustees recommend that each affected Fund's fundamental investment restriction with respect to the diversification of its investments be revised to reflect applicable law and a uniform policy for all of the affected Funds.

Each affected Fund is a "diversified" Fund as defined in the 1940 Act. Under the 1940 Act, a "diversified" Fund generally may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer or own more than 10% of the outstanding voting securities of such issuer (except U.S. Government securities, cash, cash items or the securities of other investment companies). The remaining 25% of the Fund's total assets is not subject to this restriction.

EXHIBIT 4 lists the current fundamental investment restrictions of each of the affected Funds with respect to diversification of investments. The proposed amended fundamental investment restriction is designed to track the statutory definition of "diversified" company and read as follows:

      "The fund may not ... [p]urchase securities (except securities issued or guranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations and (b) a Fund's assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.

It is intended that the restriction will be interpreted in a manner consistent with the statutory requirements, including rules adopted and interpretations published by the SEC under Section 5 of the 1940 Act. For example, for purposes of this restriction, in accordance with Rule 5b-2 of the 1940 Act, the value of a guarantee or letter of credit may be excluded from the value of a Fund's investments in the guarantor (or issuer of the letter of credit) if the aggregate value of securities owned by the Fund and guaranteed by such guarantor (plus any other investments in securities issued by the guarantor) does not exceed 10% of the Fund's total assets.

In addition, for Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia Connecticut Intermediate Municipal Bond Fund, Columbia New Jersey Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund, and Columbia Rhode Island Intermediate Municipal Bond Fund, the proposed restriction would provide that:

      "For purposes of this restriction, tax exempt securities that are supported solely by the revenues of a particular private entity will be deemed to have been issued by that entity."

The Trustees recommend that the affected Funds' current fundamental investment restrictions with respect to diversification of investments be amended as proposed in order to conform the affected Funds' restrictions to the statutory requirements discussed above. These proposed changes will reduce administrative and compliance burdens by simplifying and making uniform the fundamental investment restrictions with respect to diversification of investments.

2.D. AMENDING FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO INVESTMENTS IN COMMODITIES.

AFFECTED FUNDS:

Columbia Asset Allocation Fund      Columbia Massachusetts Intermediate  Columbia Disciplined Value Fund
Columbia Dividend Income Fund       Municipal Bond Fund                  Columbia Growth Stock Fund
Columbia High Yield Municipal Fund  Columbia New Jersey Intermediate     Columbia Intermediate Bond Fund
Columbia Large Cap Growth Fund      Municipal Bond Fund                  Columbia Large Cap Core Fund
Columbia Quality Plus Bond Fund     Columbia Rhode Island Intermediate   Columbia New York Intermediate
Columbia Small Company Equity Fund  Municipal Bond Fund                  Municipal Bond Fund
Columbia Tax-Managed Growth Fund    Columbia Young Investor Fund         Columbia Small Cap Fund
Columbia Connecticut Intermediate                                        Columbia U.S. Treasury Index
Municipal Bond Fund
Columbia Income Fund
Columbia Intermediate Tax-Exempt
Bond Fund
Columbia Large Cap Growth Fund

The 1940 Act requires the Funds to state a fundamental investment restriction regarding the purchase and sale of commodities. EXHIBIT 5 lists the current fundamental investment restriction of each Fund with respect to investment in commodities and commodity contracts (including, for one Fund, investments in oil, gas or mineral development programs or leases). The Funds' current restrictions generally prohibit them from purchasing commodities or commodity contracts, but for certain of the Funds permit them to invest in certain futures contracts.

The proposed amended fundamental investment restriction is as follows:

      "The fund may not ... [p]urchase or sell commodities, except that a fund may, to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts and enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions, including without limitation forward currency contracts."

The Trustees recommend that the affected Funds' current fundamental investment restrictions with respect to investments in commodities be amended as proposed. The proposed amendment would make it clear that the Funds may utilize not only certain futures, but also options, options on futures and other financial transactions that do not involve physical commodities to the extent consistent with the Funds' investment objectives and policies. The addition of financial transactions relating to commodities is intended to give the Funds maximum flexibility to invest in a variety of modern financial instruments that could technically be considered commodities, but which do not involve the direct purchase and sale of physical commodities, which are the intended focus of the restriction. Although Columbia

Management generally has no present intention of changing the way in which the Funds are managed as a result of this amendment, this investment flexibility could, in the future, assist the Funds in achieving their investment objectives, in part because such strategies may offer opportunities for hedging and increased investment return. These proposed changes will also reduce administrative and compliance burdens by simplifying and making uniform the fundamental investment restrictions with respect to commodities.

2.E. AMENDING FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO INVESTMENTS IN REAL ESTATE.

AFFECTED FUNDS: All Funds except the Merger Funds

The 1940 Act requires the Funds to state a fundamental policy regarding the purchase and sale of real estate. EXHIBIT 6 lists the current fundamental investment restriction of each Fund with respect to investment in real estate and securities secured by and/or of companies that deal in real estate. Currently, many Funds' investment policies restrict their ability to sell real estate even when the Fund acquires ownership of the real estate as a result of its permissible investments. For instance, it is possible that a Fund could, as a result of an investment in debt securities of a company that deals in real estate, come to hold an interest in real estate if the issuer defaulted on its debt obligations. Accordingly, the Trustees recommend that this policy be modified to allow the holding and sale of real estate when ownership of real estate results from the exercise of its rights as a holder of real estate securities and to clarify that a Fund may invest in real estate-related securities and real estate-backed securities or instruments.

The proposed amended fundamental investment restriction is as follows:

      "The fund may not ... [p]urchase or sell real estate, except a fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate and it may hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein."

These proposed changes will also reduce administrative and compliance burdens by simplifying and making uniform the fundamental investment restrictions with respect to real estate.

2.F. AMENDING FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO UNDERWRITING OF SECURITIES.

AFFECTED FUNDS: All Funds except the Merger Funds

The 1940 Act requires the Funds to state the extent to which they intend to engage in the business of underwriting securities issued by other persons. Under applicable law, a person or company generally is considered to be an underwriter if the person or company participates in the public distribution of securities of other issuers, which involves purchasing the securities from another issuer with the intention of re-selling the securities to the public. From time to time, a Fund may purchase securities in a private transaction for investment purposes and later sell the securities to institutional investors. Under these or other circumstances, a Fund could possibly be considered to be within the technical definition of an underwriter under applicable law. The SEC staff has issued interpretations that clarify that re-sales of privately placed securities by institutional investors, such as funds, do not make the institutional investor an underwriter in these circumstances.

EXHIBIT 7 lists the current fundamental investment restrictions with respect to participation in the underwriting of securities of each of the affected Funds. The proposed amended fundamental investment restriction is as follows:

      "The fund may not ... [u]nderwrite any issue of securities issued by other persons within the meaning of the [Securities Act of 1933][1933 Act] except when it might be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the fund's ability to invest in securities issued by other registered investment companies."

The Trustees recommend that this policy be amended as proposed in order to conform the affected Funds' policies to the statutory and related requirements discussed above and to the policies of the other Funds. In addition, these proposed changes will reduce administrative and compliance burdens by simplifying and making uniform the fundamental investment restrictions with respect to underwriting of securities.

2.G. ELIMINATION OF FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO PURCHASING SECURITIES ON MARGIN

AFFECTED FUNDS:

Columbia California Tax-Exempt Fund      Columbia Connecticut Tax-Exempt Fund   Columbia Utilities Fund
Columbia Global Equity Fund              Columbia Federal Securities Fund       Columbia Liberty Fund
Columbia Massachusetts Tax-Exempt Fund   Columbia New York Tax-Exempt Fund      Columbia U.S. Treasury Index Fund
Columbia Tax-Exempt Fund                 Columbia Tax-Exempt Insured Fund

       EXHIBIT 8 lists the current fundamental investment restriction of each of the affected Funds with respect to purchasing securities on margin. Section 12(a)(1) of the 1940 Act generally prohibits a fund from purchasing securities on margin in contravention of any SEC rules. To date, however, the SEC has not adopted any such rules. There are no SEC rules requiring, and the 1940 Act does not require, that funds state a fundamental investment policy with respect to purchasing securities on margin. As noted above, although Columbia Management generally has no present intention of changing the way in which the affected Funds are managed as a result of the elimination of these restrictions, the Trustees believe it is not in the Funds' best interests to maintain unnecessary fundamental policies. Accordingly, the Trustees recommend that each affected Fund's fundamental investment restriction with respect to purchasing securities on margin be eliminated.

2.H. ELIMINATION OF FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO INVESTING FOR THE PURPOSE OF EXERCISING CONTROL

AFFECTED FUNDS:

Columbia Global Equity Fund    Columbia Income Fund               Columbia U.S. Treasury Index Fund
Columbia Growth Stock Fund     Columbia Intermediate Bond Fund

EXHIBIT 9 lists the current fundamental investment restriction of each of the affected Funds with respect to investing for the purpose of exercising control. Applicable regulations formerly required disclosure on this subject to the extent that a fund intends to invest in companies for the purpose of exercising control (as defined in the 1940 Act). There is no requirement, however, that a fund have an affirmative policy on this subject, or that any policy that it does have be categorized as fundamental. As noted above, although Columbia Management generally has no present intention of changing the way in which the affected Funds are managed as a result of the elimination of these restrictions, consistent with the Trustees' belief that it is not in the Funds' best interests to maintain fundamental investment restrictions that are not required by applicable law, the Trustees recommend that each affected Fund's fundamental investment restriction with respect to investing for the purpose of exercising control be eliminated.

2.I. ELIMINATION OF FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO SHORT SALES

AFFECTED FUND:

Columbia U.S. Treasury Index Fund

The affected Fund has a fundamental investment restriction stating that:

      The Fund may not "[m]ake short sales of securities or maintain a short position."

There are no SEC rules requiring, and the 1940 Act does not require, that the Fund state a fundamental investment policy with respect to short sales. As noted above, although Columbia Management generally has no present intention of changing the way in which the affected Fund is managed as a result of the elimination of these restrictions, consistent with the Trustees' belief that it is not in the Fund's best interests to maintain fundamental investment restrictions that are not required by applicable law, the Trustees recommend that the affected Fund's fundamental investment restriction with respect to short sales be eliminated.

2.J. AMENDMENT TO FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO CONCENTRATING INVESTMENTS IN AN INDUSTRY

AFFECTED FUNDS: All Funds except the Merger Funds

Under applicable law, an investment company may not concentrate its investments in any industry or group of industries without shareholder approval, and must concentrate its investments consistent with any policy to do so. Although "concentration" is not defined in the 1940 Act, the SEC has generally regarded a fund as concentrating its investments in an industry if the fund invests more than 25% of its net assets in securities of issuers in that industry.

Columbia Global Equity Fund currently concentrates its investments in public utilities industry. The Trustees believe that it would be in the best interests of Columbia Global Equity Fund's shareholders to amend its restrictions to provide that the Fund will no longer concentrate its investments in the utilities industry. This is an exception to Columbia Management's general intention that the way in which the affected Funds are managed will not change as a result of amending the Funds' fundamental restrictions.

EXHIBIT 10 lists the affected Funds' current fundamental investment restrictions with respect to concentrating investments in an industry. The proposed amended fundamental investment restriction is as follows:

      "The fund may not ... [p]urchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief."

The Trustees recommend that this policy be amended as shown above to conform the affected Funds' policies to the statutory and related requirements discussed above and to the policies of the other Funds. In addition, these proposed changes will reduce administrative and compliance burdens by simplifying and making uniform the fundamental investment restrictions with respect to concentrating investments in an industry.

2.K. ELIMINATION OF FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO
  PURCHASING ILLIQUID SECURITIES

AFFECTED FUND:

Columbia U.S. Treasury Index Fund

The affected Fund has a fundamental investment restriction stating that:

            The Fund may not "[i]nvest more than 5% of the value of the Fund's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, repurchase agreements with maturities greater than seven days shall be considered illiquid securities."

The 1940 Act does not require the Fund to state a fundamental investment restriction on this matter although the staff of the SEC has taken the position that an open-end investment company may not invest more than 15% of its net assets in illiquid securities (10% for money market funds). As noted above, although Columbia Management generally has no present intention of changing the way in which the affected Fund is managed as a result of the elimination of these restrictions, the Trustees believe it is not in the Fund's best interests to maintain fundamental policies that are not required by applicable law. Accordingly, the Trustees recommend that the affected Fund's fundamental investment restriction with respect to purchasing illiquid securities be eliminated.

2.L. ELIMINATION OF FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO
  INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

AFFECTED FUND:

Columbia U.S. Treasury Index Fund

The affected Fund has a fundamental investment restriction stating that:

            The Fund may not "[p]urchase securities of other investment companies except as they may be acquired in connection with a merger, consolidation, acquisition, reorganization or offer of exchange and except as permitted under the 1940 Act. Purchases in connection with this restriction may subject shareholders to duplicate fees and expenses."

Under the 1940 Act, a Fund's investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting shares of any one investment company, (ii) 5% of the Fund's total assets with respect to shares of any one investment company, and (iii) 10% of the Fund's total assets with respect to shares of investment companies in the aggregate. The 1940 Act, however, does not require investment companies to maintain fundamental investment policies with respect to investing in securities of other investment companies. In addition, the Securities and Exchange Commission has issued exemptive relief that permits certain investment companies additional flexibility with respect to investments in other investment companies. As noted above, although Columbia Management generally has no present intention of changing the way in which the affected Fund is managed as a result of the elimination of these restrictions, consistent with the Trustees' belief that it is not in the Fund's best interests to maintain fundamental investment restrictions that are not required by applicable law, the Trustees recommend that the affected Fund's fundamental investment restriction with respect to investing in securities of other investment companies be eliminated.

2.M. ELIMINATION OF FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO BUYING
  AND SELLING PUTS AND CALLS

AFFECTED FUND:

   Columbia Small Cap Value Fund

The affected Fund has a fundamental investment restriction stating that:

            The Fund "[m]ay purchase and sell futures contracts and related options so long as the total initial margin and premiums on the contracts do not exceed 5% of its total assets."

The Trustees recommend that the affected Fund's fundamental investment restriction with respect to buying and selling puts and calls be eliminated.

If this Proposal is approved, the affected Funds would be able to engage in a variety of transactions involving the use of options to the extent consistent with the Funds' investment objectives and policies. As noted above, although Columbia Management generally has no present intention of changing the way in which the Funds are managed as a result of the elimination of these restrictions, this increased investment flexibility could, in the future, assist each affected Fund in achieving its investment objective. Columbia Management also believes that elimination of this investment restriction would reduce administrative and compliance burdens by conforming each affected Fund's fundamental investment restrictions with the other Funds which currently do not have a fundamental investment restriction with respect to investments in options. For more information regarding options on futures, see Proposal 2.D. above.

A Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such protection is provided during the life of the put option since the Fund, as holder of the option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, a fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

A Fund may purchase call options to hedge against an increase in the price of securities that the fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.

The successful use of a Fund's options strategies depends on the ability of Columbia Management to forecast correctly interest rate and market movements. When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option's expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying security, since the Fund will not realize a loss if the security's price does not change.

The effective use of options also depends on a Fund's ability to terminate option positions at times when Columbia Management deems it desirable to do so. There is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.

REQUIRED VOTE AND EFFECTIVE DATE. Shareholders of each Fund are entitled to vote on each Proposal 2.A. through 2.M. if the Proposal affects their Fund, voting separately by Fund. Approval of each of Proposals 2.A. through 2.M. requires the affirmative vote of a "majority of the outstanding voting securities" of a Fund entitled to vote on such Proposal. As defined by the 1940 Act, a "majority of the outstanding voting securities" means the vote of (i) 67% or more of the Fund's shares present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less. To the extent multiple Proposals apply to the same Fund, the adoption of any of these Proposals is not contingent on the adoption of any other

Proposal by shareholders of the Fund. In addition, with respect to each Fund, the adoption of any of these Proposals 2.A. through 2.M. is not contingent on election of any Trustees pursuant to Proposal 1.

As noted above, if approved by shareholders at the Meeting, each Proposal 2.A. through 2.M. will take effect on [___________], 2005.

      THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE FOR PROPOSAL 2.A. THROUGH 2.M., AS APPLICABLE.

III. OTHER INFORMATION

Certain additional information regarding Columbia Management and the Meeting is presented below.

MANAGEMENT

Columbia Management, located at One Financial Center, Boston, MA 02111, is the Funds' investment adviser. Columbia Management, a registered investment adviser, has been an investment adviser since 1969. Columbia Funds Distributor, Inc. ("CFD"), located at One Financial Center, Boston, MA 02111, is the Funds' distributor. Columbia Management and CFD are wholly owned subsidiaries of Columbia Management Group, Inc. ("CMG"), which is a wholly owned subsidiary of Bank of America Corporation. Prior to April 1, 2004, CMG was an indirect wholly owned subsidiary of Fleet Boston Financial Corporation. Effective April 1, 2004, Fleet Boston Financial Corporation was acquired by Bank of America Corporation. Bank of America is one of the world's largest financial institutions, serving individual consumers, small businesses and large corporations and institutions with a full range of banking, investing, asset management and other financial and risk management products and services. CMG is located at One Financial Center, Boston, MA 02111.

LEGAL PROCEEDINGS

On February 9, 2005, Columbia Management and CFD (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004. Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce certain Columbia Funds, Nations Funds and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions. Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant, who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with the Columbia Group and the Fund's independent trustees and not unacceptable to the staff of the SEC. "At this time, the distribution plan is still under development. As such, any gain to the fund or its shareholders can not currently be determined." As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds. A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

On January 11, 2005, a putative class action lawsuit was filed in federal district court in Massachusetts against, among others, the Trustees of the Fund and Columbia. The lawsuit alleges that defendants violated common law duties to fund shareholders as well as sections of the Investment Company Act of 1940, by failing to ensure that the Fund and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs allege that defendants failed to submit proof of claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions.

In 2004, certain Columbia funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs are expected to file a consolidated amended complaint in June 2005. The Fund and the other defendants to these actions, including Columbia and various of its affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These proceedings are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the Fund. In connection with events described in detail above, various parties have filed suit against certain funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities. More than 300 cases including those filed against entities unaffiliated with the funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities have been transferred to the Federal District Court in Maryland and consolidated in a multi-district proceeding (the "MDL"). On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption (the "CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has conditionally ordered its transfer to the MDL. The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, can not currently be made.

OTHER BUSINESS

The Meeting has been called to transact any business that properly comes before it. The only business that management of the Funds intends to present or knows that others will present is the Proposals. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of the Funds has previously received written contrary instructions from the shareholder entitled to vote the shares.

OUTSTANDING SHARES AND SIGNIFICANT SHAREHOLDERS

The table in Appendix E lists for each Fund the total number of shares outstanding as of the close of business on June 28, 2005, for each class of a Fund's shares entitled to vote at the Meeting.

The table in Appendix F lists each holder of more than five percent of any class of shares of each Fund as of the close of business on May 31, 2005. The Trustees and officers of each Fund, in the aggregate, owned less than 1% of each Fund's outstanding shares as of May 31, 2005.

INFORMATION ABOUT THE MEETING AND THE VOTING AND TABULATION OF PROXIES

All proxies solicited by or on behalf of the Board that are properly executed and returned in time to be voted at the Meeting will be voted at the Meeting as instructed on the proxy. If no instructions are given, the proxy will be voted in favor of the Proposals.

Any proxy may be revoked at any time prior to its being exercised by written notification received by the Funds' Secretary, by the execution of a later dated proxy, or by attending the Meeting and voting in person.

Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the Funds as tellers for the Meeting (the "Tellers"). For each Fund, 30% of the shares of the Fund outstanding on the Record Date and entitled to vote, present at the Meeting in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders of that Fund.

Approval of Proposal 1 is by a plurality of votes cast at the Meeting. Approval of each of Proposals 2.A. through 2.M. requires the affirmative vote of a "majority of the outstanding voting securities" of a Fund entitled to vote on such Proposal. As defined by the 1940 Act, a "majority of the outstanding voting securities" means the vote of (i) 67% or more of the Fund's shares present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less. Only shareholders of record on June 28, 2005, may vote.

In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions, and "broker non-votes," as shares that are present and entitled to vote. With respect to Proposal 1, withheld authority, abstentions and broker non-votes have no effect on the outcome of voting. With respect to any other Proposals, withheld authority, abstentions and broker non-votes have the effect of a vote "against" the Proposal. "Broker non-votes" are shares held by brokers or nominees as to which
(i) the broker or nominee does not have discretionary voting power, and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

ADJOURNMENTS

If a quorum is not present at the Meeting, the Meeting will be adjourned to permit further solicitation of proxies. In the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the proposals referred to above prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares voted at the Meeting (without regard to abstentions and broker non-votes). If a quorum is present, the persons named as proxies will vote those proxies that entitle them to vote for any such proposal in favor of such adjournment and will vote those proxies that require them to vote for rejection of any such proposal against any such adjournment.

SUBMISSION OF PROPOSALS FROM SHAREHOLDERS AT FUTURE MEETINGS

Your Fund does not regularly hold annual shareholder meetings, but may from time to time schedule special meetings. In accordance with the regulations of the SEC, in order to be eligible for inclusion in the Fund's proxy statement for such a meeting, a shareholder proposal must be received a reasonable time before the Fund prints and mails its proxy statement.

You may submit shareholder proposals c/o the Secretary of the Funds, One Financial Center, Boston, Massachusetts 02111-2621.

OTHER INFORMATION

EACH FUND HAS PREVIOUSLY SENT ITS MOST RECENT ANNUAL REPORT AND SEMI-ANNUAL REPORT FOR ANY SUBSEQUENT SEMI-ANNUAL PERIOD TO ITS SHAREHOLDERS. YOU MAY OBTAIN A COPY OF THE REPORT, FREE OF CHARGE, BY WRITING TO COLUMBIA AT ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS 02111-2621, OR BY CALLING 1-800-426-3750.

APPENDIX A - OFFICER INFORMATION

The names and ages of the executive officers of the Funds, the year each was first elected or appointed to office and their principal business occupations during at least the last five years are shown below. The address of each officer is One Financial Center, Boston, MA 02111-2621.

                                             YEAR FIRST ELECTED
      OFFICERS                               OR APPOINTED TO
NAME/AGE AND ADDRESS   POSITION WITH FUNDS        OFFICE                 PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
---------------------  -------------------   ------------------  -----------------------------------------------------------------
Christopher L. Wilson  Head of Mutual Funds  2004                Head of Mutual Funds since August, 2004 and Senior Vice President
(Age 47)               since August 2004;                        of the Advisor since January, 2005; President of the Columbia
                       President of the                          Funds, Liberty Funds and Stein Roe Funds since October, 2004;
                       Columbia Funds since                      President and Chief Executive Officer of the Nations Funds since
                       October 2004                              January, 2005; Senior Vice President of BACAP Distributors LLC
                                                                 since January, 2005; Director of FIM Funding, Inc. since January,
                                                                 2005; Senior Vice President of Columbia Funds Distributor, Inc.
                                                                 since January, 2005; Director of Columbia Funds Services, Inc.
                                                                 since January, 2005 (formerly President and Chief Executive
                                                                 Officer, CDC IXIS Asset Management Services, Inc. from September,
                                                                 1998 to August, 2004).

J. Kevin Connaughton   Treasurer             2000                Treasurer of the Columbia Funds since October, 2003 and of the
(Age 40)                                                         Liberty Funds, Stein Roe Funds and All-Star Funds since December,
                                                                 2000; Vice President of the Advisor since April, 2003 (formerly
                                                                 President of the Columbia Funds, Liberty Funds and Stein Roe
                                                                 Funds from February, 2004 to October, 2004; Chief Accounting
                                                                 Officer and Controller of the Liberty Funds and All-Star Funds
                                                                 from February, 1998 to October, 2000); Treasurer of the Galaxy
                                                                 Funds since September, 2002 (formerly Treasurer from December,
                                                                 2002 to December, 2004 and President from February, 2004 to
                                                                 December, 2004 of the Columbia Management Multi-Strategy Hedge
                                                                 Fund, LLC; Vice President of Colonial Management Associates, Inc.
                                                                 from February, 1998 to October, 2000).

Mary Joan Hoene        Senior Vice           2004                Senior Vice President and Chief Compliance Officer of the
(Age 54)               President and                             Columbia Funds, Liberty Funds, Stein Roe Funds and All-Star Funds
40 West 57th Street    Chief Compliance                          since August, 2004 (formerly Partner, Carter, Ledyard & Milburn
New York, NY 10019     Officer since 2004                        LLP from January, 2001 to August, 2004; Counsel, Carter, Ledyard
                                                                 & Milburn LLP from November, 1999 to December, 2000; Vice
                                                                 President and Counsel, Equitable Life Assurance Society of the
                                                                 United States from April, 1998 to November, 1999).

Michael G. Clarke      Chief                 2004                Chief Accounting Officer of the Columbia Funds, Liberty Funds,
(Age 35)               Accounting                                Stein Roe Funds and All-Star Funds since October, 2004 (formerly
                       Officer since                             Controller of the Columbia Funds, Liberty Funds, Stein Roe Funds
                       October 2004                              and the All-Star Funds from May, 2004 to October, 2004);
                                                                 Assistant treasurer from June, 2002 to May, 2004; Vice President,
                                                                 Product Strategy & Development of the Liberty Funds Group from
                                                                 February, 2001 to June, 2002; Assistant Treasurer of the Liberty
                                                                 Funds Group from February, 2001 to June, 2002; Assistant
                                                                 Treasurer of the Liberty Funds, Stein Roe Funds and the All-Star
                                                                 Funds from August, 1999 to February, 2001; Audit Manager,
                                                                 Deloitte & Touche LLP from May, 1997 to August, 1999.

Jeffrey R.             Controller            2004                Controller of the Columbia Funds, Liberty Funds, Stein Roe Funds
Coleman (Age 35)       since October                             and the All-Star Funds since October, 2004 (formerly Vice
                       2004                                      President of CDC IXIS Asset Management Services, Inc. and Deputy
                                                                 Treasurer of the CDC Nvest Funds and Loomis Sayles Funds from
                                                                 February, 2003 to September, 2004; Assistant Vice President of
                                                                 CDC IXIS Asset Management Services, Inc. and Assistant Treasurer
                                                                 of the CDC Nvest Funds from August, 2000 to February, 2003; Tax
                                                                 Manager of PFPC, Inc. from November, 1996 to August, 2000).

R. Scott               Secretary             2004                Secretary of the Columbia Funds, Liberty Funds and the Stein Roe
Henderson              since                                     Funds since December, 2004 (formerly Of Counsel Bingham McCutchen
(Age 45)               December 2004                             from April 2001 to September 2004; Executive Director and General
                                                                 Counsel, Massachusetts Pension Reserves Investment Management
                                                                 Board from September, 1997 to March, 2001).

APPENDIX B.1 -- TRUSTEES' COMPENSATION

For the calendar year ended December 31, 2004, the Trustees received the following compensation for serving as Trustees:

                                                    TOTAL COMPENSATION FROM THE
                                                      FUND COMPLEX PAID TO THE
                          PENSION OR RETIREMENT           TRUSTEES FOR THE
                         BENEFITS ACCRUED AS PART       CALENDAR YEAR ENDED
                           OF FUND EXPENSES (1)          DECEMBER 31, 2004
                         ------------------------   ---------------------------
DISINTERESTED TRUSTEES

Douglas A. Hacker                  N/A                       $135,000
Janet Langford Kelly               N/A                       $148,500
Richard W. Lowry                   N/A                       $150,700
Charles R. Nelson                  N/A                       $141,500
John J. Neuhauser                  N/A                       $158,284
Patrick J. Simpson (2)             N/A                       $129,000
Thomas E. Stitzel                  N/A                       $149,000
Thomas C. Theobald (2)             N/A                       $172,500
Anne-Lee Verville (2)              N/A                       $157,000
Richard L. Woolworth               N/A                       $131,000
INTERESTED TRUSTEE
William E. Mayer                   N/A                       $166,700

(1) The Funds do not currently provide pension or retirement plan benefits to the Trustees.

(2) During the calendar year ended December 31, 2004, Mr. Simpson deferred $129,000 of his total compensation pursuant to the deferred compensation plan, Mr. Theobald deferred $90,000 of his total compensation pursuant to the deferred compensation plan and Ms. Verville deferred $55,000 of her total compensation pursuant to the deferred compensation plan.

APPENDIX B.2 -- TRUSTEES' COMPENSATION

For the last fiscal year, the Trustees received from each Fund the following compensation for serving as Trustees:



                             AGGREGATE             AGGREGATE            AGGREGATE              AGGREGATE             AGGREGATE
                         COMPENSATION FROM        COMPENSATION      COMPENSATION FROM      COMPENSATION FROM     COMPENSATION FROM
                        HYOF FOR THE FISCAL     FROM SIF FOR THE    FSF FOR THE FISCAL    QPBF FOR THE FISCAL   IGIF FOR THE FISCAL
                             YEAR ENDED        FISCAL YEAR ENDED       YEAR ENDED             YEAR ENDED             YEAR ENDED
Trustee                     MAY 31, 2005          MAY 31, 2005       AUGUST 31, 2004         APRIL 30, 2005        APRIL 30, 2004
                        -------------------    -----------------    ------------------     ------------------   -------------------
Douglas A. Hacker               $1,685               $2,955               3,132                  $2,062                $1,153
Janet Langford Kelly             1,937                3,415               3,140                   2,337                 1,305
Richard W. Lowry                 1,544                2,722               2,941                   1,876                 1,049
William E. Mayer                 1,787                 3146               3,232                   2,158                 1,208
Charles R. Nelson                1,792                3,156               3,121                   2,149                 1,202
John J. Neuhauser                1,619                2,848               3,115                   1,955                 1,094
Patrick J. Simpson(a)            1,612                2,839               2,497                   1,939                 1,085
Thomas E. Stitzel                1,816                3,187               3,342                   2,201                 1,231
Thomas C. Theobald(b)            2,201                3,864               3,788(e)                2,706                 1,509
Anne-Lee Verville(c)             1,939                3,399               3,691                   2,355                 1,317
Richard L. Woolworth             1,546                2,713               2,732                   1,887                 1,055

(a) During the fiscal year ended May 31, 2005, Mr. Simpson deferred $1,612 and $2,839 of his compensation from HYOF and SIF, respectively. During the fiscal year ended August 31, 2004, Mr. Simpson deferred $2,497 of his compensation from FSF. During the fiscal year ended April 30, 2005, Mr. Simpson deferred $1,939 of his compensation from QPBF and $1,085 from IGIF.

(b) During the fiscal year ended May 31, 2005, Mr. Theobald deferred $1,287 and $2,233 of his compensation from HYOF and the SIF, respectively. During the fiscal year ended August 31, 2004, Mr. Theobald deferred $1,845 of his compensation from FSF. During the fiscal year ended April 30, 2005, Mr. Theobald deferred $1,622 of his compensation from QPBF and $901 from IGIF.

(c) During the fiscal year ended May 31, 2005, Ms. Verville deferred $400 and $665 of her compensation from HYOF and SIF, respectively. During the fiscal year ended August 31, 2004, Ms. Verville deferred $1,320 of her compensation from FSF. During the fiscal year ended April 30, 2005, Ms. Verville deferred $478 of her compensation from QPBF and $277 from IGIF.

                             AGGREGATE           AGGREGATE             AGGREGATE             AGGREGATE              AGGREGATE
                           COMPENSATION         COMPENSATION         COMPENSATION           COMPENSATION          COMPENSATION
                         FROM TMGF FOR THE     FROM TMVF FOR        FROM LF FOR THE        FROM MCVF FOR        FROM TEF FOR THE
                            FISCAL YEAR       THE FISCAL YEAR         FISCAL YEAR         THE FISCAL YEAR          FISCAL YEAR
                               ENDED               ENDED                 ENDED                 ENDED                  ENDED
Trustee                  OCTOBER 31, 2004     OCTOBER 31, 2004     SEPTEMBER 30, 2004)   SEPTEMBER 30, 2004     NOVEMBER 30, 2004
-------                  ----------------     ----------------     ------------------    ------------------     -----------------
Douglas A. Hacker               $  988             $ 566                $ 2,959               $ 3,375                $ 3,705
Janet Langford Kelly             1,044               597                  3,009                 3,485                  3,956
Richard W. Lowry                   927               536                  2,845                 3,145                  3,457
William E. Mayer                 1,032               600                  3,125                 3,463                  3,918
Charles R. Nelson                1,023               588                  3,008                 3,463                  3,866
John J. Neuhauser                  969               560                  2,965                 3,347                  3,664
Patrick J. Simpson(a)              947               548                  2,485                 2,682                  3,529
Thomas E. Stitzel                1,043               607                  3,052                 3,461                  3,917
Thomas C. Theobald(b)            1,291               725                  4,137                 4,122                  4,934
Anne-Lee Verville(c)             1,155               666                  3,503                 3,927                  4,322
Richard L. Woolworth               931               547                  2,504                 2,646                  3,446

                                 AGGREGATE              AGGREGATE
                               COMPENSATION           COMPENSATION
                             FROM TEIF FOR THE       FROM UF FOR THE
                                FISCAL YEAR            FISCAL YEAR
                                   ENDED                  ENDED
Trustee                      NOVEMBER 30, 2004      NOVEMBER 30, 2004
-------                      -----------------      -----------------
Douglas A. Hacker                 $ 745                   $ 2,236
Janet Langford Kelly                794                     2,364
Richard W. Lowry                    703                     2,215
William E. Mayer                    794                     2,464
Charles R. Nelson                   781                     2,383
John J. Neuhauser                   744                     2,322
Patrick J. Simpson(a)               720                     2,282
Thomas E. Stitzel                   805                     2,602
Thomas C. Theobald(b)               962                     2,640
Anne-Lee Verville(c)                875                     2,718
Richard L. Woolworth                716                     2,415


(a) During the fiscal year ended October 31, 2004, Mr. Simpson deferred $947 of his compensation from TMGF and $548 of his compensation from TMVF. During the fiscal year ended September 30, 2004, Mr. Simpson deferred $2,682 of his compensation from MCVF and $2,485 of his compensation from LF. During the fiscal year ended November 30, 2004, Mr. Simpson deferred $3,529 of his compensation from TEF and $720 of his compensation from TEIF. During the fiscal year ended November 30, 2004, Mr. Simpson deferred $2,282 of his compensation from UF.

(b) During the fiscal year ended October 31, 2004, Mr. Theobald deferred $745 his compensation from TMGF and $387 of his compensation from TMVF. During the fiscal year ended September 30, 2004, Mr. Theobald deferred $2,278 of his compensation from MCVF and $2,839 of his compensation from LF. During the fiscal year ended November 30, 2004, Mr. Theobald deferred $3,018 of his compensation from TEF and $529 of his compensation from TEIF. During the fiscal year ended November 30, 2004, Mr. Theobald deferred $869 of his compensation from UF.

(c) During the fiscal year ended October 31, 2004, Ms. Verville deferred $455 of her compensation from TMGF and $236 of her compensation from TMVF. During the fiscal year ended September 30, 2004, Ms. Verville deferred $1,602 of her compensation from MCVF and $1,895 compensation from LF. During the fiscal year ended November 30, 2004, Ms. Verville deferred $1,844 of her compensation from the TEF and $323 from the TEIF. During the fiscal year ended November 30, 2004, Ms. Verville deferred $531 of her compensation from UF.

                                 AGGREGATE                 AGGREGATE                AGGREGATE                    AGGREGATE
                               COMPENSATION               COMPENSATION             COMPENSATION                COMPENSATION
                             FROM CTEF FOR THE         FROM CCTEF FOR THE       FROM MTEF FOR THE           FROM NYTEF FOR THE
                             FISCAL YEAR ENDED          FISCAL YEAR ENDED        FISCAL YEAR ENDED           FISCAL YEAR ENDED
Trustee                      OCTOBER 31, 2004           OCTOBER 31, 2004         OCTOBER 31, 2004            OCTOBER 31, 2004
-------                  -------------------------     ------------------    ------------------------     -------------------------
Douglas A. Hacker                 $1,029                    $1,535                     $885                        $753
Janet Langford Kelly               1,136                     1,591                      930                         818
Richard W. Lowry                     993                     1,505                      839                         748
William E. Mayer                   1,120                     1,665                      938                         834
Charles R. Nelson                  1,110                     1,606                      917                         812
John J. Neuhauser                  1,039                     1,568                      877                         809
Patrick J. Simpson(a)              1,017                     1,551                      859                         795
Thomas E. Stitzel                  1,127                     1,760                      952                         885
Thomas C. Theobald(b)              1,344                     1,777                    1,128                         993
Anne-Lee Verville(c)               1,240                     1,844                    1,041                         956
Richard L. Woolworth                 989                     1,647                      861                         811

(a) During the fiscal year ended October 31, 2004, Mr. Simpson deferred $1,017 of his compensation from CTEF, $1,551 from CCTEF, $859 from MTEF and $795 from NYTEF.

(b) During the fiscal year ended October 31, 2004, Mr. Theobald deferred $724 of his compensation from CTEF, $555 from CCTEF, $591 from MTEF and $447 from NYTEF.

(c) During the fiscal year ended October 31, 2004, Ms. Verville deferred $443 of her compensation from CTEF, $339 from CCTEF, $361 from MTEF and $273 from NYTEF.

                                     AGGREGATE              AGGREGATE              AGGREGATE            AGGREGATE
                                 COMPENSATION FROM      COMPENSATION FROM      COMPENSATION FROM    COMPENSATION FROM
                               CIMBF FOR THE FISCAL       FIMBF FOR THE        THE MIMBF FOR THE      NJIMBF FOR THE
                                    YEAR ENDED          FISCAL YEAR ENDED      FISCAL YEAR ENDED    FISCAL YEAR ENDED
           TRUSTEE               OCTOBER 31, 2004        OCTOBER 31, 2004      OCTOBER 31, 2004      OCTOBER 31, 2004
                               --------------------     ------------------     ------------------   -----------------
Douglas A. Hacker                       794                     0                   1,106                  607
Janet Langford Kelly                    837                   784                   1,164                  639
Richard W. Lowry                        748                   725                   1,038                  576
William E. Mayer                        838                   806                   1,163                  644
Charles R. Nelson                       822                   783                   1,142                  631
John J. Neuhauser                       782                   757                   1,086                  602
Patrick J. Simpson(a)                   765                   745                   1,061                  590
Thomas E. Stitzel                       844                   837                   1,168                  655
Thomas C. Theobald(b)                 1,029                   909                   1,446                  771
Anne-Lee Verville(c)                    930                   893                   1,293                  715
Richard L. Woolworth                    757                   771                   1,047                  708


                                      AGGREGATE             AGGREGATE               AGGREGATE
                                  COMPENSATION FROM     COMPENSATION FROM       COMPENSATION FROM
                                   NYIMBF FOR THE         RIIMBF FOR THE      ITEBF FOR THE FISCAL
                                  FISCAL YEAR ENDED     FISCAL YEAR ENDED          YEAR ENDED
           TRUSTEE                OCTOBER 31, 2004       OCTOBER 31, 2004       OCTOBER 31, 2004
                               --------------------     ------------------    --------------------
Douglas A. Hacker                          674                  1,053                  2,201
Janet Langford Kelly                       710                  1,095                  1,631
Richard W. Lowry                           639                  1,023                  1,462
William E. Mayer                           715                  1,135                  1,636
Charles R. Nelson                          700                  1,098                  1,604
John J. Neuhauser                          668                  1,066                  1,528
Patrick J. Simpson(a)                      654                  1,052                  1,496
Thomas E. Stitzel                          726                  1,186                  1,653
Thomas C. Theobald(b)                      858                  1,253                  1,997
Anne-Lee Verville(c)                       793                  1,257                  1,818
Richard L. Woolworth                       654                  1,100                  1,488

a) During the fiscal year ended October 31, 2004, Mr. Simpson deferred $,765, $745, $1,061, $590, $654, $1,052, and $1,496 of his compensation from the CIMBF, FIMBF, MIMBF, NJIMBF, NYIMBF, RIIMBF and ITEBF, respectively.

(b) During the fiscal year ended October 31, 2004, Mr. Theobald deferred $57455, $376, $833, $400, $449, $471, and $1,094 of his compensation from CIMBF, FIMBF, MIMBF, NJIMBF, NYIMBF, RIIMBF and ITEBF, respectively.

(c) During the fiscal year ended October 31, 2004, Ms. Verville deferred $351, $230, $509, $244, $274, $288 and $668 of her compensation from
         CIMBF, FIMBF, MIMBF, NJIMBF, NYIMBF, RIIMBF and ITEBF, respectively.

                                 AGGREGATE                               AGGREGATE
                               COMPENSATION          AGGREGATE         COMPENSATION           AGGREGATE              AGGREGATE
                               FROM SCVF FOR       COMPENSATION      FROM NTF FOR THE        COMPENSATION           COMPENSATION
                              THE FISCAL YEAR    FROM GIF FOR THE       FISCAL YEAR       FROM HYMF FOR THE       FROM MMF FOR THE
Trustee                            ENDED         FISCAL YEAR ENDED         ENDED          FISCAL YEAR ENDED      FISCAL YEAR ENDED
                               JUNE 30, 2004       JULY 31, 2004      AUGUST 31, 2004       JUNE 30, 2004          JUNE 30, 2004
                              --------------     -----------------   ----------------     -----------------      -----------------
Douglas A. Hacker                   1,273            $3,956              $1,181                $1,551                 $1,448
Janet Langford Kelly                1,149             3,873               1,178                 1,437                  1,297
Richard W. Lowry                    1,139             3,589               1,099                 1,427                  1,284
Salvatore Macera(a)                    51                 0                 N/A                    49                     66
William E. Mayer                    1,257             3,948               1,202                 1,573                  1,420
Charles R. Nelson                   1,232             3,824               1,167                 1,527                  1,515
John J. Neuhauser                   1,320             3,891               1,154                 1,611                  1,503
Patrick J. Simpson(b)                 677             2,448                 928                   994                    690
Thomas Stitzel                      1,221             3,870               1,240                 1,560                  1,351
Thomas C. Theobald(c)               1,373             4,969               1,442                 1,722                  1,856
Anne-Lee Verville(d)                1,482             4,566               1,383                 1,825                  1,686
Richard L. Woolworth                  731             2,599               1,013                 1,080                    733

(a) Mr. Macera retired as a Trustee from the Board of Trustees effective June 18, 2003.

(b) During the fiscal year ended June 30, 2004, Mr. Simpson deferred $677 of his compensation from SCVF. During the fiscal year ended July 31, 2004, Mr. Simpson deferred $2,448 of his compensation from GIF. During the fiscal year ended August 31, 2004, Mr. Simpson deferred $928 of his compensation from NTF. During the fiscal year ended June 30, 2004, Mr. Simpson deferred $994 and $690 of his compensation from HYMF and MMF, respectively.

(c) During the fiscal year ended June 30, 2004, Mr. Theobald deferred $640 of his compensation from SCVF. During the fiscal year ended July 31, 2004, Mr. Theobald deferred $2,886 of his compensation from GIF. During the fiscal year ended August 31, 2004, Mr. Theobald deferred $778 of his compensation from NTF. During the fiscal year ended June 30, 2004, Mr. Theobald deferred $752 and $888 of his compensation from HYMF and MMF, respectively

(d) During the fiscal year ended June 30, 2004, Ms. Verville deferred $ 552 of her compensation from SCVF. During the fiscal year ended July 31, 2004, Ms. Verville deferred $2,061 of her compensation from GIF. During fiscal year ended August 31, 2004, Ms. Verville deferred $558 of her compensation from NTF. During the fiscal year ended June 30, 2004, Ms. Verville deferred $612 and $612 of her compensation from HYMF and MMF, respectively.

                                               AGGREGATE          AGGREGATE           AGGREGATE             AGGREGATE
                            AGGREGATE        COMPENSATION       COMPENSATION        COMPENSATION          COMPENSATION
                          COMPENSATION       FROM LCGF FOR    FROM DVF FOR THE    FROM LCCF FOR THE      FROM SCF FOR THE
                        FROM AAF FOR THE    THE FISCAL YEAR      FISCAL YEAR         FISCAL YEAR           FISCAL YEAR
                        FISCAL YEAR ENDED        ENDED              ENDED               ENDED                 ENDED
                         SEPTEMBER 30,       SEPTEMBER 30,     SEPTEMBER 30,        SEPTEMBER 30,         SEPTEMBER 30,
TRUSTEE                       2004               2004               2004                2004                   2004
                         ----------------   --------------     --------------      --------------        -----------------
Douglas A. Hacker            $1,332             $2,243             $1,458              $1,392                $2,562
Janet Langford Kelly          1,346              2,274              1,483               1,409                 2,676
Richard W. Lowry              1,230              2,051              1,394               1,303                 2,341
William E. Mayer              1,356              2,272              1,515               1,431                 2,605
Charles R. Nelson             1,344              2,267              1,484               1,281                 2,653
John J. Neuhauser             1,316              2,211              1,450               1,383                 2,521
Patrick J. Simpson(a)         1,103              1,922              1,073               1,144                 2,188
Thomas E. Stitzel             1,364              2,293              1,517               1,448                 2,646
Thomas C. Theobald(b)         1,612              2,731              1,717               1,658                 3,077
Anne-Lee Verville(c)          1,533              2,575              1,705               1,614                 2,966
Richard L. Woolworth          1,109              1,924              1,088               1,163                 2,145

                              AGGREGATE           AGGREGATE
                            COMPENSATION        COMPENSATION
                          FROM SCEF FOR THE   FROM DIF FOR THE
                             FISCAL YEAR         FISCAL YEAR
                                ENDED               ENDED
                           SEPTEMBER 30,        SEPTEMBER 30,
TRUSTEE                         2004                2004
                          -----------------   ---------------
Douglas A. Hacker              $1,304              $1,013
Janet Langford Kelly            1,326               1,027
Richard W. Lowry                1,232                 965
William E. Mayer                1,344               1,055
Charles R. Nelson               1,323               1,032
John J. Neuhauser               1,291               1,014
Patrick J. Simpson(a)             979                 823
Thomas E. Stitzel               1,341               1,074
Thomas C. Theobald(b)           1,562               1,180
Anne-Lee Verville(c)            1,516               1,185
Richard L. Woolworth              982                 849


(a) During the fiscal year ended September 30, 2004, Mr. Simpson deferred $1,103, $1,922, $1,073, $1,144, $2,188, $979, $823 from AAF, LCGF, DVF,
         LCCF, SCF and SCEF, respectively.

(b) During the fiscal year ended September 30, 2004, Mr. Theobald deferred $824, $1,377, $921, $812, $1,566, $872, $542 from AAF, LCGF, DVF, LCCF,
         SCF and SCEF, respectively.

(c) During the fiscal year ended September 30, 2004, Ms. Verville deferred $555, $889, $716, $567, $1,035, $654, $398 from AAF, LCGF, DVF, LCCF,
         SCF and SCEF, respectively.

                                                 AGGREGATE                       AGGREGATE
                                           COMPENSATION FROM GSF               COMPENSATION
                                            FOR THE FISCAL YEAR              FROM YIF FOR THE
                                                   ENDED                     FISCAL YEAR ENDED
Trustee                                     SEPTEMBER 30, 2004              SEPTEMBER 30, 2004
-------                                    --------------------             ------------------
Douglas A. Hacker                                 $2,404                          $1,951
Janet Langford Kelly                               2,432                           1,981
Richard W. Lowry                                   2,266                           1,810
William E. Mayer                                   2,482                           1,982
Charles R. Nelson                                  2,437                           1,977
John J. Neuhauser                                  2,393                           1,927
Patrick J. Simpson(a)                              1,948                           1,506
Thomas Stitzel                                     2,510                           2,008
Thomas C. Theobald(b)                              2,853                           2,205
Anne-Lee Verville(c)                               2,796                           2,245
Richard L. Woolworth                               1,990                           1,514

(a) During the fiscal year ended September 30, 2004, Mr. Simpson deferred $1,948 of his compensation from GSF and $1,506 of his compensation from YIF.

(b) During the fiscal year ended September 30, 2004, Mr. Theobald deferred $1,404 of his compensation from GSF and $1,004 of his compensation from YIF.

(c) During the fiscal year ended September 30, 2004, Ms. Verville deferred $1,004 of her compensation from GSF and $750 of her compensation from YIF.

                                 AGGREGATE         AGGREGATE             AGGREGATE            AGGREGATE              AGGREGATE
                                COMPENSATION     COMPENSATION          COMPENSATION         COMPENSATION           COMPENSATION
                             FROM GEF FOR THE    FROM MMMF FOR       FROM LCIF FOR THE     FROM USTIF FOR        FROM SCIF FOR THE
                                FISCAL YEAR     THE FISCAL YEAR         FISCAL YEAR        THE FISCAL YEAR          FISCAL YEAR
                                   ENDED             ENDED                ENDED                ENDED                   ENDED
Trustee                       MARCH 31, 2005    MARCH 31, 2005         MARCH 31,2005      MARCH 31, 2005         MARCH 31, 2005
-------                       --------------    --------------       ----------------      --------------         --------------
Douglas A. Hacker                  $ 626           $ 1,008                $1,965                  $907                $939
Janet Langford Kelly                 678               997                 2,228                   958               1,053
Richard W. Lowry                     563               886                 1,796                   813                 855
William E. Mayer                     652             1,036                 2,067                   943                 985
Charles R. Nelson                    644               988                 2,070                   920                 983
John J. Neuhauser                    596               942                 1,892                   860                 902
Patrick J. Simpson(a)                586               933                 1,857                   848                 689
Thomas E. Stitzel                    678             1,083                 2,132                   979                 784
Thomas C. Theobald(b)                760             1,100                 2,569                 1,086               1,212
Anne-Lee Verville(c)                 709             1,118                 2,255                 1,023               1,074
Richard L. Woolworth                 593             1,000                 1,813                   871                 872

                                   AGGREGATE             AGGREGATE
                                 COMPENSATION          COMPENSATION
                                FROM IF FOR THE      FROM IBF FOR THE
                                  FISCAL YEAR           FISCAL YEAR
                                     ENDED                 ENDED
Trustee                         MARCH 31, 2005        MARCH 31, 2005
-------                         --------------        --------------
Douglas A. Hacker                  $1,403                 $2,291
Janet Langford Kelly                1,576                  2,609
Richard W. Lowry                    1,279                  2,096
William E. Mayer                    1,473                  2,411
Charles R. Nelson                   1,469                  2,418
John J. Neuhauser                   1,348                  2,208
Patrick J. Simpson(a)               1,324                  2,166
Thomas E. Stitzel                   1,522                  2,487
Thomas C. Theobald(b)               1,818                  3,013
Anne-Lee Verville(c)                1,607                  2,632
Richard L. Woolworth                1,304                  2,110


(a) During the fiscal year ended March 31, 2005, Mr. Simpson deferred $586 of his compensation from GEF, $933 from MMMF, $1,857 from LCIF, $848 from USTIF, $885 from SCIF, $1,324 from IF, and $2,166 from IBF.

(b) During the fiscal year ended March 31, 2005, Mr. Theobald deferred $385 of his compensation from GEF, $419 from MMMF, $1,511 from LCIF, $534 from USTIF, $698 from SCIF, $1,052 from IF, and $1,789 from IBF.

(c) During the fiscal year ended March 31, 2005, Ms. Verville deferred $169 of her compensation from GEF, $192 from MMMF, $676 from LCIF, $242 from USTIF, $312 from SCIF, $468 from IF, and $797 from IBF.

APPENDIX C - TRUSTEE SHARE OWNERSHIP

                                                                                                 AGGREGATE DOLLAR RANGE OF EQUITY
                                                                    DOLLAR RANGE OF EQUITY         SECURITIES OWNED IN ALL FUNDS
                                                                    SECURITIES OWNED IN THE     OVERSEEN BY TRUSTEE/DIRECTOR IN THE
       NAME                         FUND                                       FUND                         FUND COMPLEX
       ----                         ----                                       ----                         ------------
Douglas A. Hacker     Columbia Young Investor Fund                       $50,001-$100,000                   Over $100,000
                      Columbia Mid Cap Value Fund                          Over $100,000
                      Columbia Growth & Income Fund                       $10,001-$50,000

Janet Langford Kelly  Columbia Young Investor Fund                         Over $100,000                    Over $100,000
                      Columbia Growth & Income Fund                        Over $100,000

Richard W. Lowry      Columbia Global Equity Fund                         $10,001-$50,000                   Over $100,000

William E. Mayer      None                                                     $0                         $50,001-$100,000

Charles R. Nelson     Columbia Income Fund                               $50,001-$100,000                   Over $100,000
                      Columbia Mid Cap Value Fund                         $10,001-$50,000
                      Columbia Asset Allocation Fund                     $50,001-$100,000
                      Columbia Growth Stock Fund                         $50,001-$100,000
                      Columbia Intermediate Bond Fund                      Over $100,000
                      Columbia Growth & Income Fund                      $50,001-$100,000

John J. Neuhauser     Columbia Liberty Fund                                Over $100,000                    Over $100,000
                      Columbia Young Investor Fund                          $1-$10,000
                      Columbia High Yield Opportunity Fund                  $1-$10,000
                      Columbia Growth & Income Fund                         $1-$10,000
                      Columbia Small Cap Value Fund                       $10,001-$50,000
                      Columbia Massachusetts Tax-Exempt Fund             $50,001-$100,000
                      Columbia Mid Cap Value Fund                           $1-$10,000
                      Columbia Utilities Fund                               $1-$10,000

Patrick J. Simpson    None                                                     $0                           Over $100,000

Thomas E. Stitzel     Columbia Newport Tiger Fund                        $50,001-$100,000                   Over $100,000

Thomas C. Theobald    Columbia High Yield Municipal Fund                  $10,001-$50,000                   Over $100,000
                      Columbia Growth Stock Fund                          $10,001-$50,000
                      Columbia Disciplined Value Fund                     $10,001-$50,000

Anne-Lee Verville     None                                                     $0                           Over $100,000

Richard W. Woolworth  None                                                     $0                           Over $100,000

APPENDIX D1

                                 AUDIT  AUDIT-RELATED  TAX    ALL OTHER
                                 FEES       FEES       FEES      FEES
----------------------   ----    -----  -------------  ----   ---------
                         2003

                         2004

                         2003

                         2004

                         2003

                         2004

                         2003

                         2004

                         2003

                         2004

                         2003

                         2004

                         2003

                         2004

                         2003

                         2004

APPENDIX D2

APPENDIX E - SHARES OUTSTANDING AND ENTITLED TO VOTE

APPENDIX F - OWNERSHIP OF SHARES

Class             Registration                             Share Balance     Percent          Class Total
COLUMBIA HIGH YIELD OPPORTUNITY FUND-A

B                 CITIGROUP GLOBAL MARKETS, INC.           2,327,419.7090       5.45        42,701,142.1460
                  ATTN: PETER BOOTH  7TH FLOOR
                  333 W 34TH ST
                  NEW YORK NY  10001-2402

C                 MERRILL LYNCH PIERCE FENNER & SMITH        400,624.2620       6.01         6,661,854.4010
                  FOR THE SOLE BENEFIT OF
                  ITS CUSTOMERS
                  ATTN FUND ADMINISTRATION
                  4800 DEER LAKE DR E FL 2
                  JACKSONVILLE FL  32246-6484

Z                 BANK OF AMERICA NA                         148,979.4630       5.30         2,812,452.2750
                  ATTN JOAN WRAY/FUNDS ACCOUNTING
                  411 N AKARD ST
                  DALLAS TX  75201-3307

Z                 CHARLES SCHWAB & CO INC CUST               529,045.7550      18.81         2,812,452.2750
                  ATTN MUTUAL FUNDS DEPT
                  101 MONTGOMERY ST
                  SAN FRANCISCO CA  94104-4122

Class             Registration                                    Share Balance      Percent        Class Total
COLUMBIA STRATEGIC INCOME FUND-A

C                 MERRILL LYNCH PIERCE FENNER & SMITH              609,033.7060         7.28       8,365,861.9830
                  FOR THE SOLE BENEFIT OF
                  ITS CUSTOMERS
                  ATTN FUND ADMINISTRATION
                  4800 DEER LAKE DR E FL 2
                  JACKSONVILLE FL  32246-6484

Z                 BANK OF AMERICA NA                             7,013,855.3160        92.33       7,596,204.3260
                  ATTN JOAN WRAY/FUNDS ACCOUNTING
                  411 N AKARD ST
                  DALLAS TX  75201-3307

J                 TOKAI TOKYO SECURITIES                        32,381,625.5960        93.31      34,703,515.5960
                  SHINYAESU BLDG 7-1
                  KYOBASHI 1-CHOME
                  CHUO-KU
                  TOKYO JAPAN 104-0031

J                 MITSUBISHI SECURITIES CO LTD                   2,321,890.0000         6.69      34,703,515.5960
                  INVESTMENT TRUST DIVISION
                  MITSUBISHI BUILDING
                  2-5-2 MARUNOUCHI
                  CHIYODA-KU TOKYO 100-0005
                  JAPAN

Class             Registration                                    Share Balance      Percent          Class Total
COLUMBIA TAX-MANAGED GROWTH FUND-A

Z                 JONATHAN LOWET                                    6,259.8630         32.91           19,022.5040
                  160 E 91ST ST
                  NEW YORK NY  10125-0001

C                 MERRILL LYNCH PIERCE FENNER & SMITH             150,919.6600          8.89        1,698,165.1330
                  FOR THE SOLE BENEFIT OF
                  ITS CUSTOMERS
                  ATTN FUND ADMINISTRATION
                  4800 DEER LAKE DR E FL 2
                  JACKSONVILLE FL  32246-6484

Z                 STREIMER SHEET METAL WORKS INC                   11,980.8310         62.98           19,022.5040
                  ATTN MR FRED STREIMER
                  740 N KNOTT ST
                  PORTLAND OR  97227-2099

Class             Registration                             Share Balance      Percent          Class Total
COLUMBIA TAX-MANAGED VALUE FUND-A

Z                 ROSE DIAZ &                                1,400.3650         25.54            5,483.7800
                  ROBERT R DIAZ
                  91 SALEM RD
                  FISHKILL NY  12524-1420

Z                 STEVEN J BARBON                            2,427.6170         44.27            5,483.7800
                  ROBERT P ROHALL
                  PO BOX 279
                  TEMPLE PA  19560-0279

Z                 ROBERT P ROHALL                              648.0720         11.82            5,483.7800
                  701 GEORGIA AVE
                  READING PA  19605-1109

Z                 MICHAEL DEKEMA &                             929.7600         16.95            5,483.7800
                  PATRICIA DEKEMA TTEES
                  THE DEKEMA LIVING TRUST
                  DATED 10/30/89
                  PO BOX 2174
                  FRIDAY HARBOR WA  98250-2174

A                 LPL FINANCIAL SERVICES                    79,649.2750          6.87        1,158,993.7370
                  9785 TOWNE CENTRE DR
                  SAN DIEGO CA  92121-1968

Class             Registration                                    Share Balance        Percent        Class Total
COLUMBIA FEDERAL SECURITIES FUND-A

C                 CITIGROUP GLOBAL MARKETS, INC.                     44,291.5210         5.23         846,122.8880
                  ATTN: PETER BOOTH  7TH FLOOR
                  333 W 34TH ST
                  NEW YORK NY  10001-2402

C                 MERRILL LYNCH PIERCE FENNER & SMITH                51,949.4470         6.14         846,122.8880
                  FOR THE SOLE BENEFIT OF
                  ITS CUSTOMERS
                  ATTN FUND ADMINISTRATION
                  4800 DEER LAKE DR E FL 2
                  JACKSONVILLE FL  32246-6484

Z                 COLUMBIA THERMOSTAT FUND                        3,139,993.5170        95.23       3,297,218.3520
                  C/O PAULA RYAN
                  227 W MONROE ST STE 3000
                  CHICAGO IL  60606-5018

Class             Registration                                     Share Balance       Percent       Class Total
COLUMBIA GLOBAL EQUITY FUND-A

A                 CITIGROUP GLOBAL MARKETS, INC.                    376,301.2450         5.87       6,405,860.1650
                  ATTN: PETER BOOTH  7TH FLOOR
                  333 W 34TH ST
                  NEW YORK NY  10001-2402

C                 UBS FINANCIAL SERVICES INC. FBO                     5,798.7110         6.18          93,784.1430
                  UBS-FINSVC CDN FBO
                  JAMES D HEERWAGEN
                  P.O.BOX 3321,
                  1000 HARBOR BLVD
                  WEEHAWKEN NJ  07086-6761

C                 MERRILL LYNCH PIERCE FENNER & SMITH                 6,217.5060         6.63          93,784.1430
                  FOR THE SOLE BENEFIT OF
                  ITS CUSTOMERS
                  ATTN FUND ADMINISTRATION
                  4800 DEER LAKE DR E FL 2
                  JACKSONVILLE FL  32246-6484

Class             Registration                                    Share Balance        Percent       Class Total
COLUMBIA INTERM GOVERNMENT INCOME FD-T

A                 MCB TRUST SERVICES CUST FBO                        14,526.5300         5.41         268,526.9560
                  IMPCO TECHNOLOGIES INC DEFERRED C
                  700 17TH ST STE 300
                  DENVER CO  80202-3531

A                 ADP CLEARING & OUTSOURCING                         13,953.4880         5.20         268,526.9560
                  26 BROADWAY
                  NEW YORK NY 10004-1703

C                 ADP CLEARING & OUTSOURCING                         10,106.3220         7.67         131,749.6250
                  26 BROADWAY
                  NEW YORK NY  10004-1703

A                 FERRIS BAKER WATTS INC                             77,726.2040        28.95         268,526.9560
                  JOHN R KARLEN
                  75 ARCH ST STE 402
                  AKRON OH  44304-1433

C                 UBS FINANCIAL SERVICES INC. FBO                    28,901.3030        21.94         131,749.6250
                  MS PUBLIC HEALTH WORKERS
                  FEDERAL CREDIT UNION
                  2815 N STATE ST
                  JACKSON MS  39216-4306

C                 UBS FINANCIAL SERVICES INC. FBO                    14,312.9770        10.86         131,749.6250
                  MISSISSIPPI PUBLIC
                  EMPLOYEES CREDIT UNION
                  613 S WEST ST
                  JACKSON MS  39201-5506

C                 UBS FINANCIAL SERVICES INC. FBO                    19,221.6390        14.59         131,749.6250
                  FERGUSON FCU
                  577 N A SANDIFER RD
                  MONTICELLO MS  39654-7691

Z                 BANK OF AMERICA NA                             26,682,457.1190        93.10      28,661,001.1080
                  ATTN JOAN WRAY/FUNDS ACCOUNTING
                  411 N AKARD ST
                  DALLAS TX  75201-3307

Class             Registration                                      Share Balance       Percent        Class Total
COLUMBIA LIBERTY FUND-A

Z                 ADP CLEARING & OUTSOURCING                          5,888.7270         7.49          78,605.0130
                  26 BROADWAY
                  NEW YORK NY  10004-1703

Z                 SE BOO KANG &                                       5,976.4110         7.60          78,605.0130
                  IN SOON KANG
                  1305 KING ARTHUR DR
                  MECHANICSBURG PA  17050-7672

Z                 WILLIAM R LARSEN &                                 10,697.6500        13.61          78,605.0130
                  BEATRIZ M DE LARSEN
                  416 E 11TH ST SE
                  ROME GA  30161-6222

Z                 STREIMER SHEET METAL WORKS INC                     20,222.6510        25.73          78,605.0130
                  ATTN MR FRED STREIMER
                  740 N KNOTT ST
                  PORTLAND OR  97227-2099

Class             Registration                                    Share Balance        Percent       Class Total
COLUMBIA MID CAP VALUE FUND-Z

C                 MERRILL LYNCH PIERCE FENNER & SMITH               390,881.5240        14.50       2,696,070.1990
                  FOR THE SOLE BENEFIT OF
                  ITS CUSTOMERS
                  ATTN FUND ADMINISTRATION
                  4800 DEER LAKE DR E FL 2
                  JACKSONVILLE FL  32246-6484

Z                 BANK OF AMERICA NA                              8,275,067.5790        31.98      25,878,387.6830
                  ATTN JOAN WRAY/FUNDS ACCOUNTING
                  411 N AKARD ST
                  DALLAS TX  75201-3307

Z                 CHARLES SCHWAB & CO INC                         2,687,029.6960        10.38      25,878,387.6830
                  SPECIAL CUSTODY ACCOUNT FOR THE
                  EXCLUSIVE BENEFIT OF CUSTOMERS
                  ATTN MUTUAL FUNDS
                  101 MONTGOMERY ST
                  SAN FRANCISCO CA  94104-4122

A                 CHARLES SCHWAB & CO INC CUST                    2,298,500.1270         8.64      26,594,955.8710
                  ATTN MUTUAL FUNDS DEPT
                  101 MONTGOMERY ST
                  SAN FRANCISCO CA  94104-4122

Class             Registration                                    Share Balance        Percent       Class Total
COLUMBIA QUALITY PLUS BOND FUND-T

G                 ADP CLEARING & OUTSOURCING                         33,074.1010         9.10         363,628.4870
                  26 BROADWAY
                  NEW YORK NY  10004-1703

C                 MERRILL LYNCH PIERCE FENNER & SMITH                42,550.4310         8.97         474,113.4280
                  FOR THE SOLE BENEFIT OF
                  ITS CUSTOMERS
                  ATTN FUND ADMINISTRATOR
                  4800 DEER LAKE DR E FL 2
                  JACKSONVILLE FL  32246-6484

A                 AMERICAN EXPRESS TRUST COMPANY                    703,600.6330        23.58       2,984,273.1560
                  996 AXP FINANCIAL CTR
                  MINNEAPOLIS MN  55474-0009

Z                 AMVESCAP NATIONAL TRUST CO AS AGENT            11,070,544.8170        12.90      85,850,781.9100
                  FOR FLEET NATIONAL BANK FBO
                  FLEETBOSTON FINANCIALSAVINGS PLUS
                  PO BOX 105779
                  ATLANTA GA  30348-5779

Z                 BANK OF AMERICA NA TTEE                        11,199,784.6620        13.05      85,850,781.9100
                  FBO BANK OF AMERICA 401K PLAN
                  ATTN NORMA AJA RETIREMENT SVCS
                  700 LOUISIANA ST
                  HOUSTON TX  77002-2700

Z                 BANK OF AMERICA NA                             57,998,698.5480        67.56      85,850,781.9100
                  ATTN JOAN WRAY/FUNDS ACCOUNTING
                  411 N AKARD ST
                  DALLAS TX  75201-3307

A                 CHARLES SCHWAB & CO INC CUST                      514,777.4460        17.25       2,984,273.1560
                  ATTN MUTUAL FUNDS DEPT
                  101 MONTGOMERY ST
                  SAN FRANCISCO CA  94104-4122

Class             Registration                                     Share Balance       Percent        Class Total
COLUMBIA MUNICIPAL MONEY MARKET FUND-A

C                 NFSC                                               74,456.1200        27.93         266,589.6100
                  RODOLFO A GONZALES
                  RUDY T GONZALES
                  796 ASH AVE
                  CHULA VISTA CA  91910-5320

C                 UBS FINANCIAL SERVICES INC. FBO                    42,662.8600        16.00         266,589.6100
                  JO E LEIBOWITZ
                  1220 SARA CT
                  SILVER CITY NM  88061-7104

B                 PERSHING LLC                                       76,941.0000        18.62         413,173.5270
                  PO BOX 2052
                  JERSEY CITY NJ  07303-2052

B                 ADP CLEARING & OUTSOURCING                         25,234.0900         6.11         413,173.5270
                  26 BROADWAY
                  NEW YORK NY  10004-1703

A                 ADP CLEARING & OUTSOURCING                        609,044.7500         7.20       8,464,679.3560
                  26 BROADWAY
                  NEW YORK NY  10004-1703

B                 ROBERT YOUNG TOD                                   63,343.8200        15.33         413,173.5270
                  BENEFICIARY INFORMATION ON FILE
                  992 OAK STREET
                  EAST HARTFORD CT  06118-3550

B                 FIRST CLEARING, LLC                                36,222.7000         8.77         413,173.5270
                  BRIAN J DOWNING & CHERYL
                  DOWNING FAMIL TRUST BRIAN
                  8115 C R 135
                  CELINA TX  75009

C                 FIRST CLEARING CORPORATION                         21,167.5700         7.94         266,589.6100
                  RANDOLPH C LINDEL &
                  NANCY E LINDEL
                  46 DEER HILL AVE
                  DANBURY CT 06810-7937

B                 UBS FINANCIAL SERVICES INC. FBO                    30,484.4300         7.38         413,173.5270
                  ROBERT L POLIN &
                  ANN H POLIN
                  176 POLIN FARM ROAD
                  ELLOREE SC  29047-9504

C                 MARCIA A KEMP                                      50,399.4200        18.91         266,589.6100
                  THOMAS W KEMP
                  7550 HESSLER DR NE
                  ROCKFORD MI  49341-9509

C                 ANN M MEINKE                                       34,828.0400        13.06         266,589.6100
                  PATRICIA K WESTGATE
                  4555 HONEY CREEK AVE NE
                  ADA MI  49301-9629

C                 JEFFERSON LIU &                                    34,460.9700        12.93         266,589.6100
                  DONNA Y LIU
                  28761 APPLETREE
                  MISSION VIEJO CA  92692-1089

A                 CARL F PRICE &                                    500,501.2800         5.91       8,464,679.3560
                  FRANCES PRICE TR
                  THE PRICE FAMILY TRUST
                  1 QUAIL RIDGE RD S
                  ROLLING HILLS CA  90274-5017

A                 ROBERT F KIDD &                                   461,483.0400         5.45       8,464,679.3560
                  JOAN H STORY
                  61 MARR AVE
                  OAKLAND CA  94611-3130

B                 DEAN WITTER FBO                                    90,519.5100        21.91         413,173.5270
                  NANCY W GARN
                  PO BOX 250
                  NEW YORK NY  10008-0250

A                 JOSEPH SHERMAN DBA                                610,840.3900         7.22       8,464,679.3560
                  SIERRA PINES
                  PO BOX 1416
                  SAN GABRIEL CA  91778-1416

Class             Registration                                     Share Balance       Percent        Class Total
COLUMBIA TAX-EXEMPT FUND-A

C                 PERSHING LLC                                       54,365.5770         8.28         656,969.7170
                  P.O. BOX 2052
                  JERSEY CITY NJ  07303-2052

B                 MERRILL LYNCH PIERCE FENNER & SMITH               360,117.6200        12.30       2,927,025.9790
                  FOR THE SOLE BENEFIT OF
                  ITS CUSTOMERS
                  ATTN FUND ADMINISTRATION
                  4800 DEER LAKE DR E FL 2
                  JACKSONVILLE FL  32246-6484

C                 MERRILL LYNCH PIERCE FENNER & SMITH               106,997.3590        16.29         656,969.7170
                  FOR THE SOLE BENEFIT OF
                  ITS CUSTOMERS
                  ATTN FUND ADMINISTRATION
                  4800 DEER LAKE DR E FL 2
                  JACKSONVILLE FL  32246-6484

Class             Registration                                     Share Balance       Percent       Class Total
COLUMBIA TAX-EXEMPT INSURED FUND-A

C                 CITIGROUP GLOBAL MARKETS, INC.                    317,358.5530        26.37       1,203,586.3670
                  ATTN: PETER BOOTH  7TH FLOOR
                  333 W 34TH ST
                  NEW YORK NY  10001-2402

B                 MERRILL LYNCH PIERCE FENNER & SMITH               218,525.8210        10.77       2,029,818.6610
                  FOR THE SOLE BENEFIT OF
                  ITS CUSTOMERS
                  ATTN FUND ADMINISTRATION
                  4800 DEER LAKE DR E FL 2
                  JACKSONVILLE FL  32246-6484

 C                MERRILL LYNCH PIERCE FENNER & SMITH               355,906.4590        29.57       1,203,586.3670
                  FOR THE SOLE BENEFIT OF
                  ITS CUSTOMERS
                  ATTN FUND ADMINISTRATOR
                  4800 DEER LAKE DR E FL 2
                  JACKSONVILLE FL  32246-6484

Class             Registration                                     Share Balance     Percent       Class Total
COLUMBIA UTILITIES FUND-A

B                 CITIGROUP GLOBAL MARKETS, INC.                    255,169.3110         6.35       4,020,298.7260
                  ATTN: PETER BOOTH  7TH FLOOR
                  333 W 34TH ST
                  NEW YORK NY  10001-2402

C                 CITIGROUP GLOBAL MARKETS, INC.                     40,099.2850         7.95         504,275.4410
                  ATTN: PETER BOOTH  7TH FLOOR
                  333 W 34TH ST
                  NEW YORK NY  10001-2402

B                 MERRILL LYNCH PIERCE FENNER & SMITH               349,873.5560         8.70       4,020,298.7260
                  FOR THE SOLE BENEFIT OF
                  ITS CUSTOMERS
                  ATTN FUND ADMINISTRATION
                  4800 DEER LAKE DR E FL 2
                  JACKSONVILLE FL  32246-6484

C                 MERRILL LYNCH PIERCE FENNER & SMITH                73,952.2970        14.67         504,275.4410
                  FOR THE SOLE BENEFIT OF
                  ITS CUSTOMERS
                  ATTN FUND ADMINISTRATOR
                  4800 DEER LAKE DR E FL 2
                  JACKSONVILLE FL  32246-6484

A                 MERRILL LYNCH PIERCE FENNER & SMITH             1,811,182.0030         7.60      23,825,132.4420
                  FOR THE SOLE BENEFIT OF
                  ITS CUSTOMERS
                  ATTN FUND ADMINISTRATION
                  4800 DEER LAKE DR E FL 2
                  JACKSONVILLE FL  32246-6484

Class                                    Registration                          Share Balance   Percent    Class Total
COLUMBIA CALIFORNIA TAX-EXEMPT FUND-A

C                                        NFSC                                    119,203.9450     6.51   1,830,765.8510
                                         SHIRLEY DEL FARO TTEE
                                         SHIRLEY ANN DEL FARO LIVINGTRUST
                                         3901 ALONZO AVE
                                         ENCINO CA 91316-4408

B                                        CITIGROUP GLOBAL MARKETS, INC.          224,721.3900     6.88   3,268,074.6940
                                         ATTN: PETER BOOTH  7TH FLOOR
                                         333 W 34TH ST
                                         NEW YORK NY 10001-2402

A                                        CITIGROUP GLOBAL MARKETS, INC.        1,989,744.3930     7.81  25,463,350.8670
                                         ATTN: PETER BOOTH  7TH FLOOR
                                         333 W 34TH ST
                                         NEW YORK NY 10001-2402

B                                        MERRILL LYNCH PIERCE FENNER & SMITH     230,289.7660     7.05   3,268,074.6940
                                         FOR THE SOLE BENEFIT OF
                                         ITS CUSTOMERS
                                         ATTN FUND ADMINISTRATION
                                         4800 DEER LAKE DR E FL 2
                                         JACKSONVILLE FL 32246-6484

C                                        MERRILL LYNCH PIERCE FENNER & SMITH     519,023.8750    28.35   1,830,765.8510
                                         FOR THE SOLE BENEFIT OF
                                         ITS CUSTOMERS
                                         ATTN FUND ADMINISTRATION
                                         4800 DEER LAKE DR E FL 2
                                         JACKSONVILLE FL 32246-6484

A                                        MERRILL LYNCH PIERCE FENNER & SMITH   1,386,230.8110     5.44  25,463,350.8670
                                         FOR THE SOLE BENEFIT OF
                                         ITS CUSTOMERS
                                         ATTN FUND ADMINISTRATION
                                         4800 DEER LAKE DR E FL 2
                                         JACKSONVILLE FL 32246-6484

Class                                    Registration                         Share Balance    Percent    Class Total
COLUMBIA CT INTERM MUNI BOND FUND-T

A                                        UBS FINANCIAL SERVICES INC.              69,482.2890     6.05   1,147,536.6560
                                         SHARON HOSLEY
                                         44 HAMRE LN
                                         BRANFORD CT 06405-3736

A                                        UBS FINANCIAL SERVICES INC.              60,399.6370     5.26   1,147,536.6560
                                         RICHARD HOSLEY
                                         44 HAMRE LANE
                                         BRANFORD CT 06405-3736

T                                        KELLY F SHACKELFORD                     151,804.5160     5.77   2,630,965.4370
                                         PO BOX 672
                                         NEW CANAAN CT 06840-0672

A                                        CITIGROUP GLOBAL MARKETS, INC.          438,585.0410    38.22   1,147,536.6560
                                         ATTN: PETER BOOTH  7TH FLOOR
                                         333 W 34TH ST
                                         NEW YORK NY 10001-2402

C                                        CITIGROUP GLOBAL MARKETS, INC.           62,541.6630     6.83     915,298.6010
                                         ATTN: PETER BOOTH 7TH FLOOR
                                         333 W 34TH ST
                                         NEW YORK NY 10001-2402

G                                        ADP CLEARING & OUTSOURCING                4,440.5910    16.00      27,747.5940
                                         26 BROADWAY
                                         NEW YORK NY 10004-1703

G                                        ADP CLEARING & OUTSOURCING                1,529.5300     5.51      27,747.5940
                                         26 BROADWAY
                                         NEW YORK NY 10004-1703

G                                        ADP CLEARING & OUTSOURCING                3,059.0940    11.02      27,747.5940
                                         26 BROADWAY
                                         NEW YORK NY 10004-1703

G                                        ADP CLEARING & OUTSOURCING                3,236.4020    11.66      27,747.5940
                                         26 BROADWAY
                                         NEW YORK NY 10004-1703

G                                        ADP CLEARING & OUTSOURCING                9,041.7010    32.59      27,747.5940
                                         26 BROADWAY
                                         NEW YORK NY 10004-1703

G                                        ADP CLEARING & OUTSOURCING                2,971.3580    10.71      27,747.5940
                                         26 BROADWAY
                                         NEW YORK NY 10004-1703

A                                        MERRILL LYNCH PIERCE FENNER & SMITH     226,659.2690    19.75   1,147,536.6560
                                         FOR THE SOLE BENEFIT OF
                                         ITS CUSTOMERS
                                         ATTN FUND ADMINISTRATION
                                         4800 DEER LAKE DR E FL 3
                                         JACKSONVILLE FL 32246-6484

B                                        MERRILL LYNCH PIERCE FENNER & SMITH     138,808.5210    27.98     496,145.1440
                                         FOR THE SOLE BENEFIT OF
                                         ITS CUSTOMERS
                                         ATTN FUND ADMINISTRATION
                                         4800 DEER LAKE DR E FL 3
                                         JACKSONVILLE FL 32246-6484

C                                        MERRILL LYNCH PIERCE FENNER & SMITH     236,063.1050    25.79     915,298.6010
                                         FOR THE SOLE BENEFIT OF
                                         ITS CUSTOMERS
                                         ATTN FUND ADMINISTRATION
                                         4800 DEER LAKE DR E FL 3
                                         JACKSONVILLE FL  32246-6484

B                                        UBS FINANCIAL SERVICES INC. FBO          33,397.3940     6.73     496,145.1440
                                         GABRIEL G HADDAD AND
                                         KAREN K HADDAD
                                         24 BEDFORD RD
                                         GREENWICH CT  06831-2533

Z                                        BANK OF AMERICA NA                   11,231,637.6490    94.57  11,876,300.6140
                                         ATTN JOAN WRAY/FUNDS ACCOUNTING
                                         411 N AKARD ST
                                         DALLAS TX  75201-3307

COLUMBIA MA INTERM MUNI BOND FUND-T

Class                                    Registration                           Share Balance  Percent    Class Total
COLUMBIA CONNECTICUT TAX-EXEMPT FUND-A

A                                        CITIGROUP GLOBAL MARKETS, INC.         724,808.2730      5.73  12,638,689.5370
                                         ATTN: PETER BOOTH  7TH FLOOR
                                         333 W 34TH ST
                                         NEW YORK NY 10001-2402

B                                        MERRILL LYNCH PIERCE FENNER & SMITH    652,684.9000     13.04   5,007,005.3660
                                         FOR THE SOLE BENEFIT OF
                                         ITS CUSTOMERS
                                         ATTN FUND ADMINISTRATION
                                         4800 DEER LAKE DR E FL 2
                                         JACKSONVILLE FL 32246-6484

C                                        MERRILL LYNCH PIERCE FENNER & SMITH    488,474.1410     17.88   2,732,200.9430
                                         FOR THE SOLE BENEFIT OF
                                         ITS CUSTOMERS
                                         ATTN FUND ADMINISTRATION
                                         4800 DEER LAKE DR E FL 2
                                         JACKSONVILLE FL 32246-6484

A                                        MERRILL LYNCH PIERCE FENNER & SMITH    859,698.4110      6.80  12,638,689.5370
                                         FOR THE SOLE BENEFIT OF
                                         ITS CUSTOMERS
                                         ATTN FUND ADMINISTRATION
                                         4800 DEER LAKE DR E FL 2
                                         JACKSONVILLE FL 32246-6484

Class                                    Registration                          Share Balance   Percent     Class Total
COLUMBIA FLORIDA INTERM MUNI BOND FD-Z

A                                        NFSC                                     18,967.4260    17.28     109,733.7330
                                         WILLIAM F DAVIS TTEE
                                         WILLIAM F DAVIS TRUST
                                         2949 SUNSET POINT RD
                                         CLEARWATER FL 33759-1615

B                                        NFSC                                      3,268.5410     7.16      45,651.9510
                                         SID COX JR TTEE
                                         SID COX JR REVOCTRUST
                                         353 KELLY PLANTATION DR
                                         DESTIN FL 32541-3404

B                                        NFSC                                      2,875.4580     6.30      45,651.9510
                                         JEREMIAH & EDITH DANBERG REVOC
                                         JEREMIAH DANBERG
                                         104 APACHE WAY
                                         TEWKSBURY MA 01876-4617

A                                        CITIGROUP GLOBAL MARKETS, INC.           12,208.6930    11.13     109,733.7330
                                         ATTN: PETER BOOTH 7TH FLOOR
                                         333 W 34TH ST
                                         NEW YORK NY 10001-2402

B                                        CITIGROUP GLOBAL MARKETS, INC.            3,605.0790     7.90      45,651.9510
                                         ATTN: PETER BOOTH 7TH FLOOR
                                         333 W 34TH ST
                                         NEW YORK NY 10001-2402

B                                        PERSHING LLC                              2,408.0000     5.27      45,651.9510
                                         PO BOX 2052
                                         JERSEY CITY NJ 07303-2052

B                                        PERSHING LLC                              2,416.1790     5.29      45,651.9510
                                         PO BOX 2052
                                         JERSEY CITY NJ 07303-2052

B                                        ADP CLEARING & OUTSOURCING                2,430.7470     5.32      45,651.9510
                                         26 BROADWAY
                                         NEW YORK NY 10004-1703

C                                        MERRILL LYNCH PIERCE FENNER & SMITH      67,331.6850    60.18     111,875.3870
                                         FOR THE SOLE BENEFIT OF
                                         ITS CUSTOMERS
                                         ATTN FUND ADMINISTRATION
                                         4800 DEER LAKE DR E FL 3
                                         JACKSONVILLE FL 32246-6484

B                                        MERRILL LYNCH PIERCE FENNER & SMITH       6,553.9430    14.36      45,651.9510
                                         FOR THE SOLE BENEFIT OF
                                         ITS CUSTOMERS
                                         ATTN FUND ADMINISTRATION
                                         4800 DEER LAKE DR E FL 3
                                         JACKSONVILLE FL 32246-6484

B                                        UBS FINANCIAL SERVICES INC. FBO           3,653.7740     8.00      45,651.9510
                                         PO BOX 7082
                                         INDIAN LAKES EST FL 33855-7082

B                                        JANNEY MONTGOMERY SCOTT LLC               9,579.0000    20.98      45,651.9510
                                         U/W ELSIE M KELBER
                                         1801 MARKET ST
                                         PHILADELPHIA PA 19103-1628

C                                        FIRST CLEARING LLC                        8,559.5700     7.65     111,875.3870
                                         RITA COHEN
                                         57 PRATT ST STE 815
                                         HARTFORD CT 06103-1614

C                                        FIRST CLEARING, LLC                      19,775.4280    17.68     111,875.3870
                                         JOHN CHIANG(DECD)
                                         1255 PASADENA AVE S APT 405
                                         S PASADENA FL 33707-6207

A                                        A G EDWARDS & SONS INC FBO               22,189.1980    20.22     109,733.7330
                                         T FRANK SYFRETT &
                                         PATRICIA B SYFRETT
                                         1 N JEFFERSON AVE
                                         SAINT LOUIS MO 63103-2205

Z                                        BANK OF AMERICA NA                    5,373,063.9630    93.02   5,776,071.0980
                                         ATTN JOAN WRAY/FUNDS ACCOUNTING
                                         411 N AKARD ST
                                         DALLAS TX 75201-3307

C                                        DEAN WITTER FBO                           5,612.7220     5.02     111,875.3870
                                         THEODORE P ZAWADA TRUST
                                         PO BOX 250
                                         NEW YORK NY 10008-0250

C                                        DEAN WITTER FBO                           7,951.3560     7.11     111,875.3870
                                         MARGARET E GLOSTER-ZAWADA TEE
                                         PO BOX 250
                                         NEW YORK NY 10008-0250

A                                        CHARLES SCHWAB & CO INC CUST             26,470.9030    24.12     109,733.7330
                                         ATTN MUTUAL FUNDS DEPT
                                         101 MONTGOMERY ST
                                         SAN FRANCISCO CA 94104-4122

Class                            Registration                                   Share Balance      Percent   Class Total
COLUMBIA INTERM TAX-EXEMPT BOND FUND-T

G                                ANNA PULSON&                                        3,114.7200       5.70       54,607.6200
                                 NICOLA PULSONE
                                 48 DERBY ST
                                 WEST NEWTON MA 02465-1602

C                                NFSC                                               16,294.1480       5.60      290,906.4160
                                 SIRIOS LIVINGTRUST
                                 SOTERO SIRIOS JR
                                 1254 CUYAMACA AVE
                                 CHULA VISTA CA 91911-3553

A                                CITIGROUP GLOBAL MARKETS, INC.                    105,104.7380       5.64    1,862,717.1610
                                 ATTN: PETER BOOTH 7TH FLOOR
                                 333 W 34TH ST NEW YORK NY 10001-2402

C                                CITIGROUP GLOBAL MARKETS, INC.                     27,480.3060       9.45      290,906.4160
                                 ATTN: PETER BOOTH  7TH FLOOR
                                 333 W 34TH ST
                                 NEW YORK NY  10001-2402

B                                CITIGROUP GLOBAL MARKETS, INC.                     23,658.2840      10.62      222,873.9360
                                 ATTN: PETER BOOTH  7TH FLOOR
                                 333 W 34TH ST
                                 NEW YORK NY  10001-2402

B                                PERSHING LLC                                       17,540.3180       7.87      222,873.9360
                                 PO BOX 2052
                                 JERSEY CITY NJ  07303-2052

G                                ADP CLEARING & OUTSOURCING                         18,542.8280      33.96       54,607.6200
                                 26 BROADWAY
                                 NEW YORK NY  10004-1703

G                                ADP CLEARING & OUTSOURCING                          8,515.7480      15.59       54,607.6200
                                 26 BROADWAY
                                 NEW YORK NY  10004-1703

G                                ADP CLEARING & OUTSOURCING                          4,767.1150       8.73       54,607.6200
                                 26 BROADWAY
                                 NEW YORK NY  10004-1703

A                                MERRILL LYNCH PIERCE FENNER & SMITH               309,293.0030      16.60    1,862,717.1610
                                 FOR THE SOLE BENEFIT OF
                                 ITS CUSTOMERS
                                 ATTN FUND ADMINISTRATION
                                 4800 DEER LAKE DR E FL 2
                                 JACKSONVILLE FL  32246-6484

C                                MERRILL LYNCH PIERCE FENNER & SMITH                98,382.2840      33.82      290,906.4160
                                 FOR THE SOLE BENEFIT OF
                                 ITS CUSTOMERS
                                 ATTN FUND ADMINISTRATOR
                                 4800 DEER LAKE DR E FL 2
                                 JACKSONVILLE FL  32246-6484

G                                HOWARD L LOVELACE &                                 7,188.5940      13.16       54,607.6200
                                 MARY E LOVELACE
                                 15 NOTTINGHILL CT
                                 MANALAPAN NJ  07726-8685

G                                ATTN MUTUAL FUNDS                                   3,147.2800       5.76       54,607.6200
                                 FISERV SECURITIES INC
                                 ONE COMMERCE SQUARE
                                 2005 MARKET ST STE 1200
                                 PHILADELPHIA PA  19103-7008

A                                UBS FINANCIAL SERVICES INC. FBO                   101,619.9160       5.46    1,862,717.1610
                                 MARGARET E DIPONIO TTEE
                                 BY MARGARET E DIPONIO
                                 14800 FARMINGTON RD STE 102
                                 LIVONIA MI  48154-5464

C                                A G EDWARDS & SONS INC FBO                         30,761.7000      10.57      290,906.4160
                                 RICHARD J MIELE &
                                 CARMEL L MIELE
                                 1 N JEFFERSON AVE
                                 SAINT LOUIS MO 63103-2205

Z                                BANK OF AMERICA NA                             33,930,088.1330      78.26   43,355,183.0030
                                 ATTN JOAN WRAY/FUNDS ACCOUNTING
                                 411 N AKARD ST
                                 DALLAS TX  75201-3307

T                                CHARLES SCHWAB & CO INC                           154,182.3750       8.82    1,747,395.0520
                                 ATTN  MUTUAL FUNDS
                                 101 MONTGOMERY ST
                                 SAN FRANCISCO CA  94104-4122

Class                                      Registration                         Share Balance      Percent         Class Total
COLUMBIA LARGE COMPANY INDEX FUND-Z

C                                          NFSC                                     8,894.6360        7.89        112,694.9550
                                           GARY J GARTNER 2002 IRREVTRUST
                                           L F GILBERTI D J GARTNER TTEE
                                           599 LEXINGTON AVE
                                           NEW YORK NY  10022-6030

Z                                          AMVESCAP NATIONAL TRUST CO AS AGENT  6,416,064.0300       21.60     29,701,346.4110
                                           FOR FLEET NATIONAL BANK FBO
                                           FLEETBOSTON FINANCIALSAVINGS PLUS
                                           PO BOX 105779
                                           ATLANTA GA  30348-5779

Z                                          BANK OF AMERICA NA                   5,916,805.8200       19.92     29,701,346.4110
                                           ATTN JOAN WRAY/FUNDS ACCOUNTING
                                           411 N AKARD ST
                                           DALLAS TX  75201-3307

A                                          BANK OF AMERICA                        164,879.8610       18.22        904,996.0970
                                           411 N AKARD ST
                                           DALLAS TX  75201-3307

Class                                    Registration                         Share Balance         Percent  Class Total
COLUMBIA MA INTERM MUNI BOND FUND-T

B                                       PERSHING LLC                              16,300.0250        5.05       322,662.7170
                                        PO BOX 2052
                                        JERSEY CITY NJ  07303-2052

G                                       ADP CLEARING & OUTSOURCING                10,877.9520       12.54        86,773.5260
                                        26 BROADWAY
                                        NEW YORK NY  10004-1703

G                                       ADP CLEARING & OUTSOURCING                 7,893.1520        9.10        86,773.5260
                                        26 BROADWAY
                                        NEW YORK NY  10004-1703

G                                       ADP CLEARING & OUTSOURCING                21,238.6370       24.48        86,773.5260
                                        26 BROADWAY
                                        NEW YORK NY  10004-1703

T                                       ADP CLEARING & OUTSOURCING               282,175.7910       5.22      5,401,785.4250
                                        26 BROADWAY
                                        NEW YORK NY  10004-1703

T                                       ADP CLEARING & OUTSOURCING               293,745.5180       5.44      5,401,785.4250
                                        26 BROADWAY
                                        NEW YORK NY  10004-1703

A                                       MERRILL LYNCH PIERCE FENNER & SMITH       71,817.1320        7.34       977,826.3590
                                        FOR THE SOLE BENEFIT OF
                                        ITS CUSTOMERS
                                        ATTN FUND ADMINISTRATION
                                        4800 DEER LAKE DR E FL 3
                                        JACKSONVILLE FL  32246-6484

C                                       MERRILL LYNCH PIERCE FENNER & SMITH       81,273.0190       12.07       673,573.6590
                                        FOR THE SOLE BENEFIT OF
                                        ITS CUSTOMERS
                                        ATTN FUND ADMINISTRATION
                                        4800 DEER LAKE DR E FL 3
                                        JACKSONVILLE FL  32246-6484

A                                       A G EDWARDS & SONS INC FBO               191,306.9140       19.56       977,826.3590
                                        MARK HALLER
                                        1 N JEFFERSON AVE
                                        SAINT LOUIS MO  63103-2205

Z                                       BANK OF AMERICA NA                    22,477,564.5750       97.61    23,027,503.0420
                                        ATTN JOAN WRAY/FUNDS ACCOUNTING
                                        411 N AKARD ST
                                        DALLAS TX  75201-3307

A                                       CHARLES SCHWAB & CO INC CUST             177,584.0980       18.16       977,826.3590
                                        ATTN MUTUAL FUNDS DEPT
                                        101 MONTGOMERY ST
                                        SAN FRANCISCO CA  94104-4122

Class                                Registration                        Share Balance     Percent    Class Total
COLUMBIA MA TAX-EXEMPT FUND-A

B                                    CITIGROUP GLOBAL MARKETS, INC.         303,468.7860        8.06    3,766,333.9220
                                     ATTN: PETER BOOTH  7 TH FLOOR
                                     333 W 34TH ST
                                     NEW YORK NY  10001-2402

C                                    CITIGROUP GLOBAL MARKETS, INC.         105,049.5190        5.79    1,814,688.4520
                                     ATTN: PETER BOOTH  7TH FLOOR
                                     333 W 34TH ST
                                     NEW YORK NY  10001-2402


C                                    MERRILL LYNCH PIERCE FENNER & SMITH    510,213.2500       28.12    1,814,688.4520
                                     FOR THE SOLE BENEFIT OF ITS CUSTOMERS
                                     ATTN FUND ADMINISTRATION
                                     4800 DEER LAKE DR E FL 2
                                     JACKSONVILLE FL 32246-6484

Class                                 Registration                               Share Balance      Percent   Class Total
COLUMBIA NJ INTERM MUNI BOND FUND-T

A                                     RBC DAIN RAUSCHER INC FBO                     47,641.5090      12.51      380,773.0670
                                      CATHERINE MCTERNAN
                                      JAMES MCTERNAN
                                      146 PATRIOT HILL DR
                                      BASKING RIDGE NJ 07920-4216

C                                     RBC DAIN RAUSCHER INC FBO                     28,873.9170       6.14      470,250.4560
                                      CATHERINE MCTERNAN
                                      JAMES MCTERNAN
                                      146 PATRIOT HILL DR
                                      BASKING RIDGE NJ 07920-4216

G                                     ADP CLEARING & OUTSOURCING                     1,528.1750       9.03       16,923.5570
                                      26 BROADWAY
                                      NEW YORK NY 10004-1703

G                                     ADP CLEARING & OUTSOURCING                    12,675.9790      74.90       16,923.5570
                                      26 BROADWAY
                                      NEW YORK NY 10004-1703

A                                     ADP CLEARING & OUTSOURCING                   153,696.0980      40.36      380,773.0670
                                      26 BROADWAY
                                      NEW YORK NY 10004-1703

B                                     ADP CLEARING & OUTSOURCING                    10,048.7740       5.27      190,638.4540
                                      26 BROADWAY
                                      NEW YORK NY 10004-1703

C                                     ADP CLEARING & OUTSOURCING                    27,837.4140       5.92      470,250.4560
                                      26 BROADWAY
                                      NEW YORK NY 10004-1703

C                                     ADP CLEARING & OUTSOURCING                    34,478.8830       7.33      470,250.4560
                                      26 BROADWAY
                                      NEW YORK NY 10004-1703

T                                     ADP CLEARING & OUTSOURCING                    51,137.9660       7.64      669,115.6470
                                      26 BROADWAY
                                      NEW YORK NY 10004-1703

A                                     MERRILL LYNCH PIERCE FENNER & SMITH           24,724.0130       6.49      380,773.0670
                                      FOR THE SOLE BENEFIT OF
                                      ITS CUSTOMERS
                                      ATTN FUND ADMINISTRATION
                                      4800 DEER LAKE DR E FL 3
                                      JACKSONVILLE FL 32246-6484

C                                     MERRILL LYNCH PIERCE FENNER & SMITH          104,196.4610      22.16      470,250.4560
                                      FOR THE SOLE BENEFIT OF
                                      ITS CUSTOMERS
                                      ATTN FUND ADMINISTRATION
                                      4800 DEER LAKE DR E FL 3
                                      JACKSONVILLE FL 32246-6484

G                                     CYNTHIA L PETERSON                             1,048.5720       6.20       16,923.5570
                                      68 DAVIDSON AVE
                                      RAMSEY NJ 07446-1465

C                                     FIRST CLEARING, LLC                           52,955.1620      11.26      470,250.4560
                                      PETER A STAATS
                                      PO BOX 106
                                      BELLE MEAD NJ 08502-0106

Z                                     BANK OF AMERICA NA                         5,753,028.3870      95.48    6,025,364.5040
                                      ATTN JOAN WRAY/FUNDS ACCOUNTING
                                      411 N AKARD ST
                                      DALLAS TX 75201-3307

A                                     CHARLES SCHWAB & CO INC CUST                  50,996.7440      13.39      380,773.0670
                                      ATTN MUTUAL FUNDS DEPT
                                      101 MONTGOMERY ST
                                      SAN FRANCISCO CA 94104-4122

Class                            Registration                                    Share Balance     Percent    Class Total
COLUMBIA NY INTERM MUNI BOND FUND-T

B                                NFSC                                               18,674.8940       5.39      346,308.1160
                                 EMMA PERSICO
                                 56 MILLSBURG RD
                                 MIDDLETOWN NY 10940-8410

G                                SHELLEY J MASTERS                                     898.8320       5.44       16,509.5720
                                 60 MORROW AVE APT 6AN
                                 SCARSDALE NY 10583-8153

C                                CITIGROUP GLOBAL MARKETS, INC.                     32,039.5490      14.65      218,641.4730
                                 ATTN: PETER BOOTH  7TH FLOOR
                                 333 W 34TH ST
                                 NEW YORK NY 10001-2402

C                                PERSHING LLC                                       14,364.5760       6.57      218,641.4730
                                 P.O. BOX 2052
                                 JERSEY CITY NJ 07303-2052

G                                ADP CLEARING & OUTSOURCING                          1,940.1190      11.75       16,509.5720
                                 26 BROADWAY
                                 NEW YORK NY 10004-1703

G                                ADP CLEARING & OUTSOURCING                            963.2980       5.83       16,509.5720
                                 26 BROADWAY
                                 NEW YORK NY 10004-1703

G                                ADP CLEARING & OUTSOURCING                          1,803.6440      10.92       16,509.5720
                                 26 BROADWAY
                                 NEW YORK NY 10004-1703

B                                MERRILL LYNCH PIERCE FENNER & SMITH                81,249.8340      23.46      346,308.1160
                                 FOR THE SOLE BENEFIT OF
                                 ITS CUSTOMERS
                                 ATTN FUND ADMINISTRATION
                                 4800 DEER LAKE DR E FL 3
                                 JACKSONVILLE FL 32246-6484

C                                MERRILL LYNCH PIERCE FENNER & SMITH                57,383.2280      26.25      218,641.4730
                                 FOR THE SOLE BENEFIT OF
                                 ITS CUSTOMERS
                                 ATTN FUND ADMINISTRATION
                                 4800 DEER LAKE DR E FL 3
                                 JACKSONVILLE FL 32246-6484

G                                ATTN MUTUAL FUNDS                                   9,789.8760      59.30       16,509.5720
                                 FISERV SECURITIES INC
                                 ONE COMMERCE SQUARE
                                 2005 MARKET STREET SUITE 1200
                                 PHILADELPHIA PA 19103-7008

Z                                BANK OF AMERICA NA                              8,124,676.0270      97.79    8,307,872.5150
                                 ATTN JOAN WRAY/FUNDS ACCOUNTING
                                 411 N AKARD ST
                                 DALLAS TX 75201-3307

A                                CHARLES SCHWAB & CO INC CUST                       47,675.8740      18.73      254,483.0810
                                 ATTN MUTUAL FUNDS DEPT
                                 101 MONTGOMERY ST
                                 SAN FRANCISCO CA 94104-4122

Class                            Registration                                    Share Balance     Percent    Class Total
COLUMBIA NEW YORK TAX-EXEMPT FUND-A

B                                CITIGROUP GLOBAL MARKETS, INC.                    266,668.9550       6.69    3,987,559.7830
                                 ATTN: PETER BOOTH 7TH FLOOR
                                 333 W 34TH ST
                                 NEW YORK NY 10001-2402

C                                CITIGROUP GLOBAL MARKETS, INC.                    364,225.6020      27.58    1,320,591.4690
                                 ATTN: PETER BOOTH 7TH FLOOR
                                 333 W 34TH ST
                                 NEW YORK NY 10001-2402

A                                CITIGROUP GLOBAL MARKETS, INC.                    629,528.6660       8.02    7,850,933.3660
                                 ATTN: PETER BOOTH 7TH FLOOR
                                 333 W 34TH ST
                                 NEW YORK NY 10001-2402

B                                MERRILL LYNCH PIERCE FENNER & SMITH               351,560.7540       8.82    3,987,559.7830
                                 FOR THE SOLE BENEFIT OF
                                 ITS CUSTOMERS
                                 ATTN FUND ADMINISTRATION
                                 4800 DEER LAKE DR E FL 2
                                 JACKSONVILLE FL 32246-6484

C                                MERRILL LYNCH PIERCE FENNER & SMITH               289,655.4730      21.93    1,320,591.4690
                                 FOR THE SOLE BENEFIT OF
                                 ITS CUSTOMERS
                                 ATTN FUND ADMINISTRATION
                                 4800 DEER LAKE DR E FL 2
                                 JACKSONVILLE FL 32246-6484

A                                MERRILL LYNCH PIERCE FENNER & SMITH               553,408.5080       7.05    7,850,933.3660
                                 FOR THE SOLE BENEFIT OF
                                 ITS CUSTOMERS
                                 ATTN FUND ADMINISTRATION
                                 4800 DEER LAKE DR E FL 2
                                 JACKSONVILLE FL 32246-6484

Class                            Registration                                    Share Balance     Percent     Class Total
COLUMBIA RI INTERM MUNI BOND FUND-T

A                                VIRGINIA D ROSSI TOD                               30,060.2960      23.09      130,180.1710
                                 BENEFICIARY INFORMATION ON FILE
                                 720 CHOPMIST HILL RD
                                 N SCITUATE RI 02857-1052

T                                JOHN J ALMEIDA TR                                  60,371.8570       5.45    1,107,714.4320
                                 JOHN J ALMEIDA REVOCABLE TRUST
                                 27 TOPMAST CT
                                 JAMESTOWN RI 02835-2227

A                                CITIGROUP GLOBAL MARKETS, INC.                     44,695.4310      34.33      130,180.1710
                                 ATTN: PETER BOOTH 7TH FLOOR
                                 333 W 34TH ST
                                 NEW YORK NY 10001-2402

C                                PERSHING LLC                                       20,538.7400      14.00      146,749.9130
                                 PO BOX 2052
                                 JERSEY CITY NJ 07303-2052

G                                ADP CLEARING & OUTSOURCING                          6,329.1140      19.61       32,273.3460
                                 26 BROADWAY
                                 NEW YORK NY 10004-1703

G                                ADP CLEARING & OUTSOURCING                          3,092.1710       9.58       32,273.3460
                                 26 BROADWAY
                                 NEW YORK NY 10004-1703

G                                ADP CLEARING & OUTSOURCING                          1,970.6960       6.11       32,273.3460
                                 26 BROADWAY
                                 NEW YORK NY 10004-1703

G                                ADP CLEARING & OUTSOURCING                          1,967.9790       6.10       32,273.3460
                                 26 BROADWAY
                                 NEW YORK NY 10004-1703

G                                ADP CLEARING & OUTSOURCING                          2,870.9190       8.90       32,273.3460
                                 26 BROADWAY
                                 NEW YORK NY 10004-1703

G                                ADP CLEARING & OUTSOURCING                          3,553.4760      11.01       32,273.3460
                                 26 BROADWAY
                                 NEW YORK NY 10004-1703

G                                ADP CLEARING & OUTSOURCING                          2,709.9580       8.40       32,273.3460
                                 26 BROADWAY
                                 NEW YORK NY 10004-1703

G                                ADP CLEARING & OUTSOURCING                          6,956.6830      21.56       32,273.3460
                                 26 BROADWAY
                                 NEW YORK NY 10004-1703

G                                ADP CLEARING & OUTSOURCING                          2,822.3500       8.75       32,273.3460
                                 26 BROADWAY
                                 NEW YORK NY 10004-1703

A                                ADP CLEARING & OUTSOURCING                         12,772.9390       9.81      130,180.1710
                                 26 BROADWAY
                                 NEW YORK NY 10004-1703

A                                ADP CLEARING & OUTSOURCING                         14,446.1810      11.10      130,180.1710
                                 26 BROADWAY
                                 NEW YORK NY 10004-1703

B                                ADP CLEARING & OUTSOURCING                         18,731.8180      23.99       78,069.3420
                                 26 BROADWAY
                                 NEW YORK NY 10004-1703

B                                ADP CLEARING & OUTSOURCING                         24,398.6340      31.25       78,069.3420
                                 26 BROADWAY
                                 NEW YORK NY 10004-1703

B                                ADP CLEARING & OUTSOURCING                          7,605.2810       9.74       78,069.3420
                                 26 BROADWAY
                                 NEW YORK NY 10004-1703

C                                MERRILL LYNCH PIERCE FENNER & SMITH                64,324.5370      43.83      146,749.9130
                                 FOR THE SOLE BENEFIT OF
                                 ITS CUSTOMERS
                                 ATTN FUND ADMINISTRATION
                                 4800 DEER LAKE DR E FL 2
                                 JACKSONVILLE FL 32246-6484

C                                FIRST CLEARING LLC                                 10,041.1130       6.84      146,749.9130
                                 GEORGE W GAULIN GERMAINE D
                                 GAULIN CO-TTEES GEORGE W
                                 1174 LOGEE ST
                                 WOONSOCKET RI 02895-6031

C                                LEGG MASON WOOD WALKER INC                          8,044.1400       5.48      146,749.9130
                                 PO BOX 1476
                                 BALTIMORE MD 21203-1476

Z                                BANK OF AMERICA NA                              8,926,820.1980      97.62    9,144,063.7360
                                 ATTN JOAN WRAY/FUNDS ACCOUNTING
                                 411 N AKARD ST
                                 DALLAS TX 75201-3307

C                                MORGAN STANLEY DW INC FBO                           8,118.6400       5.53      146,749.9130
                                 HARVEY BENNETT JR &
                                 HARBORSIDE FINANCIAL CNTR PLAZA 3
                                 JERSEY CITY NJ 07311

T                                CHARLES SCWAB & CO INC                            102,037.1210       9.21    1,107,714.4320
                                 ATTN  MUTUAL FUNDS
                                 101 MONTGOMERY ST
                                 SAN FRANCISCO CA 94104-4122

COLUMBIA SMALL COMPANY INDEX FUND-Z


Class                            Registration                                    Share Balance     Percent     Class Total
-----                            ------------                                    --------------    -------    --------------
  A                              MCB TRUST SERVICES CUST FBO                        29,317.4700       7.03      417,192.0770
                                 PRINCETON SOFTECH INC
                                 700 17TH ST STE 300
                                 DENVER CO 80202-3531

  C                              NFSC                                               10,377.6430       5.73      181,117.5640
                                 MADISON HISTORICAL SOCIETY INC
                                 ATTN FREDERICK P MURPHY
                                 PO BOX 17
                                 MADISON CT 06443-0017

  C                              NFSC                                               17,351.4440       9.58      181,117.5640
                                 MINISTERIAL FUND OF I CONG
                                 CHURCH OF MADISON
                                 C/O JOHN S HUBBARD
                                 39 SUNNY HILL DR
                                 MADISON CT 06443-3305

  C                              PERSHING LLC                                       10,226.6940       5.65      181,117.5640
                                 PO BOX 2052
                                 JERSEY CITY NJ 07303-2052

  A                              RELIANCE TRUST CO CUST                             26,430.6620       6.34      417,192.0770
                                 PO BOX 48529
                                 ATLANTA GA 30362-1529

  A                              MERCER TRUST COMPANY                               22,258.2950       5.34      417,192.0770
                                 TRANSMETTA 401 (K) PLAN
                                 ONE INVESTORS WAY ATTN DCPA TEAM
                                 752270  M.S. N-6-H
                                 NORWOOD MA 02062-1599

COLUMBIA US TREASURY INDEX FUND-Z

Class                            Registration                                    Share Balance     Percent     Class Total
-----                            ------------                                    --------------    -------    --------------
  B                              COLUMBIA TRUST COMPANY IRA                          8,033.0780       5.79      138,801.3100
                                 MICHAEL A MARINO
                                 5 STONEYBROOK DR
                                 BRIDGEWATER MA 02324-3555

  A                              CIRCLE TRUST CO TTEE                               19,847.8400       5.13      387,050.7630
                                 FBO STEFFIAN BRADLEY ARCHITECTS
                                 401K PLAN
                                 METRO CENTER
                                 1 STATION PL
                                 STAMFORD CT 06902-6800

  A                              PERSHING LLC                                       28,051.4770       7.25      387,050.7630
                                 PO BOX 2052
                                 JERSEY CITY NJ 07303-2052

  B                              PERSHING LLC                                       12,722.9080       9.17      138,801.3100
                                 PO BOX 2052
                                 JERSEY CITY NJ 07303-2052

  C                              ADP CLEARING & OUTSOURCING                          6,210.3080       7.75       80,102.8680
                                 26 BROADWAY
                                 NEW YORK NY 10004-1703

  C                              BEAR STEARNS SECURITIES CORP.                       5,796.0810       7.24       80,102.8680
                                 1 METROTECH CENTER NORTH
                                 BROOKLYN NY 11201-3870

  C                              FIRST CLEARING LLC                                  9,456.1640      11.81       80,102.8680
                                 LENORE BRUSCA
                                 12 LAYNG TER
                                 SPRINGFIELD NJ 07081-2908

  A                              LEGG MASON WOOD WALKER INC                         38,921.2340      10.06      387,050.7630
                                 PO BOX 1476
                                 BALTIMORE MD 21203-1476

  A                              LEGG MASON WOOD WALKER INC                         62,127.9680      16.05      387,050.7630
                                 PO BOX 1476
                                 BALTIMORE MD 21203-1476

  C                              LEGG MASON WOOD WALKER INC                         27,726.1670      34.61       80,102.8680
                                 PO BOX 1476
                                 BALTIMORE MD 21203-1476

  A                              RELIANCE TRUST CO                                  23,824.6350       6.16      387,050.7630
                                 PO BOX 48529
                                 ATLANTA GA 30362-1529

  Z                              BANK OF AMERICA NA                              4,348,044.0170      31.00   14,026,947.6830
                                 ATTN JOAN WRAY/FUNDS ACCOUNTING
                                 411 N AKARD ST
                                 DALLAS TX 75201-3307

  B                              LPL FINANCIAL SERVICES                              7,950.8610       5.73      138,801.3100
                                 9785 TOWNE CENTRE DRIVE
                                 SAN DIEGO CA 92121-1968

COLUMBIA GROWTH & INCOME FUND-A

Class                            Registration                                    Share Balance     Percent     Class Total
-----                            ------------                                    --------------    -------    --------------
  Z                              AMVESCAP NATL TR CO AS AGENT                   11,585,918.7910      40.46   28,638,265.0970
                                 FOR FLEET NATIONAL BANK FBO
                                 FLEET BOSTON FINANCIAL SAVINGS PLUS
                                 PO BOX 105779
                                 ATLANTA GA 30348-5779

  Z                              BANK OF AMERICA NA                              4,297,336.6760      15.01   28,638,265.0970
                                 ATTN JOAN WRAY/FUNDS ACCOUNTING
                                 411 N AKARD ST
                                 DALLAS TX 75201-3307

  Z                              CHARLES SCHWAB & CO INC                         2,249,928.1690       7.86   28,638,265.0970
                                 SPECIAL CUSTODY ACCOUNT FOR THE
                                 EXCLUSIVE BENEFIT OF CUSTOMERS
                                 ATTN MUTUAL FUNDS
                                 101 MONTGOMERY ST
                                 SAN FRANCISCO CA 94104-4122

  A                              CHARLES SCHWAB & CO INC CUST                    1,803,962.7880       5.57   32,376,526.0130
                                 ATTN MUTUAL FUNDS DEPT
                                 101 MONTGOMERY ST
                                 SAN FRANCISCO CA 94104-4122

COLUMBIA SMALL CAP VALUE FUND-A

Class                            Registration                                    Share Balance     Percent      Class Total
-----                            ------------                                    --------------    -------    --------------
  A                              NEW YORK LIFE TRUST COMPANY                       473,078.9910       5.21    9,087,519.6570
                                 846 UNIVERSITY AVE
                                 NORWOOD MA 02062-2641

  B                              MERRILL LYNCH PIERCE FENNER & SMITH               276,533.8220       5.61    4,927,248.0370
                                 FOR THE SOLE BENEFIT OF
                                 ITS CUSTOMERS
                                 ATTN FUND ADMINISTRATION
                                 4800 DEER LAKE DR E FL 2
                                 JACKSONVILLE FL 32246-6484

  C                              MERRILL LYNCH PIERCE FENNER & SMITH               287,000.5280      20.01    1,434,579.7420
                                 FOR THE SOLE BENEFIT OF
                                 ITS CUSTOMERS
                                 ATTN FUND ADMINISTRATION
                                 4800 DEER LAKE DR E FL 2
                                 JACKSONVILLE FL 32246-6484

  Z                              BANK OF AMERICA NA                              1,558,118.1440      88.98    1,751,046.8650
                                 ATTN JOAN WRAY/FUNDS ACCOUNTING
                                 411 N AKARD ST
                                 DALLAS TX 75201-3307

  A                              CHARLES SCHWAB & CO INC                           960,689.4630      10.57    9,087,519.6570
                                 ATTN MUTUAL FUNDS DEPT
                                 101 MONTGOMERY ST
                                 SAN FRANCISCO CA 94104-4122

COLUMBIA NEWPORT TIGER FUND-A

Class                            Registration                                    Share Balance     Percent     Class Total
-----                            ------------                                    --------------    -------    --------------
  A                              FIDELITY INVESTMENTS INST L OPS CO              1,151,958.4680       8.28   13,908,777.6070
                                 FIIOC AS AGENT FOR CERTAIN
                                 EMPLOYEE BENEFIT PLANS
                                 100 MAGELLAN WAY
                                 COVINGTON KY 41015-1999

  B                              CITIGROUP GLOBAL MARKETS, INC.                    245,178.0370       5.72    4,286,317.3980
                                 ATTN: PETER BOOTH 7TH FLOOR
                                 333 W 34TH ST
                                 NEW YORK NY  10001-2402

  C                              CITIGROUP GLOBAL MARKETS, INC.                    176,648.8060       8.76    2,015,676.5550
                                 ATTN: PETER BOOTH 7TH FLOOR
                                 333 W 34TH ST
                                 NEW YORK NY 10001-2402

  B                              MERRILL LYNCH PIERCE FENNER & SMITH               367,366.6400       8.57    4,286,317.3980
                                 FOR THE SOLE BENEFIT OF
                                 ITS CUSTOMERS
                                 ATTN FUND ADMINISTRATION
                                 4800 DEER LAKE DR E FL 2
                                 JACKSONVILLE FL 32246-6484

  C                              MERRILL LYNCH PIERCE FENNER & SMITH               382,516.8570      18.98    2,015,676.5550
                                 FOR THE SOLE BENEFIT OF
                                 ITS CUSTOMERS
                                 ATTN FUND ADMINISTRATION
                                 4800 DEER LAKE DR E FL 2
                                 JACKSONVILLE FL 32246-6484

  A                              MERRILL LYNCH PIERCE FENNER & SMITH               781,780.0670       5.62   13,908,777.6070
                                 FOR THE SOLE BENEFIT OF
                                 ITS CUSTOMERS
                                 ATTN FUND ADMINISTRATION
                                 4800 DEER LAKE DR E FL 2
                                 JACKSONVILLE FL 32246-6484

  A                              THE NORTHERN TRUST COMPANY TTEE                 1,164,978.7500       8.38   13,908,777.6070
                                 FBO A G EDWARDS INC
                                 A/C OMNIBUS ACCOUNT
                                 PO BOX 92994
                                 CHICAGO IL 60675-2994

  Z                              BANK OF AMERICA NA                                267,027.8450      13.96    1,912,872.6310
                                 ATTN JOAN WRAY/FUNDS ACCOUNTING
                                 411 N AKARD ST
                                 DALLAS TX 75201-3307

  Z                              LIBERTY NORTHWEST INSURANCE CORP                  334,101.6460      17.47    1,912,872.6310
                                 PO BOX 4555
                                 PORTLAND OR 97208-4555

  Z                              CHARLES SCHWAB & CO INC                           579,496.0560      30.29    1,912,872.6310
                                 CASH ACCOUNT
                                 ATTN: MUTUAL FUNDS DEPT
                                 101 MONTGOMERY ST
                                 SAN FRANCISCO CA 94104-4122

  A                              CHARLES SCHWAB & CO INC                           778,404.1640       5.60   13,908,777.6070
                                 CASH ACCOUNT
                                 ATTN: MUTUAL FUNDS DEPT
                                 101 MONTGOMERY ST
                                 SAN FRANCISCO CA 94104-4122

COLUMBIA INCOME FUND-Z

Class                            Registration                                    Share Balance     Percent     Class Total
-----                            ------------                                    --------------    -------    --------------
  B                              MERRILL LYNCH PIERCE FENNER & SMITH               134,499.4880       5.30    2,539,418.5720
                                 FOR THE SOLE BENEFIT OF
                                 ITS CUSTOMERS
                                 ATTN FUND ADMINISTRATION
                                 4800 DEER LAKE DR E FL 2
                                 JACKSONVILLE FL 32246-6484

  C                              MERRILL LYNCH PIERCE FENNER & SMITH                77,123.6680       7.10    1,086,783.8640
                                 FOR THE SOLE BENEFIT OF
                                 ITS CUSTOMERS
                                 ATTN FUND ADMINISTRATION
                                 4800 DEER LAKE DR E FL 2
                                 JACKSONVILLE FL 32246-6484

  Z                              DAILY VALUATION                                29,752,912.8590      53.04   56,092,069.1910
                                 THE NORTHERN TRUST CO
                                 MUTUAL LIBERTY
                                 PO BOX 92994
                                 CHICAGO IL 60675-2994

  Z                              BANK OF AMERICA NA                              4,134,695.2160       7.37   56,092,069.1910
                                 ATTN JOAN WRAY/FUNDS ACCOUNTING
                                 411 N AKARD ST
                                 DALLAS TX 75201-3307

  Z                              CHARLES SCHWAB & CO INC                         4,554,167.4680       8.12   56,092,069.1910
                                 SPECIAL CUSTODY ACCOUNT FOR THE
                                 EXCLUSIVE BENEFIT OF CUSTOMERS
                                 ATTN MUTUAL FUNDS
                                 101 MONTGOMERY STREET
                                 SAN FRANCISCO CA 94104-4122

COLUMBIA INTERMEDIATE BOND FUND-Z

Class                            Registration                                    Share Balance     Percent     Class Total
-----                            ------------                                    --------------    -------    --------------
  B                              CITIGROUP GLOBAL MARKETS, INC.                    569,289.2590       5.83    9,756,733.4790
                                 ATTN: PETER BOOTH 7TH FLOOR
                                 333 W 34TH ST
                                 NEW YORK NY 10001-2402

  Z                              CITIGROUP GLOBAL MARKETS INC                   11,535,288.5850      11.96   96,428,512.6530
                                 BOOK ENTRY ACCOUNT
                                 ATTN: MATT MAESTRI
                                 333 WEST 34TH STREET 7TH FLOOR
                                 MUTUAL FUNDS DEPT
                                 NEW YORK NY 10001-2402

  C                              CITIGROUP GLOBAL MARKETS, INC.                    537,350.2220      10.48    5,125,784.3970
                                 ATTN: PETER BOOTH 7TH FLOOR
                                 333 W 34TH ST
                                 NEW YORK NY 10001-2402

  C                              MERRILL LYNCH PIERCE FENNER & SMITH               669,152.7330      13.05    5,125,784.3970
                                 FOR THE SOLE BENEFIT OF
                                 ITS CUSTOMERS
                                 ATTN FUND ADMINISTRATION
                                 4800 DEER LAKE DR E FL 2
                                 JACKSONVILLE FL 32246-6484

  Z                              COLUMBIA THERMOSTAT FUND                        6,229,239.6960       6.46   96,428,512.6530
                                 C/O PAULA RYAN
                                 227 W MONROE ST STE 3000
                                 CHICAGO IL 60606-5018

  Z                              BANK OF AMERICA NA                             12,282,272.8700      12.74   96,428,512.6530
                                 ATTN JOAN WRAY/FUNDS ACCOUNTING
                                 411 N AKARD ST
                                 DALLAS TX 75201-3307

  Z                              CHARLES SCHWAB & CO INC                        17,898,826.1140      18.56   96,428,512.6530
                                 SPECIAL CUSTODY ACCOUNT FOR THE
                                 EXCLUSIVE BENEFIT OF CUSTOMERS
                                 ATTN MUTUAL FUNDS
                                 101 MONTGOMERY STREET
                                 SAN FRANCISCO CA 94104-4122

  A                              CHARLES SCHWAB & CO INC                         6,186,189.8070      31.14   19,864,432.5160
                                 ATTN MUTUAL FUNDS DEPT
                                 101 MONTGOMERY ST
                                 SAN FRANCISCO CA 94104-4122

  A                              TRANSAMERICA LIFE INSURANCE                     3,015,257.0650      15.18   19,864,432.5160
                                 & ANNUITY COMPANY
                                 ATTN DAISY LO
                                 PO BOX 30368
                                 LOS ANGELES CA 90030-0368

COLUMBIA HIGH YIELD MUNICIPAL FUND-Z

Class                            Registration                                    Share Balance     Percent     Class Total
-----                            ------------                                    --------------    -------    --------------
  A                              NFSC                                              450,584.6280       5.64    7,993,995.9130
                                 JOE NGUYEN
                                 NGA NGUYEN
                                 PHUONG NGUYEN
                                 1618 HILTON HEAD LN
                                 FRISCO TX 75034-6919

  B                              CITIGROUP GLOBAL MARKETS, INC.                    197,623.4550       6.66    2,969,263.0000
                                 ATTN: PETER BOOTH  7TH FLOOR
                                 333 W 34TH ST
                                 NEW YORK NY 10001-2402

  B                              MERRILL LYNCH PIERCE FENNER & SMITH               166,520.5710       5.61    2,969,263.0000
                                 FOR THE SOLE BENEFIT OF
                                 ITS CUSTOMERS
                                 ATTN FUND ADMINISTRATION
                                 4800 DEER LAKE DR E FL 2
                                 JACKSONVILLE FL 32246-6484

  C                              MERRILL LYNCH PIERCE FENNER & SMITH               241,448.7450      21.43    1,126,868.8100
                                 FOR THE SOLE BENEFIT OF
                                 ITS CUSTOMERS
                                 ATTN FUND ADMINISTRATION
                                 4800 DEER LAKE DR E FL 2
                                 JACKSONVILLE FL 32246-6484

  A                              MERRILL LYNCH PIERCE FENNER & SMITH               436,333.1240       5.46    7,993,995.9130
                                 FOR THE SOLE BENEFIT OF
                                 ITS CUSTOMERS
                                 ATTN FUND ADMINISTRATION
                                 4800 DEER LAKE DR E FL 2
                                 JACKSONVILLE FL 32246-6484

  Z                              BANK OF AMERICA NA                             22,676,906.9830      59.87   37,874,969.4580
                                 ATTN JOAN WRAY/FUNDS ACCOUNTING
                                 411 N AKARD ST
                                 DALLAS TX 75201-3307

COLUMBIA MANAGED MUNICIPALS FUND-A

Class                           Registration                                    Share Balance     Percent     Class Total
-----                           ------------                                    --------------    -------    --------------
  B                             NFSC                                               37,157.6250       5.77      643,469.2340
                                NORMAN J BUSCH TRUST
                                NORMAN J BUSCH
                                2710 N MCCORD RD
                                TOLEDO OH 43615-1716

  B                             NFSC                                               37,157.6250       5.77      643,469.2340
                                MARGARET L BUSCH TRUST
                                MARGARET L BUSCH
                                2710 N MCCORD RD
                                TOLEDO OH 43615-1716

  C                             PERSHING LLC                                       25,372.6780      10.38      244,343.9080
                                PO BOX 2052
                                JERSEY CITY NJ 07303-2052

  B                             MERRILL LYNCH PIERCE FENNER & SMITH                56,683.0230       8.81      643,469.2340
                                FOR THE SOLE BENEFIT OF
                                ITS CUSTOMERS
                                ATTN FUND ADMINISTRATION
                                4800 DEER LAKE DR E FL 2
                                JACKSONVILLE FL 32246-6484

  C                             MERRILL LYNCH PIERCE FENNER & SMITH                80,824.3120      33.08      244,343.9080
                                FOR THE SOLE BENEFIT OF
                                ITS CUSTOMERS
                                ATTN FUND ADMINISTRATION
                                4800 DEER LAKE DR E FL 2
                                JACKSONVILLE FL 32246-6484

  C                             RAYMOND JAMES & ASSOC INC                          22,162.8830       9.07      244,343.9080
                                FBO SANDERS D&G
                                880 CARILLON PKWY
                                ST PETERSBURG FL 33716-1100

  C                             C/O THOMAS W ROSE                                  17,236.5620       7.05      244,343.9080
                                FIRST CLEARING LLC
                                TDR BUILDERS INC
                                10881 BILLINGHAM AVE NW
                                UNIONTOWN OH 44685-9143

  Z                             CHARLES SCHWAB & CO INC                         2,689,545.5980       6.87   39,172,237.8750
                                SPECIAL CUSTODY ACCOUNT FOR THE
                                EXCLUSIVE BENEFIT OF CUSTOMERS
                                ATTN MUTUAL FUNDS
                                101 MONTGOMERY STREET
                                SAN FRANCISCO CA 94104-4122

COLUMBIA ASSET ALLOCATION FUND-T

Class                            Registration                                    Share Balance     Percent     Class Total
-----                            ------------                                    --------------    -------    --------------
  C                              NFSC                                                2,401.1430       5.95       40,334.3660
                                 JOSEPH W SCHABER
                                 MADONNA SCHABER
                                 JOSEPH SCHABER
                                 4380 GLENHAVEN RD
                                 CINCINNATI OH 45238-6233

  C                              CITIGROUP GLOBAL MARKETS, INC.                      2,371.5760       5.88       40,334.3660
                                 ATTN: PETER BOOTH  7TH FLOOR
                                 333 W 34TH ST
                                 NEW YORK NY 10001-2402

  C                              AMERICAN ENTERPRISE INVESTMENT SVCS                 3,243.6940       8.04       40,334.3660
                                 PO BOX 9446
                                 MINNEAPOLIS MN 55440-9446

  C                              AMERICAN ENTERPRISE INVESTMENT SVCS                 2,294.9590       5.69       40,334.3660
                                 PO BOX 9446
                                 MINNEAPOLIS MN 55440-9446

  Z                              BANK OF AMERICA NA                              1,528,747.5120      14.15   10,801,768.1420
                                 ATTN JOAN WRAY/FUNDS ACCOUNTING
                                 411 N AKARD ST
                                 DALLAS TX 75201-3307

COLUMBIA DIVIDEND INCOME FUND-T

Class                            Registration                                    Share Balance     Percent     Class Total
-----                            ------------                                    --------------    -------    --------------
  C                              CITIGROUP GLOBAL MARKETS, INC.                     15,187.3060       5.14      295,229.7460
                                 ATTN: PETER BOOTH  7TH FLOOR
                                 333 W 34TH ST
                                 NEW YORK NY 10001-2402

  B                              MERRILL LYNCH PIERCE FENNER & SMITH                68,567.1830       5.11    1,341,552.9850
                                 FOR THE SOLE BENEFIT OF
                                 ITS CUSTOMERS
                                 ATTN FUND ADMINISTRATOR
                                 4800 DEER LAKE DR E FL 2
                                 JACKSONVILLE FL 32246-6484

  A                              SEI PRIVATE TRUST CO                              660,776.7390      31.99    2,065,824.2480
                                 C/O WACHOVIA- PREMIER
                                 ATTN MUTUAL FUND ADMIN
                                 ONE FREEDOM VALEEY DRIVE
                                 OAKS PA 19456

  Z                              BANK OF AMERICA NA                             23,015,968.0850      96.26   23,909,540.5040
                                 ATTN JOAN WRAY/FUNDS ACCOUNTING
                                 411 N AKARD ST
                                 DALLAS TX 75201-3307

COLUMBIA DISCIPLINED VALUE FUND-T

Class                            Registration                                    Share Balance     Percent     Class Total
-----                            ------------                                    --------------    -------    --------------
  C                              NFSC                                                2,712.7830       7.70       35,214.8440
                                 NFS/FMTC
                                 FBO JOHN BOLES
                                 C/O LORETTA JACOB S
                                 603 W OJAI AVE
                                 OJAI CA 93023-3732

  C                              NFSC                                                1,899.7650       5.39       35,214.8440
                                 NFS/FMTC
                                 FBO JUDITH L DAVY
                                 7207 JOHN MCCAIN ROAD
                                 COLLEYVILLE TX 76034-6805

  A                              PERSHING LLC                                       39,282.1350      14.59      269,207.6540
                                 P.O. BOX 2052
                                 JERSEY CITY NJ 07303-2052

  C                              MERRILL LYNCH PIERCE FENNER & SMITH                 7,385.1890      20.97       35,214.8440
                                 FOR THE SOLE BENEFIT OF
                                 ITS CUSTOMERS
                                 ATTN FUND ADMINISTRATION
                                 4800 DEER LAKE DR E FL 3
                                 JACKSONVILLE FL 32246-6484

  C                              FIRST CLEARING LLC                                  2,425.7670       6.89       35,214.8440
                                 JOHN B MERCALDO
                                 129 MEADOW BROOK RD
                                 OXFORD CT 06478-4900

  Z                              BANK OF AMERICA NA                             16,555,161.6120      81.28   20,369,108.5190
                                 ATTN JOAN WRAY/FUNDS ACCOUNTING
                                 411 N AKARD ST
                                 DALLAS TX 75201-3307

Class                            Registration                                    Share Balance     Percent     Class Total
-----                            ------------                                    --------------    -------    --------------
COLUMBIA GROWTH STOCK FUND-A

  C                              MERRILL LYNCH PIERCE FENNER & SMITH               134,688.9620       8.32    1,617,936.4870
                                 FOR THE SOLE BENEFIT OF
                                 ITS CUSTOMERS
                                 ATTN FUND ADMINISTRATION
                                 4800 DEER LAKE DR E FL 2
                                 JACKSONVILLE FL 32246-6484

  Z                              COLUMBIA THERMOSTAT FUND                        2,609,393.3600       6.48   40,268,912.3550
                                 C/O PAULA RYAN
                                 227 W MONROE ST STE 3000
                                 CHICAGO IL 60606-5018

  Z                              CHARLES SCHWAB & CO INC                         2,223,598.2100       5.52   40,268,912.3550
                                 SPECIAL CUSTODY ACCOUNT FOR THE
                                 EXCLUSIVE BENEFIT OF CUSTOMERS
                                 ATTN MUTUAL FUNDS
                                 101 MONTGOMERY STREET
                                 SAN FRANCISCO CA 94104-4122

COLUMBIA YOUNG INVESTOR FUND-A

  C                              MERRILL LYNCH PIERCE FENNER & SMITH                10,130.9890      15.83       63,997.8260
                                 FOR THE SOLE BENEFIT OF
                                 ITS CUSTOMERS
                                  ATTN FUND ADMINISTRATION
                                  4800 DEER LAKE DR E FL 2
                                  JACKSONVILLE FL 32246-6484

  Z                              CHARLES SCHWAB & CO INC                         4,112,089.6180       6.68   61,546,650.9960
                                 SPECIAL CUSTODY ACCOUNT FOR THE
                                 EXCLUSIVE BENEFIT OF CUSTOMERS
                                 ATTN MUTUAL FUNDS
                                 101 MONTGOMERY STREET
                                 SAN FRANCISCO CA 94104-4122

COLUMBIA LARGE CAP CORE FUND-T

Class                            Registration                                    Share Balance     Percent     Class Total
-----                            ------------                                    --------------    -------    --------------
  C                              ADP CLEARING & OUTSOURCING                          4,089.0660       9.46       43,211.2210
                                 26 BROADWAY
                                 NEW YORK NY 10004-1703

  C                              ATTN MUTUAL FUNDS                                   2,706.9850       6.26       43,211.2210
                                 FISERV SECURITIES INC
                                 ONE COMMERCE SQUARE
                                 2005 MARKET STREET SUITE 1200
                                 PHILADELPHIA PA 19103-7008

  C                              FIRST CLEARING LLC                                  2,242.4220       5.19       43,211.2210
                                 ROY E ANGER
                                 FCC AS CUSTODIAN
                                 9130 CHERRY HILL CT
                                 FORT MYERS FL 33908-3648

  C                              AMERICAN ENTERPRISE INVESTMENT SVCS                 3,622.2850       8.38       43,211.2210
                                 PO BOX 9446
                                 MINNEAPOLIS MN 55440-9446

  C                              AMERICAN ENTERPRISE INVESTMENT SVCS                 2,881.9350       6.67       43,211.2210
                                 PO BOX 9446
                                 MINNEAPOLIS MN 55440-9446


  Z                              BANK OF AMERICA NA                             10,077,899.2020      37.26   27,046,939.8170
                                 ATTN JOAN WRAY/FUNDS ACCOUNTING
                                 411 N AKARD ST
                                 DALLAS TX 75201-3307

COLUMBIA LARGE CAP GROWTH FUND-T

Class                             Registration                                    Share Balance     Percent     Class Total
-----                             ------------                                    --------------    -------    --------------
  C                               CHARLES H VENTURA                                   8,947.5840      13.41       66,727.8220
                                  745 DISTEL DR STE 101
                                  LOS ALTOS CA 94022-1544

  Z                               AMVESCAP NATIONAL TRUST CO AS AGENT             7,990,495.7410      12.82   62,320,091.7890
                                  FOR FLEET NATIONAL BANK FBO
                                  FLEETBOSTON FINANCIALSAVINGS PLUS
                                  PO BOX 105779
                                  ATLANTA GA 30348-5779

  Z                               BANK OF AMERICA NA                             22,130,317.6800      35.51   62,320,091.7890
                                  ATTN JOAN WRAY/FUNDS ACCOUNTING
                                  411 N AKARD ST
                                  DALLAS TX 75201-3307

  C                               MORGAN STANLEY DW INC FBO                           7,137.8150      10.70       66,727.8220
                                  HARVEY BENNETT JR &
                                  HARBORSIDE FINANCIAL CNTR PLAZA 3
                                  JERSEY CITY NJ 07311

COLUMBIA SMALL COMPANY EQUITY FUND-T

Class                            Registration                                    Share Balance     Percent     Class Total
-----                            ------------                                    --------------    -------    --------------
  C                              AMERICAN ENTERPRISE INVESTMENT SVCS                 4,621.2120       7.09       65,146.9390
                                 PO BOX 9446
                                 MINNEAPOLIS MN 55440-9446

  Z                              BANK OF AMERICA NA                              6,870,868.6790      80.91    8,492,219.2920
                                 ATTN JOAN WRAY/FUNDS ACCOUNTING
                                 411 N AKARD ST
                                 DALLAS TX 75201-3307

  A                              BANK OF AMERICA                                    82,247.3250      27.57      298,373.1210
                                 411 N AKARD ST
                                 DALLAS TX 75201-3307

COLUMBIA SMALL CAP FUND-T

Class                             Registration                                    Share Balance     Percent     Class Total
-----                             ------------                                    --------------    -------    --------------
  C                               CITIGROUP GLOBAL MARKETS, INC.                    186,600.8270       5.29    3,530,696.8050
                                  ATTN: PETER BOOTH 7TH FLOOR
                                  333 W 34TH ST
                                  NEW YORK NY 10001-2402

  C                               MERRILL LYNCH PIERCE FENNER & SMITH               247,038.8790       7.00    3,530,696.8050
                                  FOR THE SOLE BENEFIT OF
                                  ITS CUSTOMERS
                                  ATTN FUND ADMINISTRATION
                                  4800 DEER LAKE DR E FL 3
                                  JACKSONVILLE FL 32246-6484

  Z                               BANK OF AMERICA NA                             41,139,541.7370      72.15   57,019,362.1340
                                  ATTN JOAN WRAY/FUNDS ACCOUNTING
                                  411 N AKARD ST
                                  DALLAS TX 75201-3307

  A                               CHARLES SCHWAB & CO INC                         3,669,385.9010      32.36   11,340,609.6110
                                  SPECIAL CUSTODY ACCT FOR EXCLUSIVE
                                  OF CUSTOMERS
                                  ATTN:MUTUAL FUNDS
                                  101 MONTGOMERY ST
                                  SAN FRANCISCO CA 94104-4122

  T                               CHARLES SCHWAB & CO INC                         1,628,610.6250      19.93    8,172,044.4550
                                  SPECIAL CUSTODY ACCT FOR EXCLUSIVE
                                  OF CUSTOMERS
                                  ATTN MUTUAL FUNDS
                                  101 MONTGOMERY ST
                                  SAN FRANCISCO CA 94104-4122

                                                                       EXHIBIT 1

           CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO
                                   BORROWING

Series of Columbia Funds Trust VIII
Columbia Income Fund
Columbia Intermediate Bond Fund

Series of Columbia Funds Trust IX
Columbia High Yield Municipal Fund

Series of Columbia Funds Trust XI
Columbia Young Investor Fund
Columbia Growth Stock Fund

            The Fund may not "borrow[,] except from banks, other affiliated funds and other entities to the extent permitted by the [1940 Act][Investment Company Act of 1940]."

Series of Columbia Funds Trust III
Columbia Quality Plus Bond Fund

Series of Columbia Funds Trust V
Columbia Intermediate Tax-Exempt Bond Fund
Columbia Massachusetts Intermediate Municipal Fund
Columbia Connecticut Intermediate Municipal Bond Fund
Columbia New Jersey Intermediate Municipal Bond Fund
Columbia New York Intermediate Municipal Bond Fund
Columbia Rhode Island Intermediate Municipal Bond Fund

Series of Columbia Funds Trust XI
Columbia Asset Allocation Fund
Columbia Dividend Income Fund
Columbia Large Cap Core Fund
Columbia Large Cap Growth Fund
Columbia Disciplined Value Fund
Columbia Small Cap Fund
Columbia Small Company Equity Fund

            The Fund may not "[b]orrow money, issue senior securities or mortgage, pledge or hypothecate its assets except to the extent permitted by the [Investment Company Act of 1940, as amended ("1940 Act")][1940 Act]."

Series of Columbia Funds Trust I
Columbia High Yield Opportunity Fund
Columbia Strategic Income Fund
Columbia Tax-Managed Growth Fund

Series of Columbia Funds Trust III
Columbia Liberty Fund
Columbia Federal Securities Fund

Series of Columbia Funds Trust IV
Columbia Tax-Exempt Fund
Columbia Tax-Exempt Insured Fund
Columbia Utilities Fund

Series of Columbia Funds Trust V
Columbia California Tax-Exempt Fund
Columbia Connecticut Tax-Exempt Fund
Columbia Massachusetts Tax-Exempt Fund
Columbia New York Tax-Exempt Fund

Series of Columbia Funds Trust VI
Columbia Small Cap Value Fund

            The Fund may "[b]orrow from banks, other affiliated funds and other [entities][persons] to the extent permitted by applicable law, provided [that][the][each] Fund's borrowings shall not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law."

Series of Columbia Funds Trust V
Columbia U.S. Treasury Index Fund

            The Fund may not "[b]orrow money or issue senior securities except that the Fund may borrow from banks for temporary or emergency purposes, and not for leveraging, and then in amounts not in excess of 33-1/3 % of the value of the Fund's total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets except in connection with any bank borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 33-1/3% of the value of the Fund's total assets at the time of such borrowing. Whenever borrowings are outstanding, a Fund will not make any additional investments (including roll-overs). For purposes of this restriction, collateral arrangements with respect to (a) the purchase and sale of options on stock indexes and (b) initial and variation margin for futures contracts will not be deemed to be issuances of senior securities or to be pledges of a Fund's assets."

Series of Columbia Funds Trust III
Columbia Global Equity Fund

            The Fund may not "[b]orrow from banks, other affiliated funds and other entities except to the extent permitted by applicable law and, provided the Fund's borrowings shall not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law."

                                                                       EXHIBIT 2

           CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO
                           ISSUING SENIOR SECURITIES

Series of Columbia Funds Trust VIII
Columbia Income Fund
Columbia Intermediate Bond Fund

Series of Columbia Funds Trust IX
Columbia High Yield Municipal Fund

Series of Columbia Funds Trust XI
Columbia Young Investor Fund
Columbia Growth Stock Fund

            The Fund may not "[i]ssue any senior security except to the extent permitted under the [1940 Act][Investment Company Act of 1940]."

Series of Columbia Funds Trust VI
Columbia Small Cap Value Fund

Series of Columbia Funds Trust I
Columbia Tax-Managed Growth Fund

Series of Columbia Funds Trust III
Columbia Liberty Fund
Columbia Global Equity Fund

Series of Columbia Funds Trust IV
Columbia Tax-Exempt Fund
Columbia Tax-Exempt Insured Fund
Columbia Utilities Fund

            The Fund may "[n]ot issue senior securities except as provided in paragraph [1][4.] above and to the extent permitted [under][by] the 1940 Act."

Series of Columbia Funds Trust III
Columbia Quality Plus Bond Fund

Series of Columbia Funds Trust V
Columbia Intermediate Tax-Exempt Bond Fund
Columbia Massachusetts Intermediate Municipal Bond Fund
Columbia Connecticut Intermediate Municipal Bond Fund
Columbia New Jersey Intermediate Municipal Bond Fund
Columbia New York Intermediate Municipal Bond Fund
Columbia Rhode Island Intermediate Municipal Bond Fund

Series of Columbia Funds Trust XI

Columbia Asset Allocation Fund
Columbia Dividend Income Fund
Columbia Large Cap Core Fund
Columbia Large Cap Growth Fund
Columbia Disciplined Value Fund
Columbia Small Cap Fund
Columbia Small Company Equity Fund

            The Fund may not "[b]orrow money, issue senior securities or mortgage, pledge or hypothecate its assets except to the extent permitted by the [Investment Company Act of 1940, as amended (1940 Act)][1940 Act]."

Series of Columbia Funds Trust V
Columbia U.S. Treasury Index Fund

            The Fund may not "[b]orrow or issue senior securities except that the Fund may borrow from banks for temporary or emergency purposes, and not for leveraging, and then in amounts not in excess of 33-1/3 % of the value of its total assets at the time of borrowing; or mortgage, pledge, or hypothecate any assets except in connection with such bank borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 33-1/3% of the value of the Fund's total assets at the time of such borrowing. Whenever borrowings are outstanding, a Fund will not make any additional investments (including roll-overs). For purposes of this restriction, collateral arrangements with respect to (a) the purchase and sale of options on stock indexes and (b) initial and variation margin for futures contracts will not be deemed to be issuances of senior securities or to be pledges of a Fund's assets."

Series of Columbia Funds Trust I
Columbia High Yield Opportunity Fund
Columbia Strategic Income Fund

Series of Columbia Funds Trust III
Columbia Federal Securities Fund

Series of Columbia Funds Trust V
Columbia California Tax-Exempt Fund
Columbia Connecticut Tax-Exempt Fund
Columbia Massachusetts Tax-Exempt Fund
Columbia New York Tax-Exempt Fund

            The Fund may "[n]ot issue senior securities except as provided in paragraph 1 above to the extent permitted by the Act."

                                                                       EXHIBIT 3

           CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO
                                  MAKING LOANS

Series of Columbia Funds Trust IX
Columbia High Yield Municipal Fund

            The Fund may not "[m]ake loans, although it may (a) participate in an interfund lending program with other affiliated registered open-end investment companies provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets; (b) purchase money market instruments and enter into repurchase agreements; and (c) acquire publicly distributed or privately placed debt securities."

Series of Columbia Funds Trust VIII
Columbia Income Fund
Columbia Intermediate Bond Fund

            The Fund may not "make loans, although it may (a) lend portfolio securities and participate in an interfund lending program with certain other Funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans); (b) purchase money market instruments and enter into repurchase agreements; and (c) acquire publicly distributed or privately placed debt securities."

Series of Columbia Funds Trust I
Columbia High Yield Opportunity Fund
Columbia Strategic Income Fund
Columbia Tax-Managed Growth Fund

Series of Columbia Funds Trust III
Columbia Liberty Fund
Columbia Global Equity Fund
Columbia Federal Securities Fund

Series of Columbia Funds Trust IV
Columbia Tax-Exempt Fund
Columbia Tax-Exempt Insured Fund
Columbia Utilities Fund

Series of Columbia Funds Trust V
Columbia California Tax-Exempt Fund
Columbia Connecticut Tax-Exempt Fund
Columbia Massachusetts Tax-Exempt Fund
Columbia New York Tax-Exempt Fund

Series of Columbia Funds Trust VI
Columbia Small Cap Value Fund

            The Fund may "[m]ake loans (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions, (c) through an interfund lending program with other affiliated funds provided that no such loan be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans) and (d) through repurchase agreements."

Series of Columbia Funds Trust V
Columbia U.S. Treasury Index Fund

            The Fund may not "[m]ake loans, except that the Fund may purchase or hold debt obligations, lend portfolio securities and enter into repurchase agreements, as described herein and in the prospectus."

Series of Columbia Funds Trust III
Columbia Quality Plus Bond Fund

Series of Columbia Funds Trust V
Columbia Intermediate Tax-Exempt Bond Fund
Columbia Massachusetts Intermediate Municipal Bond Fund
Columbia Connecticut Intermediate Municipal Bond Fund
Columbia New Jersey Intermediate Municipal Bond Fund
Columbia New York Intermediate Municipal Bond Fund
Columbia Rhode Island Intermediate Municipal Bond Fund

Series of Columbia Funds Trust XI
Columbia Asset Allocation Fund
Columbia Dividend Income Fund
Columbia Large Cap Core Fund
Columbia Large Cap Growth Fund
Columbia Disciplined Value Fund
Columbia Small Cap Fund
Columbia Small Company Equity Fund

            The Fund may not "[m]ake loans except to the extent permitted by the 1940 Act."

Series of Columbia Funds Trust XI
Columbia Young Investor Fund
Columbia Growth Stock Fund

            The Fund may not "make loans, although it may (a) lend portfolio securities and participate in an interfund lending program with other affiliated registered open-end investment companies provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans); (b) purchase money market instruments and enter into repurchase agreements; and (c) acquire publicly distributed or privately placed debt securities."

                                                                       EXHIBIT 4

           CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO
                         DIVERSIFICATION OF INVESTMENTS

Series of Columbia Funds Trust VIII
Columbia Income Fund
Columbia Intermediate Bond Fund

            The Fund may not "invest in a security if, with respect to 75% of its assets, as a result of such investment, more than 5% of its total assets (taken at market value at the time of such investment) would be invested in the securities of any one issuer, except that this restriction does not apply to U.S government securities or repurchase agreements for such securities and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund."

Series of Columbia Funds Trust IX
Columbia High Yield Municipal Fund

            The Fund may not "invest in a security if, with respect to 75% of its assets, as a result of such investment, more than 5% of its total assets (taken at market value at the time of investment) would be invested in the securities of any one issuer (for this purpose, the issuer(s) of a security being deemed to be only the entity or entities whose assets or revenues are subject to the principal and interest obligations of the security), other than obligations issued or guaranteed by the U.S. government or by its agencies or instrumentalities or repurchase agreements for such securities, and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund (however, in the case of a guarantor of securities (including an issuer of a letter of credit) the value of the guarantee (or letter of credit) may be excluded from this computation if the aggregate value of securities owned by it and guaranteed by such guarantor (plus any other investments in securities issued by the guarantor) does not exceed 10% of its total assets)."

Series of Columbia Funds Trust IV
Columbia Utilities Fund

            The Fund may "[w]ith respect to 75% of total assets, not purchase any security (other than obligations of the U.S. Government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer or purchase the voting securities of an issuer if, as a result of such purchases, the Fund would own more than 10% of the outstanding voting shares of such issuer."

Series of Columbia Funds Trust III
Columbia Quality Plus Bond Fund

Series of Columbia Funds Trust XI
Columbia Asset Allocation Fund

Columbia Dividend Income Fund
Columbia Large Cap Core Fund
Columbia Large Cap Growth Fund
Columbia Disciplined Value Fund
Columbia Small Cap Fund
Columbia Small Company Equity Fund

            The Fund may not "[m]ake any investment inconsistent with the Fund's classification as a diversified series of an open-end investment company under the 1940 Act."

Series of Columbia Funds Trust V
Columbia Intermediate Tax-Exempt Bond Fund

            The Fund may not "[m]ake any investment inconsistent with the Fund's classification as a diversified series of an open-end investment company under the 1940 Act, provided, however, that the Florida Fund may invest all of its investable assets in a Qualifying Portfolio (i.e., a diversified, open-end management investment company having the same investment goal and policies and substantially the same investment restrictions as those applicable to the Fund). This limitation does not apply, however, to any Fund classified as a non-diversified series of an open-end investment company under the 1940 Act."

Series of Columbia Funds Trust XI
Columbia Young Investor Fund
Columbia Growth Stock Fund

            The Fund may not "with respect to 75% of its total assets, invest more than 5% of its total assets, taken at market value at the time of a particular purchase, in the securities of a single issuer, except for securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or repurchase agreements for such securities, and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund."

Series of Columbia Funds Trust I
Columbia High Yield Opportunity Fund
Columbia Strategic Income Fund
Columbia Tax-Managed Growth Fund

Series of Columbia Funds Trust III
Columbia Federal Securities Fund
Columbia Liberty Fund

Series of Columbia Funds Trust IV

Columbia Tax-Exempt Fund
Columbia Tax-Exempt Insured Fund

Series of Columbia Funds Trust VI
Columbia Small Cap Value Fund

            The Fund may "[n]ot concentrate more than 25% of its total assets in any one industry or[,] with respect to 75% of total assets[,] purchase any security (other than obligations of the U.S. government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer or purchase [the] voting securities of an issuer if, as a result of such purchase[s], [the][a] Fund would own more than 10% of the outstanding voting shares of such issuer."

Series of Columbia Funds Trust III
Columbia Global Equity Fund

            The Fund may not "[p]urchase the securities of any one issuer (except securities issued or guaranteed by the U.S. government and its agencies or instrumentalities, as to which there are no percentage limits or restrictions) if immediately after and as a result of such purchase (a) more than 5% of the value of its assets would be invested in that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer and except that the Fund may invest all or substantially all of its assets in another registered investment company having substantially the same investment objective as the Fund."

Series of Columbia Funds Trust V
Columbia U.S. Treasury Index Fund

            The Fund may not "[p]urchase the securities of any issuer if as a result more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, except that (a) this 5% limitation does not apply to U.S. Government securities and (b) up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation."

                                                                       EXHIBIT 5

           CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO
                           INVESTMENTS IN COMMODITIES

Series of Columbia Funds Trust IX
Columbia High Yield Municipal Fund

            The Fund may not "purchase or sell commodities or commodities contracts or oil, gas, or mineral programs, except that it may enter into futures and options transactions."

Series of Columbia Funds Trust XI
Columbia Young Investor Fund
Columbia Growth Stock Fund

            The Fund may not "purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein), commodities, or commodity contracts, except that it may enter into (a) futures and options on futures and (b) forward contracts."

Series of Columbia Funds Trust III
Columbia Quality Plus Bond Fund

Series of Columbia Funds Trust XI
Columbia Asset Allocation Fund
Columbia Dividend Income Fund
Columbia Large Cap Core Fund
Columbia Large Cap Growth Fund
Columbia Disciplined Value Fund
Columbia Small Cap Fund
Columbia Small Company Equity Fund

            The Fund may not "[p]urchase or sell commodities or commodity contracts except that the Fund may, to the extent consistent with its investment objective and policies, purchase and sell financial futures contracts and related options and foreign currency forward contracts, futures contracts and related options."

Series of Columbia Funds Trust V
Columbia U.S. Treasury Index Fund

            The Fund may not "[i]nvest in commodities, except that the Large Company Index Fund and the Small Company Index Fund may invest in stock index futures."

Series of Columbia Funds Trust VIII
Columbia Income Fund
Columbia Intermediate Bond Fund

            The Fund may not "purchase or sell commodities or commodities contracts or oil, gas or mineral programs, except that it may enter into
      (i) futures and options on futures and (ii) forward contracts."

Series of Columbia Funds Trust V
Columbia Intermediate Tax-Exempt Bond Fund
Columbia Massachusetts Intermediate Municipal Bond Fund
Columbia Connecticut Intermediate Municipal Bond Fund
Columbia New Jersey Intermediate Municipal Bond Fund
Columbia New York Intermediate Municipal Bond Fund
Columbia Rhode Island Intermediate Municipal Bond Fund

            The Fund may not "[p]urchase or sell commodities or commodity contracts except that a Fund may, to the extent consistent with its investment goal and policies, purchase and sell financial futures contracts and related options and foreign currency forward contracts, futures contracts and related options."

Series of Columbia Funds Trust I
Columbia Tax-Managed Growth Fund

            The Fund may "[n]ot invest in commodities, except that the Fund may purchase and sell futures contracts and related options to the extent that total initial margin and premiums on the contracts do not exceed 5% of its total assets."

                                                                       EXHIBIT 6

             CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT
                          TO INVESTMENTS IN REAL ESTATE

Series of Columbia Funds Trust IX
Columbia High Yield Municipal Fund

            The Fund may not "purchase or sell real estate (other than Municipal Securities or money market securities secured by real estate or interests therein or such securities issued by companies which invest in real estate or interests therein)."

Series of Columbia Funds Trust III
Columbia Global Equity Fund

            The Fund may not "[p]urchase or sell real estate or interests in real estate limited partnerships (other than securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities and to enter into futures and options transactions in accordance with its investment policies)."

Series of Columbia Funds Trust V
Columbia U.S. Treasury Index Fund

            The Fund may not "[p]urchase or sell real estate or real estate limited partnerships interests, or invest in oil, gas or mineral leases, or mineral exploration or development programs, except that the Fund may invest in securities secured by real estate, mortgages or interests therein and may purchase securities issued by companies that invest or deal in any of the above."

Series of Columbia Funds Trust III
Columbia Quality Plus Bond Fund

Series of Columbia Funds Trust V
Columbia Intermediate Tax-Exempt Bond Fund
Columbia Massachusetts Intermediate Municipal Bond Fund
Columbia Connecticut Intermediate Municipal Bond Fund
Columbia New Jersey Intermediate Municipal Bond Fund
Columbia New York Intermediate Municipal Bond Fund
Columbia Rhode Island Intermediate Municipal Bond Fund

Series of Columbia Funds Trust XI
Columbia Asset Allocation Fund
Columbia Dividend Income Fund
Columbia Large Cap Core Fund
Columbia Large Cap Growth Fund
Columbia Disciplined Value Fund
Columbia Small Cap Fund

Columbia Small Company Equity Fund

            The Fund may not "[p]urchase or sell real estate, except that the Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate."

Series of Columbia Funds Trust VIII
Columbia Income Fund
Columbia Intermediate Bond Fund

            The Fund may not "purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein)."

Series of Columbia Funds Trust I
Columbia High Yield Opportunity Fund
Columbia Strategic Income Fund
Columbia Tax-Managed Growth Fund

Series of Columbia Funds Trust III
Columbia Liberty Fund
Columbia Federal Securities Fund

Series of Columbia Funds Trust IV
Columbia Tax-Exempt Fund
Columbia Tax-Exempt Insured Fund
Columbia Utilities Fund

Series of Columbia Funds Trust V
Columbia California Tax-Exempt Fund
Columbia Connecticut Tax-Exempt Fund
Columbia Massachusetts Tax-Exempt Fund
Columbia New York Tax-Exempt Fund

Series of Columbia Funds Trust VI
Columbia Small Cap Value Fund

            The Fund may "[o]nly own real estate acquired as the result of owning securities and not more than 5% of total assets."

Series of Columbia Funds Trust XI
Columbia Young Investor Fund
Columbia Growth Stock Fund

            The Fund may not "purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein), commodities, or commodity contracts, [(]except that it may enter into (a) futures and options on futures and (b) forward contracts.[)]"

Series of Columbia Funds Trust IV
Columbia Tax-Exempt Fund
Columbia Tax-Exempt Insured Fund

            The Fund may "[i]nvest up to 5% of its net assets in real estate as a result of owning securities (i.e., foreclosing and collateral)."

                                                                       EXHIBIT 7

             CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT
                          TO UNDERWRITING OF SECURITIES

Series of Columbia Funds Trust III
Columbia Quality Plus Bond Fund

Series of Columbia Funds Trust V
Columbia Intermediate Tax-Exempt Bond Fund
Columbia Massachusetts Intermediate Municipal Bond Fund
Columbia Connecticut Intermediate Municipal Bond Fund
Columbia New Jersey Intermediate Municipal Bond Fund
Columbia New York Intermediate Municipal Bond Fund
Columbia Rhode Island Intermediate Municipal Bond Fund

Series of Columbia Funds Trust XI
Columbia Asset Allocation Fund
Columbia Dividend Income Fund
Columbia Large Cap Core Fund
Columbia Large Cap Growth Fund
Columbia Disciplined Value Fund
Columbia Small Cap Fund
Columbia Small Company Equity Fund

            The Fund may not "[u]nderwrite securities of other issuers, except insofar as the Fund technically may be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities."

Series of Columbia Funds Trust VIII
Columbia Income Fund
Columbia Intermediate Bond Fund

Series of Columbia Funds Trust XI
Columbia Young Investor Fund
Columbia Growth Stock Fund

            The Fund may not "act as an underwriter of securities, except insofar as it may be deemed to be an "underwriter" for purposes of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund."

Series of Columbia Funds Trust IX
Columbia High Yield Municipal Fund

            The Fund may not "act as an underwriter of securities, except that [it][the Fund] may participate as part of a group in bidding, or bid alone, for the purchase of Municipal Securities directly from an issuer for its own portfolio."

Series of Columbia Funds Trust I
Columbia High Yield Opportunity Fund
Columbia Strategic Income Fund
Columbia Tax-Managed Growth Fund

Series of Columbia Funds Trust III
Columbia Liberty Fund
Columbia Federal Securities Fund

Series of Columbia Funds Trust IV
Columbia Tax-Exempt Fund
Columbia Tax-Exempt Insured Fund
Columbia Utilities Fund

Series of Columbia Funds Trust V
Columbia California Tax-Exempt Fund
Columbia Connecticut Tax-Exempt Fund
Columbia Massachusetts Tax-Exempt Fund
Columbia New York Tax-Exempt Fund

Series of Columbia Funds Trust VI
Columbia Small Cap Value Fund

            The Fund may "[u]nderwrite securities issued by others [only][except] when disposing of portfolio securities."

Series of Columbia Funds Trust V
Columbia U.S. Treasury Index Fund

            The Fund may not "[u]nderwrite any issue of securities except to the extent that the sale of portfolio securities in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting."

Series of Columbia Funds Trust III
Columbia Global Equity Fund

            The Fund may not "[u]nderwrite securities issued by other persons, except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933 in selling a security and except that the Fund may invest all or substantially all of its assets in another registered investment company having substantially the same investment objective as the Fund."

                                                                       EXHIBIT 8

             CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT
                       TO PURCHASING SECURITIES ON MARGIN

Series of Columbia Funds Trust III
Columbia Liberty Fund
Columbia Federal Securities Fund

Series of Columbia Funds Trust IV
Columbia Tax-Exempt Fund
Columbia Tax-Exempt Insured Fund
Columbia Utilities Fund

Series of Columbia Funds Trust V
Columbia California Tax-Exempt Fund
Columbia Connecticut Tax-Exempt Fund
Columbia Massachusetts Tax-Exempt Fund
Columbia New York Tax-Exempt Fund

            The Fund may "[p]urchase and sell futures contracts and related options so long as the total initial margin and premiums [on the contracts] do not exceed 5% of [its] total assets."

Series of Columbia Funds Trust III
Columbia Global Equity Fund

            The Fund may not "[p]urchase any security on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities (this restriction does not apply to securities purchased on a when-issued basis or to margin deposits in connection with futures and options transactions)."

Series of Columbia Funds Trust V
Columbia U.S. Treasury Index Fund

            The Fund may not "[p]urchase securities on margin, except that a Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts or related options will not be deemed to be a purchase of securities on margin by the Fund."

                                                                       EXHIBIT 9

           CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO
                INVESTING FOR THE PURPOSE OF EXERCISING CONTROL

Series of Columbia Funds Trust V
Columbia U.S. Treasury Index Fund

            The Fund may not "[p]urchase more than 10% of the voting securities of any one issuer, more than 10% of the securities of any class of any one issuer or more than 10% of the outstanding debt securities of any one issuer; provided that this limitation shall not apply to investments in U.S. Government securities."

Series of Columbia Funds Trust VIII
Columbia Income Fund
Columbia Intermediate Bond Fund

            The Fund may not "invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund."

Series of Columbia Funds Trust III
Columbia Global Equity Fund

            The Fund may not "[p]urchase the securities of any one issuer (except securities issued or guaranteed by the U.S. government and its agencies or instrumentalities, as to which there are no percentage limits or restrictions) if immediately after and as a result of such purchase (a) more than 5% of the value of its assets would be invested in that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer and except that the Fund may invest all or substantially all of its assets in another registered investment company having substantially the same investment objective as the Fund."

Series of Columbia Funds Trust V
Columbia U.S. Treasury Index Fund

            The Fund may not "[i]nvest in companies for the purpose of exercising control or management."

Series of Columbia Funds Trust XI
Columbia Young Investor Fund
Columbia Growth Stock Fund

            The Fund may not "acquire more than 10%, taken at the time of a particular purchase, of the outstanding voting securities of any one issuer, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund."

                                                                      EXHIBIT 10

           CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO
                    CONCENTRATING INVESTMENTS IN AN INDUSTRY

Series of Columbia Funds Trust III
Columbia Quality Plus Bond Fund

Series of Columbia Funds Trust XI
Columbia Asset Allocation Fund
Columbia Dividend Income Fund
Columbia Large Cap Core Fund
Columbia Large Cap Growth Fund
Columbia Disciplined Value Fund
Columbia Small Cap Fund
Columbia Small Company Equity Fund

            The Fund may not "[c]oncentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities)."

Series of Columbia Funds Trust IX
Columbia High Yield Municipal Fund

            The Fund may not "invest more than 25% of its total assets (taken at market value at the time of each investment) in securities of non-governmental issuers whose principal business activities are in the same industry, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund."

Series of Columbia Funds Trust V
Columbia Connecticut Intermediate Municipal Bond Fund
Columbia New Jersey Intermediate Municipal Bond Fund
Columbia New York Intermediate Municipal Bond Fund
Columbia Rhode Island Intermediate Municipal Bond Fund
Columbia Massachusetts Intermediate Municipal Bond Fund
Columbia Intermediate Tax-Exempt Bond Fund

            The Fund may not "[c]oncentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry (other than (a) securities issued or guaranteed by the U.S. Government, any state, territory or possession of the U.S. Government, the District of Columbia, or any of their authorities, agencies, instrumentalities or political subdivisions, and (b) with respect to the Florida Fund, investment of all the investable assets of the fund in a Qualifying Portfolio (i.e., a diversified, open-end management investment company having the same investment goal and policies and substantially the same investment restrictions as those applicable to the Fund))."

Series of Columbia Funds Trust III
Columbia Global Equity Fund

            The Fund may not "[i]nvest more than 25% of its total assets in the securities of issuers whose principal business activities are in the same industry (excluding obligations of the U.S. government and repurchase agreements collateralized by obligations of the U.S. government), except that the Fund may invest without limit (but may not invest less than 25% of its total assets) in the securities of companies in the public utilities industry and except that the Fund may invest all or substantially all of its assets in another registered investment company having substantially the same investment objective as the Fund."

Series of Columbia Funds Trust VIII
Columbia Income Fund
Columbia Intermediate Bond Fund

            The Fund may not "invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of each investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to (i) repurchase agreements, or (ii) securities of issuers in the financial services industry, and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund."

Series of Columbia Funds Trust I
Columbia High Yield Opportunity Fund
Columbia Strategic Income Fund
Columbia Tax-Managed Growth Fund

Series of Columbia Funds Trust III
Columbia Liberty Fund
Columbia Federal Securities Fund

Series of Columbia Funds Trust IV
Columbia Tax-Exempt Fund
Columbia Tax-Exempt Insured Fund

Series of Columbia Funds Trust VI
Columbia Small Cap Value Fund

            The Fund may "[n]ot concentrate more than 25% of its total assets in any one industry or with respect to 75% of total assets purchase any security (other than obligations of the U.S. government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer, or purchase the voting securities of an issuer if, as a result of [such] purchase[s], the Fund would own more than 10% of the outstanding voting shares of such issuer."

Series of Columbia Funds Trust V
Columbia U.S. Treasury Index Fund

            The Fund may not "[p]urchase any securities that would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry, provided that there shall be no limit on the purchase of U.S. Government securities."

Series of Columbia Funds Trust V
Columbia California Tax-Exempt Fund
Columbia Connecticut Tax-Exempt Fund
Columbia Massachusetts Tax-Exempt Fund
Columbia New York Tax-Exempt Fund

            The Fund may "[n]ot concentrate more than 25% of its total assets in any one industry."

Series of Columbia Funds Trust IV
Columbia Utilities Fund

            The Fund may not "[c]oncentrate more than 25% of its total assets in any single industry."

Series of Columbia Funds Trust XI
Columbia Young Investor Fund
Columbia Growth Stock Fund

            The Fund may not "invest in a security if more than 25% of its total assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund."

                                                                      EXHIBIT 11

                      AGREEMENT AND PLAN OF REORGANIZATION

      THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of ___________, 2005, is by and among __________________ (the "Acquired Trust"), a Massachusetts business trust, on behalf of _______________ (the "Acquired Fund"); ______________ (the "Acquiring Trust"), a Massachusetts business trust on behalf of ___________________ (the "Acquiring Fund"); and Columbia Management Advisors, Inc. ("Columbia").

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Sections 361(a) and Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision. The reorganization will consist of the transfer of all of the assets of the Acquired Fund attributable to each class of its shares in exchange for shares of the same class of shares of the Acquiring Fund (the "Acquisition Shares"), and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund and the distribution of the Acquisition Shares to the relevant shareholders of the Acquired Fund in liquidation of the Acquired Fund, all upon the terms and conditions set forth in this Agreement.

      In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUISITION SHARES AND LIQUIDATION OF ACQUIRED FUND.

      1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

            (a) The Acquired Fund will transfer and deliver to the Acquiring Fund, and the Acquiring Fund will acquire, all the assets of the Acquired Fund as set forth in paragraph 1.2;

            (b) The Acquiring Fund will assume all of the Acquired Fund's liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise, in existence on the Closing Date (as defined in paragraph 1.2 hereof) (the "Obligations"); and

            (c) The Acquiring Fund will issue and deliver to the Acquired Fund in exchange for the net assets attributable to each class of its shares the number of Acquisition Shares of the corresponding class (including fractional shares, if any) determined by dividing the value of such net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquisition Share of the applicable class computed in the manner and as of the time and date set forth in paragraph 2.2. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

      1.2. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets which are owned by the Acquired Fund on the closing date provided in paragraph 3.1 (the "Closing Date") and any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date. The Acquiring Fund agrees that all rights to indemnification and all limitations of liability existing in favor of the Acquired Fund's current and former Trustees and officers, acting in their capacities as such, under the Acquired Fund's organizational documents as in effect as of the date of this Agreement shall survive the reorganization as obligations of the Acquiring Fund and shall continue in full force and effect, without any amendment thereto, and shall constitute rights which may be asserted against the Acquiring Fund, its successors or assigns.

      1.3. As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata to shareholders of record of each class of shares, determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Acquisition Shares of the relevant class received by the Acquired Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquisition Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund shareholders and representing the respective pro rata number of Acquisition Shares due such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing Acquisition Shares in connection with such exchange.

      1.4. With respect to Acquisition Shares distributable pursuant to paragraph 1.3 to an Acquired Fund shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Acquired Fund will not permit such shareholder to receive Acquisition Share certificates therefor, exchange such Acquisition Shares for shares of other investment companies, effect an account transfer of such Acquisition Shares, or pledge or redeem such Acquisition Shares until such Acquired Fund shareholder has surrendered all his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

      1.5. If applicable, as soon as practicable after the Closing Date, the Acquired Trust shall file an application pursuant to Section 8(f) of the Investment Company Act of 1940, as amended (the "1940 Act"), for an order declaring that it has ceased to be an investment company and, upon receipt of such order, shall make all filings and take all other steps as shall be necessary and proper to effect its complete termination under Massachusetts law. After the Closing Date, the Acquired Fund shall not conduct any business except in connection with its liquidation, deregistration (if applicable), and termination.

2.    VALUATION.

      2.1. For the purpose of paragraph 1, the value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the "Valuation Date") using the valuation procedures set forth in the organizational documents of the Acquiring Fund and the then current prospectus or prospectuses or statement or statements of additional information of the Acquiring Fund (collectively, as amended or supplemented from time to time, the "Acquiring Fund Prospectus") for determining net asset value, [after deduction for the expenses of the reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9.2, and shall be certified by the Acquired Fund.]

      2.2. For the purpose of paragraph 2.1, the net asset value of an Acquisition Share of each class shall be the net asset value per share computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the organizational documents of the Acquiring Fund and the Acquiring Fund Prospectus.

3.    CLOSING AND CLOSING DATE.

      3.1. The Closing Date shall be on ______________, 2005, or on such other date as the parties may agree. The Closing shall be held at ____________ p.m. at Columbia's offices, One Financial Center, Boston, Massachusetts 02111, or at such other time and/or place as the parties may agree.

      3.2. The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to the custodian for the Acquiring Fund (the "Custodian"), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Fund's cash shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the 1940 Act and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of "[Name of Custodian], custodian for [Name of Acquiring Fund]."

      3.3. In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Date, this Agreement may be terminated by either the Acquired Fund or the Acquiring Fund upon the giving of written notice to the other party.

      3.4. At the Closing, the Acquired Fund or its transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund shareholders and the number of outstanding shares of each class of the Acquired Fund owned by each Acquired Fund shareholder, all as of the close of business on the Valuation Date, certified by any Vice President, Secretary or Assistant Secretary of the Acquired Fund. The Trust will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that the Acquisition Shares issuable pursuant to paragraph 1.1 have been credited to the Acquired Fund's account on the books of the Acquiring Fund. On the Liquidation Date, the Acquiring Fund will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that such Acquisition Shares have been credited pro rata to open accounts in the names of the Acquired Fund shareholders as provided in paragraph 1.3.

      3.5. At the Closing, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by paragraph 1.

4.    REPRESENTATIONS AND WARRANTIES.

      4.1. The Acquired Fund represents and warrants the following to the Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

            (a) The Acquired Fund is a series of the Acquired Trust that is duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts;

            (b) The Acquired Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Acquired Trust and the 1940 Act;

            (c) The Acquired Fund is not in violation in any material respect of any provision of its organizational documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

            (d) The Acquired Fund has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) which if terminated may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Fund;

            (e) To the knowledge of the Acquired Fund, except as has been disclosed in writing to the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquired Fund, any of its properties or assets, or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

            (f) The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments of the Acquired Fund, as of and for its most recently completed fiscal year, audited by PricewaterhouseCoopers LLP (and, if applicable, an unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments for any subsequent semiannual period following the most recently completed fiscal year), copies of which have been furnished to the Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since the date of the Acquired Fund's most recently completed fiscal year;

            (g) Since the date of the Acquired Fund's most recently completed fiscal year, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

            (h) As of the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on such returns and reports or on any assessment received shall have been paid, or provisions shall have been made for the payment thereof. All of the Acquired Fund's tax liabilities will have been adequately provided for on its books. To the best of the Acquired Fund's knowledge, it will not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid;

            (i) The Acquired Fund meets the requirements of subchapter M of the Code for treatment as a "regulated investment company" within the meaning of Section 851 of the Code, and will continue meeting such requirements at all times through the Closing Date. The Acquired Fund has not at any time since its inception been liable for nor is now liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquired Fund has duly filed all federal, state, local and foreign tax returns which are required to have been filed, and all taxes of the Acquired Fund which are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

            (j) Exhibit A attached hereto sets forth the authorized capital of the Acquired Fund. All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquired Fund's then current prospectus or prospectuses or statement or statements of additional information (collectively, as amended or supplemented from time to time, the "Acquired Fund Prospectus")) by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. Except as set forth on Exhibit A attached hereto, no options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of common stock of the Acquired Fund are outstanding and none will be outstanding on the Closing Date;

            (k) The Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Fund Prospectus, except as previously disclosed in writing to the Acquiring Fund;

            (l) The execution, delivery and performance of this Agreement has been duly authorized by the Trustees of the Acquired Fund, and, upon approval thereof by the required majority of the shareholders of the Acquired Fund, this Agreement will constitute the valid and binding obligation of the Acquired Fund enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

            (m) The Acquisition Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund shareholders as provided in paragraph 1.3;

            (n) The information provided by the Acquired Fund for use in the Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations as applicable thereto;

            (o) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state securities or "Blue Sky" laws (which terms used herein shall include the laws of the District of Columbia and of Puerto Rico);

            (p) At the Closing Date, the Acquired Fund will have good and marketable title to its assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to the Acquiring

                  Fund. As used in this Agreement, the term "Investments" shall mean the Acquired Fund's investments shown on the schedule of its investments as of the date of its most recently completed fiscal year, referred to in subparagraph 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date;

            (q) [For Acquiring Funds that are "diversified" under Section 5(b)(i) of the 1940 Act only] [At the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain a "diversified company" within the meaning of Section 5(b)(1) of the 1940 Act and in compliance with such other mandatory investment restrictions as are set forth in the Acquiring Fund Prospectus, as amended through the Closing Date;] and

            (r) No registration of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to the Acquiring Fund.

      4.2. The Acquiring Fund represents and warrants the following to the Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

            (a) The Acquiring Fund is a series of the Acquiring Trust that is duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts;

            (b) The Acquiring Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Acquiring Trust and the 1940 Act;

            (c) At the Closing Date, the Acquiring Fund Prospectus will conform in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the Securities and Exchange Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there will be no material contracts to which the Acquiring Fund is a party that are not referred to in such Prospectus or in the registration statement of which it is a part;

            (d) At the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

            (e) The Acquiring Fund is not in violation in any material respect of any provisions of its organizational documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

            (f) To the knowledge of such counsel, except as has been disclosed in writing to the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund, any of its properties or assets, or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

            (g)   Reserved;

            (h)   Reserved;

            (i) As of the Closing Date, the Acquiring Fund shall have not been required by law to have filed any federal or other tax returns or reports. All of the Acquiring Fund's tax liabilities, if any, will have been adequately provided for on its books. To the best of the Acquiring Fund's knowledge, it will not have not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid;

            (j) The Acquiring Fund was established by the Trustees of the Acquiring Trust in order to effect the transactions described in this Agreement. It has not yet filed its first federal income tax return and, thus, has not yet elected to be treated as a "regulated investment company" for federal income tax purposes. However, upon filing its first income tax return at the completion of its first taxable year, the Acquiring Fund will elect to be a "regulated investment company" and until such time will take all steps necessary to ensure that it qualifies for taxation as a "regulated investment company" under Sections 851 and 852 of the Code.

            (k) The Acquiring Fund has no shares of beneficial interest issued and outstanding;

            (l)   Reserved;

            (m) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes the valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

            (n) The Acquisition Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued shares in the Acquiring Fund, and will be fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof;

            (o) The information to be furnished by the Acquiring Fund for use in the Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto; and

            (p) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state securities or "Blue Sky" laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

5.    COVENANTS OF THE ACQUIRED FUND AND THE ACQUIRING FUND.

      The Acquired Fund and the Acquiring Fund each hereby covenants and agrees with the other as follows:

      5.1. Each of the Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

      5.2. The Acquired Fund will call a meeting of its shareholders to be held prior to the Closing Date to elect the Board of Trustees of the Acquired Fund and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

      5.3. In connection with the Acquired Fund shareholders' meeting referred to in paragraph 5.2, the Acquired Fund will prepare a Proxy Statement for such meeting, to be distributed to the Acquired Fund shareholders pursuant hereto, all in compliance with the applicable requirements of the 1934 Act and the 1940 Act.

      5.4. The information to be furnished by the Acquired Fund and the Acquiring Fund for use in the Proxy Statement, as referred to in paragraph 5.3, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

      5.5. The Acquiring Fund will advise the Acquired Fund promptly if at any time prior to the Closing Date the assets of the Acquired Fund include any securities which the Acquiring Fund is not permitted to acquire.

      5.6. Subject to the provisions of this Agreement, the Acquired Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party's obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

      5.7. The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or "Blue Sky" laws as it may deem appropriate in order to continue its operations after the Closing Date.

6.    CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

      The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

      6.1. The Acquiring Fund shall have delivered to the Acquired Fund, a certificate executed in its name by its President or a Vice President and its Treasurer or an Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquiring Fund has complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

      6.2. The Acquired Fund shall have received a favorable opinion of Ropes & Gray LLP dated the Closing Date and, in a form satisfactory to the Acquiring Fund, to the following effect:

            (a) The Acquiring Trust is duly organized and validly existing under the laws of The Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted;

            (b) This Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Fund and, assuming the Proxy Statement referred to in paragraph 5.3 complies with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquired Fund is the valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

            (c) The Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and upon consummation of the transactions contemplated hereby the Acquiring Fund will have duly assumed such liabilities;

            (d) The Acquisition Shares to be issued for transfer to the Acquired Fund shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable shares in the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;

            (e) The execution and delivery of this Agreement did not, and the performance by the Acquiring Fund of its obligations hereunder will not, violate the Acquiring Fund's organizational documents, or any provision of any agreement known to such counsel to which the Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquiring Fund is a party or by which it is bound;

            (f) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or "Blue Sky" laws or such as have been obtained;

            (g) Such counsel does not know of any legal or governmental proceedings relating to the Acquiring Fund existing on or before the date of mailing of the Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Proxy Statement which are not described as required;

            (h) The Acquiring Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

            (i) To the knowledge of such counsel, except as has been disclosed in writing to the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund or any of its properties or assets or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transaction contemplated hereby.

7.    CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

      The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

      7.1. The Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in its name by its President or a Vice President and its Treasurer or an Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquired Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date;

      7.2. The Acquiring Fund shall have received a favorable opinion of Ropes & Gray LLP, dated the Closing Date and in a form satisfactory to the Acquiring Fund, to the following effect:

            (a) The Acquired Trust is duly organized and validly existing under the laws of The Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted;

            (b) This Agreement has been duly authorized, executed and delivered on behalf of the Acquired Fund and, assuming the Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and, assuming the due authorization, execution and delivery of this Agreement by the Acquiring Fund, is the valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

            (c) The Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the Acquired Fund will have duly transferred such assets to the Acquiring Fund;

            (d) The execution and delivery of this Agreement did not, and the performance by the Acquired Fund of its respective obligations hereunder will not, violate the Acquired Fund's organizational documents or any provision of any agreement known to such counsel to which the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquired Fund is a party or by which it is bound;

            (e) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained;

            (f) Such counsel does not know of any legal or governmental proceedings relating to the Acquired Fund existing on or before the date of mailing of the Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement which are not described as required;

            (g) The Acquired Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

            (h) To the knowledge of such counsel, except as has been disclosed in writing to the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquired Fund or any of its properties or assets or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transaction contemplated thereby.

      7.3.  Reserved.

      7.4. The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer of the Acquired Fund, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

      7.5. The custodian of the Acquired Fund shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Valuation Date.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING FUND AND THE ACQUIRED FUND.

      The respective obligations of the Acquired Fund and the Acquiring Fund hereunder are each subject to the further conditions that on or before the Closing Date:

      8.1. Shareholders of the Acquired Fund shall have elected the nominees for Trustees of the Acquired Fund, set forth in the Proxy Statement.

      8.2. On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby.

      8.3. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state "Blue Sky" and securities authorities) deemed necessary by the Acquired Fund or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquired Fund or the Acquiring Fund.

      8.4.  Reserved.

      8.5. The Acquired Fund shall have received a favorable opinion of Ropes & Gray LLP satisfactory to the Acquired Fund, and the Acquiring Fund shall have received a favorable opinion of Ropes & Gray LLP satisfactory to the Acquiring Fund, each substantially to the effect that, for federal income tax purposes:

            (a) The transactions contemplated by this Agreement will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

            (b) No gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its assets to the Acquiring Fund in exchange for the Acquisition Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund or (ii) upon the distribution of the

                  Acquisition Shares by the Acquired Fund to its shareholders in liquidation, as contemplated in paragraph 1 hereof;

            (c) No gain or loss will be recognized by the Acquiring Fund upon receipt of the assets of the Acquired Fund in exchange for the assumption of liabilities and obligations and issuance of the Acquisition Shares as contemplated in paragraph 1 hereof;

            (d) The tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the transfer, and the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund;

            (e) The holding periods of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund;

            (f) No gain or loss will be recognized by the Acquired Fund shareholders upon the exchange of all of their Acquired Fund shares for the Acquisition Shares;

            (g) The aggregate tax basis of the Acquisition Shares to be received by each shareholder of the Acquired Fund will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor;

            (h) An Acquired Fund shareholder's holding period for the Acquisition Shares to be received will include the period during which the Acquired Fund shares exchanged therefor were held, provided that the shareholder held the Acquired Fund shares as a capital asset on the date of the exchange; and

            (i) The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

            The opinion will be based on certain factual certifications made by officers of the Acquired Fund and the Acquiring Fund and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the relevant Acquisition will be as described above.

            Ropes & Gray LLP will express no view with respect to the effect of the Acquisition on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles.

      8.6. At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived jointly by the Board of each of the Acquired Fund and the Acquiring Fund, if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund or the Acquiring Fund.

9.    BROKERAGE FEES AND EXPENSES.

      9.1. The Acquired Fund and the Acquiring Fund each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

      9.2. All fees paid to governmental authorities for the registration or qualification of the Acquisition Shares and all transfer agency costs related to the Acquisition Shares shall be allocated to the Acquiring Fund. All other fees and expenses including without limitation, fees and expenses related to printing, mailing, solicitation of proxies and tabulation of votes of Acquired Fund shareholders shall be allocated to the Acquired Fund.

            Accounting, legal and custodial expenses contemplated by this Agreement shall be allocated to Columbia.

10.   ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

      10.1. The Acquired Fund and the Acquiring Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

      10.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.3, 1.5, 5.4, 9, 10, 13 and 14.

11.   TERMINATION.

      11.1. This Agreement may be terminated by the mutual agreement of the Acquired Fund and the Acquiring Fund. In addition, either the Acquired Fund or the Acquiring Fund may at its option terminate this Agreement at or prior to the Closing Date because:

            (a) Of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

            (b) A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or

            (c) Any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this Section 11.1(c) shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied.

                  If the transactions contemplated by this Agreement have not been substantially completed by December 31, 2007, this Agreement shall automatically terminate on that date unless a later date is agreed to by both the Acquired Fund and the Acquiring Fund.

      11.2. If for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation consequential damages.

12.   AMENDMENTS.

      This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund and the Acquiring Fund; provided, however, that following the shareholders' meeting called by the Acquired Fund pursuant to paragraph 5.2 no such amendment may have the effect of changing the provisions for determining the number of the Acquisition Shares to be issued to shareholders of the Acquired Fund under this Agreement to the detriment of such shareholders without their further approval.

13.   NOTICES.

      Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquired Fund or the Acquiring Fund, One Financial Center, Boston, Massachusetts 02111, Attention: Secretary.

14.   HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON- RECOURSE.

      14.1. The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

      14.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

      14.3. This Agreement shall be governed by and construed in accordance with the domestic substantive laws of The Commonwealth of Massachusetts, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

      14.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

      14.5. A copy of the Declaration of Trust of the Acquiring Trust and the Acquired Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, agent or employee of such fund shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and properties of the such trust.

                [THE REST OF THIS PAGE INTENTIONALLY LEFT BLANK.]

      IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President, a Vice President or Treasurer and its corporate seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

                           [Name of Acquired Fund]

                           By: ____________________________________
                           Name: __________________________________
                           Title: _________________________________

                           [Name of Acquiring Fund]

                           By: ____________________________________
                           Name: __________________________________
                           Title: _________________________________

                           Solely for purposes of Paragraph 9.2 of the Agreement

                           COLUMBIA MANAGEMENT ADVISORS, INC.

                           By: ____________________________________
                           Name: __________________________________
                           Title: _________________________________

                                    EXHIBIT A

          ACQUIRED FUND                  AUTHORIZED CAPITAL
-------------------------------    -------------------------------
_______________________________    _______________________________
_______________________________    _______________________________

* Converts to Class A shares after the expiration of a period of time.

COLUMBIA MANAGEMENT.                                               FORM OF PROXY
                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 16, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Christopher L. Wilson, J. Kevin Connaughton, Michael G. Clarke, Vincent P. Pietropaolo and Michelle H. Rhee, and each of them, with full power of substitution to each, to vote all shares at the Special Meeting of Shareholders to be held at One Financial Center, Boston, Massachusetts, on September 9, 2005 at 2:00 p.m. Boston Time and at any and all adjournments, as specified herein and in accordance with their best judgment, on any other business that may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE VOTED FOR THE PROPOSAL LISTED BELOW. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

                            VOTE VIA THE INTERNET: HHTPS://VOTE.PROXY-DIRECT.COM VOTE VIA THE TELEPHONE: 1-866-241-6192

                            NOTE: Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator , trustee pr guardian, please give full time as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, pleaes sign in partnership name by authorized person.

                                             ___________________________________
                                             Shareholder sign here
                                             ___________________________________
                                             Co-owner sign here
                                             ___________________________________
                                             Date                      ORE_15350

FUNDS                       FUNDS                     FUNDS
-----                       -----                     -----
Fundnames Drop In           Fundnames Drop In         Fundnames Drop In

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  EXAMPLE:[ ]

[ ] To Vote FOR All Funds on ALL Proposals mark this box. No other vote is necessary.

1.  TO ELECT TRUSTEES:

                                                                                  FOR ALL   WITHHOLD   FOR ALL
                                                                                           AUTHORITY   EXCEPT
                                                                                            FOR ALL
01.  Janet Langford Kelly   02.  Ann-Lee Verville       03.  Douglas A. Hacker
04.  Richard W. Lowry       05.  William E. Mayer       06.  Charles R. Nelson      [ ]       [ ]         [ ]
07.  John J. Neuhauser      08.  Patrick J. Simpson     09.  Thomas E. Stitzel
10.  Thomas C. Theobald     11.  Richard L. Woolworth

To withhold authority to vote for one or more of the nominees, write the corresponding number(s) of the nominee(s) on the line below.

2.a. TO APPROVE AN AMENDMENT TO CERTAIN FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO BORROWING MONEY, PLEDGING ASSETS AND ISSUING SENIOR SECURITIES.

                  FOR  AGAINST  ABSTAIN                    FOR  AGAINST  ABSTAIN                    FOR  AGAINST  ABSTAIN
Fundname Drop In  [ ]    [ ]      [ ]    Fundname Drop In  [ ]    [ ]      [ ]    Fundname Drop In  [ ]    [ ]      [ ]
Fundname Drop In  [ ]    [ ]      [ ]    Fundname Drop In  [ ]    [ ]      [ ]    Fundname Drop In  [ ]    [ ]      [ ]
Fundname Drop In  [ ]    [ ]      [ ]    Fundname Drop In  [ ]    [ ]      [ ]    Fundname Drop In  [ ]    [ ]      [ ]

2.b. TO APPROVE AN AMENDMENT TO CERTAIN FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO MAKING LOANS

                  FOR  AGAINST  ABSTAIN                    FOR  AGAINST  ABSTAIN                    FOR  AGAINST  ABSTAIN
Fundname Drop In  [ ]    [ ]      [ ]    Fundname Drop In  [ ]    [ ]      [ ]    Fundname Drop In  [ ]    [ ]      [ ]
Fundname Drop In  [ ]    [ ]      [ ]    Fundname Drop In  [ ]    [ ]      [ ]    Fundname Drop In  [ ]    [ ]      [ ]
Fundname Drop In  [ ]    [ ]      [ ]    Fundname Drop In  [ ]    [ ]      [ ]    Fundname Drop In  [ ]    [ ]      [ ]

2.c. TO APPROVE AN AMENDMENT TO CERTAIN FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO DIVERSIFICATION OF INVESTMENTS

                  FOR  AGAINST  ABSTAIN                    FOR  AGAINST  ABSTAIN                    FOR  AGAINST  ABSTAIN
Fundname Drop In  [ ]    [ ]      [ ]    Fundname Drop In  [ ]    [ ]      [ ]    Fundname Drop In  [ ]    [ ]      [ ]
Fundname Drop In  [ ]    [ ]      [ ]    Fundname Drop In  [ ]    [ ]      [ ]    Fundname Drop In  [ ]    [ ]      [ ]
Fundname Drop In  [ ]    [ ]      [ ]    Fundname Drop In  [ ]    [ ]      [ ]    Fundname Drop In  [ ]    [ ]      [ ]

2.d. TO APPROVE AN AMENDMENT TO CERTAIN FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO INVESTMENTS IN COMMODITIES

                  FOR  AGAINST  ABSTAIN                    FOR  AGAINST  ABSTAIN                    FOR  AGAINST  ABSTAIN
Fundname Drop In  [ ]    [ ]      [ ]    Fundname Drop In  [ ]    [ ]      [ ]    Fundname Drop In  [ ]    [ ]      [ ]
Fundname Drop In  [ ]    [ ]      [ ]    Fundname Drop In  [ ]    [ ]      [ ]    Fundname Drop In  [ ]    [ ]      [ ]
Fundname Drop In  [ ]    [ ]      [ ]    Fundname Drop In  [ ]    [ ]      [ ]    Fundname Drop In  [ ]    [ ]      [ ]


2.e. TO APPROVE AN AMENDMENT TO CERTAIN FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO INVESTMENTS IN REAL ESTATE

                  FOR  AGAINST  ABSTAIN                    FOR  AGAINST  ABSTAIN                    FOR  AGAINST  ABSTAIN
Fundname Drop In  [ ]    [ ]      [ ]    Fundname Drop In  [ ]    [ ]      [ ]    Fundname Drop In  [ ]    [ ]      [ ]
Fundname Drop In  [ ]    [ ]      [ ]    Fundname Drop In  [ ]    [ ]      [ ]    Fundname Drop In  [ ]    [ ]      [ ]
Fundname Drop In  [ ]    [ ]      [ ]    Fundname Drop In  [ ]    [ ]      [ ]    Fundname Drop In  [ ]    [ ]      [ ]

2.f. TO APPROVE AN AMENDMENT TO CERTAIN FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO UNDERWRITING OF SECURITIES

                  FOR  AGAINST  ABSTAIN                    FOR  AGAINST  ABSTAIN                    FOR  AGAINST  ABSTAIN
Fundname Drop In  [ ]    [ ]      [ ]    Fundname Drop In  [ ]    [ ]      [ ]    Fundname Drop In  [ ]    [ ]      [ ]
Fundname Drop In  [ ]    [ ]      [ ]    Fundname Drop In  [ ]    [ ]      [ ]    Fundname Drop In  [ ]    [ ]      [ ]
Fundname Drop In  [ ]    [ ]      [ ]    Fundname Drop In  [ ]    [ ]      [ ]    Fundname Drop In  [ ]    [ ]      [ ]

2.g. TO APPROVE THE ELIMINATION OF CERTAIN FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO PURCHASING SECURITIES ON MARGIN

                  FOR  AGAINST  ABSTAIN                    FOR  AGAINST  ABSTAIN                    FOR  AGAINST  ABSTAIN
Fundname Drop In  [ ]    [ ]      [ ]    Fundname Drop In  [ ]    [ ]      [ ]    Fundname Drop In  [ ]    [ ]      [ ]
Fundname Drop In  [ ]    [ ]      [ ]    Fundname Drop In  [ ]    [ ]      [ ]    Fundname Drop In  [ ]    [ ]      [ ]
Fundname Drop In  [ ]    [ ]      [ ]    Fundname Drop In  [ ]    [ ]      [ ]    Fundname Drop In  [ ]    [ ]      [ ]

2.h. TO APPROVE THE ELIMINATION OF CERTAIN FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO INVESTING FOR THE PURPOSE OF EXERCISING CONTROL

                  FOR  AGAINST  ABSTAIN                    FOR  AGAINST  ABSTAIN                    FOR  AGAINST  ABSTAIN
Fundname Drop In  [ ]    [ ]      [ ]    Fundname Drop In  [ ]    [ ]      [ ]    Fundname Drop In  [ ]    [ ]      [ ]
Fundname Drop In  [ ]    [ ]      [ ]    Fundname Drop In  [ ]    [ ]      [ ]    Fundname Drop In  [ ]    [ ]      [ ]
Fundname Drop In  [ ]    [ ]      [ ]    Fundname Drop In  [ ]    [ ]      [ ]    Fundname Drop In  [ ]    [ ]      [ ]

2.i. TO APPROVE THE ELIMINATION OF CERTAIN FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO SHORT SALES

                  FOR  AGAINST  ABSTAIN                    FOR  AGAINST  ABSTAIN                    FOR  AGAINST  ABSTAIN
Fundname Drop In  [ ]    [ ]      [ ]    Fundname Drop In  [ ]    [ ]      [ ]    Fundname Drop In  [ ]    [ ]      [ ]
Fundname Drop In  [ ]    [ ]      [ ]    Fundname Drop In  [ ]    [ ]      [ ]    Fundname Drop In  [ ]    [ ]      [ ]
Fundname Drop In  [ ]    [ ]      [ ]    Fundname Drop In  [ ]    [ ]      [ ]    Fundname Drop In  [ ]    [ ]      [ ]

2.j. TO APPROVE AN AMENDMENT TO CERTAIN FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO CONCENTRATING INVESTMENTS IN AN INDUSTRY

                  FOR  AGAINST  ABSTAIN                    FOR  AGAINST  ABSTAIN                    FOR  AGAINST  ABSTAIN
Fundname Drop In  [ ]    [ ]      [ ]    Fundname Drop In  [ ]    [ ]      [ ]    Fundname Drop In  [ ]    [ ]      [ ]
Fundname Drop In  [ ]    [ ]      [ ]    Fundname Drop In  [ ]    [ ]      [ ]    Fundname Drop In  [ ]    [ ]      [ ]
Fundname Drop In  [ ]    [ ]      [ ]    Fundname Drop In  [ ]    [ ]      [ ]    Fundname Drop In  [ ]    [ ]      [ ]

2.k. TO APPROVE THE ELIMINATION OF CERTAIN FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO PURCHASING ILLIQUID SECURITIES

                  FOR  AGAINST  ABSTAIN                    FOR  AGAINST  ABSTAIN                    FOR  AGAINST  ABSTAIN
Fundname Drop In  [ ]    [ ]      [ ]    Fundname Drop In  [ ]    [ ]      [ ]    Fundname Drop In  [ ]    [ ]      [ ]
Fundname Drop In  [ ]    [ ]      [ ]    Fundname Drop In  [ ]    [ ]      [ ]    Fundname Drop In  [ ]    [ ]      [ ]
Fundname Drop In  [ ]    [ ]      [ ]    Fundname Drop In  [ ]    [ ]      [ ]    Fundname Drop In  [ ]    [ ]      [ ]

2.l. TO APPROVE THE ELIMINATION OF CERTAIN FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

                  FOR  AGAINST  ABSTAIN                    FOR  AGAINST  ABSTAIN
Fundname Drop In  [ ]    [ ]      [ ]    Fundname Drop In  [ ]    [ ]      [ ]

2.m. TO APPROVE THE ELIMINATION OF CERTAIN FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO BUYING AND SELLING PUTS AND CALLS

                  FOR  AGAINST  ABSTAIN                    FOR  AGAINST  ABSTAIN                    FOR  AGAINST  ABSTAIN
Fundname Drop In  [ ]    [ ]      [ ]    Fundname Drop In  [ ]    [ ]      [ ]    Fundname Drop In  [ ]    [ ]      [ ]
Fundname Drop In  [ ]    [ ]      [ ]    Fundname Drop In  [ ]    [ ]      [ ]    Fundname Drop In  [ ]    [ ]      [ ]

                                    ORE_15350